As filed with the Securities and Exchange Commission on
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February 28, 2014
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Registration No. 33-7232
811-04524

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /
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Pre-Effective Amendment No.	/ /
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Post-Effective Amendment No. 35	/ X /
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and/or	----
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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY	/ X /
ACT OF 1940	----
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Amendment No. 36	/ X /
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(Check appropriate box or boxes)	----
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PUTNAM GLOBAL INCOME TRUST
(Exact Name of Registrant as Specified in Charter)

One Post Office Square, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code
(617) 292-1000
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It is proposed that this filing will become effective
(check appropriate box)

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/ /	immediately upon filing pursuant to paragraph (b)
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/ X /	on February 28, 2014 pursuant to paragraph (b)
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/ /	60 days after filing pursuant to paragraph (a)(1)
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/ /	on (date) pursuant to paragraph (a)(1)
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/ /	75 days after filing pursuant to paragraph (a)(2)
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/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:
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/ /	this post-effective amendment designates a new
----	effective date for a previously filed post-effective amendment.

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ROBERT T. BURNS, Vice President
PUTNAM GLOBAL INCOME TRUST
One Post Office Square
Boston, Massachusetts 02109
(Name and address of agent for service)
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Copy to:
JOHN W. GERSTMAYR, Esquire
ROPES & GRAY LLP
Prudential Tower
800 Boylston St.
Boston, Massachusetts 02199-3600

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| FUND SYMBOLS | CLASS A | CLASS B | CLASS C | CLASS M | CLASS R | CLASS R5 | CLASS R6 | CLASS Y |
|---|---|---|---|---|---|---|---|---|
| | PGGIX | PGLBX | PGGLX | PGGMX | PGBRX | PGGDX | PGGEX | PGGYX |

# Putnam Global Income Trust

## Prospectus

2 | 28 | 14

| | |
|---|---|
| Fund summary | 2 |
| What are the fund's main investment strategies and related risks? | 7 |
| Who oversees and manages the fund? | 13 |
| How does the fund price its shares? | 14 |
| How do I buy fund shares? | 15 |
| How do I sell or exchange fund shares? | 23 |
| Policy on excessive short-term trading | 25 |
| Distribution plans and payments to dealers | 28 |
| Fund distributions and taxes | 31 |
| Financial highlights | 33 |

**Investment Category: Income**

**This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.**

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC) nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

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Fund summary

Goal

Putnam Global Income Trust seeks high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in class A shares or $50,000 in class M shares of Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 15 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	4.00%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.25%	0.40%*
Class R	NONE	NONE
Class R5	NONE	NONE
Class R6	NONE	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses	Total annual fund operating expenses
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Class A	0.55%	0.25%	0.30%	1.10%
Class B	0.55%	1.00%	0.30%	1.85%
Class C	0.55%	1.00%	0.30%	1.85%
Class M	0.55%	0.50%	0.30%	1.35%
Class R	0.55%	0.50%	0.30%	1.35%
Class R5	0.55%	N/A	0.27%	0.82%
Class R6	0.55%	N/A	0.20%	0.75%
Class Y	0.55%	N/A	0.30%	0.85%

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    *  Applies only to certain redemptions of shares bought with no initial sales charge.

  **  This charge is phased out over six years.

 ***  This charge is eliminated after one year.

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Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
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Class A	$508	$736	$982	$1,687
Class B	$688	$882	$1,201	$1,973
Class B (no redemption)	$188	$582	$1,001	$1,973
Class C	$288	$582	$1,001	$2,169
Class C (no redemption)	$188	$582	$1,001	$2,169
Class M	$458	$739	$1,040	$1,896
Class R	$137	$428	$739	$1,624
Class R5	$84	$262	$455	$1,014
Class R6	$77	$240	$417	$930
Class Y	$87	$271	$471	$1,049
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Portfolio turnover

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The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 335%.

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Investments, risks, and performance

Investments

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For this “non-diversified” fund, we invest mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). We may also invest in bonds that are below-investment-grade in quality (sometimes referred to as “junk bonds”). We may consider, among other factors, credit, interest rate and prepayment risks, as well as general

Prospectus          3

market conditions, when deciding whether to buy or sell investments. We typically use to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

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Risks

It is important to understand that you can lose money by investing in the fund.

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The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The value of bond investments is also affected by changing market perceptions of the risk of default. The risks associated with bond investments include interest rate risk, which means the value of the fund’s investments is likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of a bond may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid.

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The fund’s “non-diversified” status, which means the fund may invest a greater percentage of its assets in fewer issuers than a “diversified” fund, can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. Our use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/13)

Share class	1 year	5 years	10 years
Class A before taxes	–3.04%	10.55%	5.31%
Class A after taxes on distributions	–4.19%	8.13%	3.34%
Class A after taxes on distributions and sale of fund shares	–1.73%	7.37%	3.35%
Class B before taxes	–4.65%	10.34%	5.11%
Class C before taxes	–0.75%	10.64%	4.96%
Class M before taxes	–2.52%	10.44%	5.12%
Class R before taxes	0.75%	11.19%	5.48%
Class R5 before taxes*	1.29%	11.75%	5.96%
Class R6 before taxes*	1.30%	11.78%	5.97%
Class Y before taxes	1.26%	11.75%	5.96%
Barclays Global Aggregate Bond Index (no deduction for fees, expenses or taxes)	–2.60%	3.91%	4.46%

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    *  Performance for class R5 and class R6 shares prior to their inception (7/2/12) is derived from the historical performance of class Y shares, and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

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Class B share performance reflects conversion to class A shares after eight years.

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Prospectus          5

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

D. William Kohli, Co-Head of Fixed Income, portfolio manager of the fund since 1994

Michael Atkin, Portfolio Manager, portfolio manager of the fund since 2007

Kevin Murphy, Portfolio Manager, portfolio manager of the fund since 2012

Michael Salm, Co-Head of Fixed Income, portfolio manager of the fund since 2007

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

6          Prospectus

What are the fund’s main investment strategies and related risks?

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This section contains greater detail on the fund’s main investment strategies and the related risks you would face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk. As mentioned in the fund summary, we pursue the fund’s goal by investing mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide. We allocate the fund’s assets among these fixed income instruments in a manner intended, among other things, to diversify the fund’s exposure to different types of risks inherent in fixed income markets. We believe that better risk diversification creates the potential for the fund to perform well in a variety of market environments. Our efforts to diversify risk through allocation decisions may not be successful and may hurt performance. Under normal circumstances, we invest at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders.

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  Foreign investments. Under normal market conditions, the fund intends to invest in at least five different countries and at least 40% of its net assets in securities of foreign issuers (or, if less, at least the percentage of net assets that is 10% less than the percentage of the fund’s benchmark represented by foreign issuers). The fund may, from time to time, have significant exposure to U.S. investments.

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For purposes of determining whether securities held by the fund are securities of a foreign issuer, we will consider any securities issued by a foreign government or a supranational organization (such as the World Bank) or denominated in a foreign currency to be securities of a foreign issuer. In addition, we will consider an issuer to be a foreign issuer if we determine that (i) the issuer is headquartered or organized outside the United States, (ii) the issuer’s securities trade in a market outside the United States, (iii) the issuer derives a majority of its revenues or profits outside the United States, or (iv) the issuer is significantly exposed to the economic fortunes and risks of regions outside the United States. For purposes of determining the percentage of the fund’s benchmark (Barclays Global Aggregate Bond Index) that is represented by foreign issuers, we will rely upon Barclays determinations.

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Foreign investments involve certain special risks, including:

Prospectus          7

  Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.
  Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, direct or indirect impact of sovereign debt default, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

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  Unreliable or untimely information: There may be less information publicly available about a foreign company than about most publicly-traded U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

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  Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

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  Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

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  Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.
  Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

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The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. Emerging markets countries may have less developed markets and legal and regulatory systems and may be susceptible to greater political and economic instability than developed markets. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, and investments in emerging markets countries may be more volatile and less liquid than most U.S. investments. For these and other reasons, investments in emerging markets are often considered speculative.

8          Prospectus

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

  Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

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  Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mostly in investment-grade investments. These are rated at least BBB or its equivalent by a nationally recognized securities rating agency, or are unrated investments we believe are of comparable quality. We may invest up to 20% of the fund’s net assets in securities rated below investment-grade, including investments in the lowest category of the rating agency, and in unrated securities that we believe are of comparable quality. However, we will not invest more than 5% of the fund’s net assets in securities that are rated lower than CCC or its equivalent by each rating agency rating the investment, or in unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

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Investments rated below BBB or its equivalent are below-investment-grade in quality (sometimes referred to as “junk bonds”). This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally

Prospectus          9

greater for zero-coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of the investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings involving the issuer. This could increase the fund’s operating expenses and decrease its net asset value.

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Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some investments, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are backed only by the credit of the issuer. Mortgage-backed securities may be subject to the risk that underlying borrowers will be unable to meet their obligations.

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  Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on securitized debt instruments, including mortgage-backed and asset-backed investments, typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Such investments may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Asset-backed securities are structured like mortgage-backed

10          Prospectus

securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Asset-backed securities are subject to risks similar to those of mortgage-backed securities.

  Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, certain foreign currency transactions and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or to a particular currency or group of currencies, or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations. For further information about the risks of derivatives, see Miscellaneous Investments, Investment Practices and Risks in the SAI.

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  Other investments. In addition to the main investment strategies described above, the fund may make other types of investments, such as investments in asset-backed, hybrid and structured bonds and notes, and preferred securities that would be characterized as debt securities under applicable accounting standards and tax laws. The fund may also loan portfolio securities to earn income. These practices may be subject to other risks, as described under Miscellaneous Investments, Investment Practices and Risks in the SAI.
  Alternative strategies. At times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may take temporary defensive positions that are mainly designed to limit losses, such as investing some or all of the fund’s assets in cash and cash equivalents. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

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  Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies set forth in this prospectus without shareholder approval, except as otherwise provided.
  Portfolio turnover rate. The fund’s portfolio turnover rate measures how frequently the fund buys and sells investments. A portfolio turnover rate of 100%, for example, would mean that the fund sold and replaced securities valued at 100% of the fund’s assets within a one-year period. From time to time the fund may engage in frequent trading. Funds with high turnover may be more likely to realize capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. A fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.
  Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For more specific information on the fund’s portfolio, you may visit the Putnam Investments website, putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the SEC for the period that includes the date of the information, after which such information can be found on the SEC’s website at http://www.sec.gov.

12          Prospectus

Who oversees and manages the fund?

The fund’s Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by a Board of Trustees. The Putnam Funds’ Board of Trustees oversees the general conduct of the fund’s business and represents the interests of the Putnam fund shareholders. At least 75% of the members of the Putnam Funds’ Board of Trustees are independent, which means they are not officers of the fund or affiliated with Putnam Investment Management, LLC (Putnam Management).

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The Trustees periodically review the fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for providing or overseeing these services, as well as the overall level of the fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff and legal counsel that are selected by the Trustees and are independent of Putnam Management and its affiliates and by the fund’s auditors.

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Contacting the fund’s Trustees
Address correspondence to:
The Putnam Funds Trustees
One Post Office Square
Boston, MA 02109

The fund’s investment manager

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The Trustees have retained Putnam Management, which has managed mutual funds since 1937, to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract and the sub-management contract described below is discussed in the fund’s annual report to shareholders dated October 31, 2013.

The fund pays a monthly management fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds), and generally declines as the aggregate net assets increase.

The fund paid Putnam Management a management fee (after any applicable waivers) of 0.55% of average net assets for the fund’s last fiscal year.

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Putnam Management’s address is One Post Office Square, Boston, MA 02109.

Prospectus          13

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Putnam Management has retained its affiliate Putnam Investments Limited (PIL) to make investment decisions for such fund assets as may be designated from time to time for its management by Putnam Management. Putnam Management (and not the fund) will pay a quarterly sub-management fee to PIL for its services at the annual rate of 0.40% of the average net asset value of any fund assets managed by PIL. PIL, which provides a full range of international investment advisory services to institutional clients, is located at Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

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Pursuant to this arrangement, Putnam investment professionals who are based in foreign jurisdictions may serve as portfolio managers of the fund or provide other investment services, consistent with local regulations.

  Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.
Portfolio managers	Joined fund	Employer	Positions over past five years
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D. William Kohli	1994	Putnam Management 1994 – Present	Co-Head of Fixed Income Previously, Team Leader, Portfolio Construction
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Michael Atkin	2007	Putnam Management 1997 – Present	Portfolio Manager Previously, Director of Sovereign Research and Senior Economist
Kevin Murphy	2012	Putnam Management 1999 – Present	Portfolio Manager Previously, Team Leader, High Grade Credit
Michael Salm	2007	Putnam Management 1997 – Present	Co-Head of Fixed Income Previously, Team Leader, Liquid Markets and Mortgage Specialist

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the NYSE each day the exchange is open. The fund values its investments for which market quotations are readily available at market value. It values short-term investments that will mature within 60 days at amortized cost, which approximates market value. It values all other investments and assets at their fair value, which may differ from recent

14          Prospectus

market prices. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or a dealer selected by Putnam Management. Pricing services and dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 4:00 p.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the fund’s foreign fixed-income investments occur between the close of foreign markets and the close of regular trading on the NYSE, these investments will also be valued at their fair value. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

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The fund’s most recent NAV is available on Putnam Investments’ website at putnam.com/individual or by contacting Putnam Investor Services at 1-800-225-1581.

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How do I buy fund shares?

Opening an account

You can open a fund account and purchase class A, B, C, and M shares by contacting your financial representative or Putnam Investor Services at 1-800-225-1581 and obtaining a Putnam account application. The completed application, along with a check made payable to the fund, must then be returned to Putnam Investor Services at the following address:

Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

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You can open a fund account with as little as $500. The minimum investment is waived if you make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account. Although Putnam is currently waiving the minimum, it reserves the right to reject initial investments under the minimum at its discretion.

The fund sells its shares at the offering price, which is the NAV plus any applicable sales charge (class A and class M shares only). Your financial representative or Putnam Investor Services generally must receive your completed buy order before the close of regular trading on the NYSE for your shares to be bought at that day’s offering price.

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If you participate in an employer-sponsored retirement plan that offers the fund, please consult your employer for information on how to purchase shares of the fund through the plan, including any restrictions or limitations that may apply.

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Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

Also, the fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

Purchasing additional shares

Once you have an existing account, you can make additional investments at any time in any amount in the following ways:

  Through a financial representative. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services and may charge you for his or her services.
  Through Putnam’s Systematic Investing Program. You can make regular investments weekly, semi-monthly or monthly through automatic deductions from your bank checking or savings account.

16          Prospectus

  Via the Internet or phone. If you have an existing Putnam fund account and you have completed and returned an Electronic Investment Authorization Form, you can buy additional shares online at putnam.com or by calling Putnam Investor Services at 1-800-225-1581.
  By mail. You may also request a book of investment stubs for your account. Complete an investment stub and write a check for the amount you wish to invest, payable to the fund. Return the check and investment stub to Putnam Investor Services.

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  By wire transfer. You may buy fund shares by bank wire transfer of same-day funds. Please call Putnam Investor Services at 1-800-225-1581 for wiring instructions. Any commercial bank can transfer same-day funds by wire. The fund will normally accept wired funds for investment on the day received if they are received by the fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you for wiring same-day funds. Although the fund’s designated bank does not currently charge you for receiving same-day funds, it reserves the right to charge for this service. You cannot buy shares for employer-sponsored retirement plans by wire transfer.

Which class of shares is best for me?

This prospectus offers you four classes of fund shares: A, B, C and M. Employer-sponsored retirement plans may also choose class R, R5 or R6 shares, and certain investors described below may also choose class Y shares. Each share class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure, as illustrated in the Fund summary — Fees and expenses section, allowing you and your financial representative to choose the class that best suits your investment needs. When you purchase shares of a fund, you must choose a share class. Deciding which share class best suits your situation depends on a number of factors that you should discuss with your financial representative, including:

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  How long you expect to hold your investment. Class B shares charge a contingent deferred sales charge (CDSC) on redemptions that is phased out over the first six years; class C shares charge a CDSC on redemptions in the first year.
  How much you intend to invest. While investments of less than $100,000 can be made in any share class, classes A and M offer sales charge discounts starting at $100,000 and $50,000, respectively.
  Total expenses associated with each share class. As shown in the section entitled Fund summary — Fees and expenses , each share class offers a different combination of up-front and ongoing expenses. Generally, the lower the up-front sales charge, the greater the ongoing expenses.

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Here is a summary of the differences among the classes of shares

Class A shares

  Initial sales charge of up to 4.00%
  Lower sales charges available for investments of $100,000 or more
  No deferred sales charge (except that a deferred sales charge of 1.00% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B, C or M shares because of lower 12b-1 fees.

Class B shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of up to 5.00% if shares are sold within six years of purchase
  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
  Convert automatically to class A shares after eight years, thereby reducing future 12b-1 fees
  Orders for class B shares of one or more Putnam funds will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $100,000 or more. Investors considering cumulative purchases of $100,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

Class C shares

  No initial sales charge; your entire investment goes to work immediately
  Deferred sales charge of 1.00% if shares are sold within one year of purchase
  Higher annual expenses, and lower dividends, than class A or M shares because of higher 12b-1 fees
  No conversion to class A shares, so future 12b-1 fees do not decline over time

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  Orders for class C shares of one or more Putnam funds, other than class C shares sold to employer-sponsored retirement plans will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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18          Prospectus

Class M shares

  Initial sales charge of up to 3.25%
  Lower sales charges available for investments of $50,000 or more
  No deferred sales charge (except that a deferred sales charge of 0.40% may be imposed on certain redemptions of shares bought without an initial sales charge)
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  No conversion to class A shares, so future 12b-1 fees do not decline over time
  Orders for class M shares of one or more Putnam funds, other than class M shares sold to qualified employee-benefit plans, will be refused when the total value of the purchase, plus existing account balances that are eligible to be linked under a right of accumulation for purchases of class A shares (as described below), is $500,000 or more. Investors considering cumulative purchases of $500,000 or more should consider whether class A shares would be more advantageous and consult their financial representative.

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Class R shares (available only to employer-sponsored retirement plans)

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  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class B or C shares because of lower 12b-1 fees
  Higher annual expenses, and lower dividends, than class A shares because of higher 12b-1 fees
  No conversion to class A shares, so future 12b-1 fees do not decline over time.

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Class R5 shares (available only to employer-sponsored retirement plans)

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  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees
  Lower annual expenses, and higher dividends, than class Y shares because of lower investor servicing fees
  Higher annual expenses, and lower dividends, than class R6 shares because of higher investor servicing fees

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Class R6 shares (available only to employer-sponsored retirement plans)

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  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge
  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees and lower investor servicing fees
  Lower annual expenses, and higher dividends, than class R5 or Y shares because of lower investor servicing fees

Class Y shares (available only to investors listed below)

The following investors may purchase class Y shares if approved by Putnam:

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  employer-sponsored retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

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  bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;
  corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;
  college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code;
  other Putnam funds and Putnam investment products;
  investors purchasing shares through an asset-based fee program that regularly offers institutional share classes and that is sponsored by a registered broker-dealer or other financial institution;
  clients of a financial representative who are charged a fee for consulting or similar services;
  corporations, endowments and foundations that have entered into an arrangement with Putnam;
  fee-paying clients of a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Putnam funds;

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  investment companies (whether registered or private), both affiliated and unaffiliated with Putnam; and

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  current and retired Putnam employees and their immediate family members (including an employee’s spouse, domestic partner, fiancé(e), or other family members who are living in the same household), current and retired directors of Putnam Investments, LLC, and current and retired Trustees of the fund. Upon the departure of any member of this group of individuals from Putnam or the fund’s Board of Trustees, the member’s class Y shares

20          Prospectus

convert automatically to class A shares, unless the member’s departure is a retirement, as determined by Putnam in its discretion for employees and directors and by the Board of Trustees in its discretion for Trustees.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

  No initial sales charge; your entire investment goes to work immediately
  No deferred sales charge

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  Lower annual expenses, and higher dividends, than class A, B, C, M or R shares because of no 12b-1 fees.
  Higher annual expenses, and lower dividends, than class R5 or R6 shares because of higher investor servicing fees.

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Initial sales charges for class A and M shares

	Class A sales charge as a percentage of*:		Class M sales charge as a percentage of*:
Amount of purchase at offering price ($)	Net amount invested	Offering price**	Net amount invested	Offering price**
Under 50,000	4.17%	4.00%	3.36%	3.25%
50,000 but under 100,000	4.17	4.00	2.30	2.25
100,000 but under 250,000	3.36	3.25	1.27	1.25
250,000 but under 500,000	2.56	2.50	1.01	1.00
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500,000 and above	NONE	NONE	N/A***	N/A***
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    *  Because of rounding in the calculation of offering price and the number of shares purchased, actual sales charges you pay may be more or less than these percentages.

  **  Offering price includes sales charge.

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 ***  The fund will not accept purchase orders for class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

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Reducing your class A or class M sales charge

The fund offers two principal ways for you to qualify for discounts on initial sales charges on class A and class M shares, often referred to as “breakpoint discounts”:

  Right of accumulation. You can add the amount of your current purchases of class A or class M shares of the fund and other Putnam funds to the value of your existing accounts in the fund and other Putnam funds. Individuals can also include purchases by, and accounts owned by, their spouse and minor children, including accounts established through different financial

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representatives. For your current purchases, you will pay the initial sales charge applicable to the total value of the linked accounts and purchases, which may be lower than the sales charge otherwise applicable to each of your current purchases. Shares of Putnam money market funds, other than money market fund shares acquired by exchange from other Putnam funds, are not included for purposes of the right of accumulation.

To calculate the total value of your existing accounts and any linked accounts, the fund will use the higher of (a) the current maximum public offering price of those shares or (b) if you purchased the shares after December 31, 2007, the initial value of the total purchases, or, if you held the shares on December 31, 2007, the market value at maximum public offering price on that date, in either case, less the market value on the applicable redemption date of any of those shares that you have redeemed.

  Statement of intention. A statement of intention is a document in which you agree to make purchases of class A or class M shares in a specified amount within a period of 13 months. For each purchase you make under the statement of intention, you will pay the initial sales charge applicable to the total amount you have agreed to purchase. While a statement of intention is not a binding obligation on you, if you do not purchase the full amount of shares within 13 months, the fund will redeem shares from your account in an amount equal to the difference between the higher initial sales charge you would have paid in the absence of the statement of intention and the initial sales charge you actually paid.

Account types that may be linked with each other to obtain breakpoint discounts using the methods described above include:

  Individual accounts
  Joint accounts
  Accounts established as part of a retirement plan and IRA accounts (some restrictions may apply)
  Shares of Putnam funds owned through accounts in the name of your dealer or other financial intermediary (with documentation identifying beneficial ownership of shares)
  Accounts held as part of a Section 529 college savings plan managed by Putnam Management (some restrictions may apply)

In order to obtain a breakpoint discount, you should inform your financial representative at the time you purchase shares of the existence of other accounts or purchases that are eligible to be linked for the purpose of calculating the initial sales charge. The fund or your financial representative may ask you for records or other information about other shares held in your

22          Prospectus

accounts and linked accounts, including accounts opened with a different financial representative. Restrictions may apply to certain accounts and transactions. Further details about breakpoint discounts can be found on Putnam Investments’ website at putnam.com/individual by selecting Investment Choices , then Mutual Funds , and then Pricing policies , and in the SAI.

  Additional reductions and waivers of sales charges. In addition to the breakpoint discount methods described above, sales charges may be reduced or waived under certain circumstances and for certain categories of investors. For instance, an employer-sponsored retirement plan is eligible to purchase class A shares without sales charges if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management. Information about reductions and waivers of sales charges, including deferred sales charges, is included in the SAI. You may consult your financial representative or Putnam Retail Management for assistance.

How do I sell or exchange fund shares?

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the NYSE is open, either through your financial representative or directly to the fund. If you redeem your shares shortly after purchasing them, your redemption payment for the shares may be delayed until the fund collects the purchase price of the shares, which may be up to 10 calendar days after the purchase date.

Regarding exchanges, not all Putnam funds offer all classes of shares or may be open to new investors. If you exchange shares otherwise subject to a deferred sales charge, the transaction will not be subject to the deferred sales charge. When you redeem the shares acquired through the exchange, however, the redemption may be subject to the deferred sales charge, depending upon when and from which fund you originally purchased the shares. The deferred sales charge will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest deferred sales charge applicable to your class of shares. For purposes of computing the deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase, unless you originally purchased the shares from another Putnam fund that does not directly charge a deferred sales charge, in which case the length of time you have owned your shares will be measured from the date you exchange those shares for shares of another Putnam fund that does charge a deferred sales charge, and will not be affected by any subsequent exchanges among funds.

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  Selling or exchanging shares through your financial representative. Your representative must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV, less any applicable deferred sales charge. Your representative will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge you for his or her services.
  Selling or exchanging shares directly with the fund. Putnam Investor Services must receive your request in proper form before the close of regular trading on the NYSE in order to receive that day’s NAV, less any applicable deferred sales charge.
  By mail. Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If you have certificates for the shares you want to sell or exchange, you must return them unendorsed with your letter of instruction.
  By telephone. You may use Putnam’s telephone redemption privilege to redeem shares valued at less than $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless you indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone. A telephone exchange privilege is currently available for amounts up to $500,000. Sale or exchange of shares by telephone is not permitted if there are certificates for your shares. The telephone redemption and exchange privileges may be modified or terminated without notice.
  Via the Internet. You may also exchange shares via the Internet at putnam.com/individual.
  Shares held through your employer’s retirement plan. For information on how to sell or exchange shares of the fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
  Additional requirements. In certain situations, for example, if you sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or surviving joint owner. For more information concerning Putnam’s signature guarantee and documentation requirements, contact Putnam Investor Services.

24          Prospectus

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange. Ask your financial representative or Putnam Investor Services for prospectuses of other Putnam funds. Some Putnam funds are not available in all states.

Deferred sales charges for class B, class C and certain class A and class M shares

If you sell (redeem) class B shares within six years of purchase, you will generally pay a deferred sales charge according to the following schedule:

Year after purchase	1	2	3	4	5	6	7+
Charge	5%	4%	3%	3%	2%	1%	0%

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A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $500,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase. A deferred sales charge of 0.40% may apply to class M shares purchased without a sales charge for certain rollover IRA accounts if redeemed within one year of purchase.

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Deferred sales charges will be based on the lower of the shares’ cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. You may sell shares acquired by reinvestment of distributions without a charge at any time.

  Payment information. The fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. You will not receive interest on uncashed redemption checks.
  Redemption by the fund. If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may redeem your shares without your permission and send you the proceeds after providing you with at least 60 days’ notice to attain the minimum. To the extent permitted by applicable law, the fund may also redeem shares if you own more than a maximum amount set by the Trustees. There is presently no maximum, but

Prospectus          25

the Trustees could set a maximum that would apply to both present and future shareholders.

Policy on excessive short-term trading

  Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s NAV. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold otherwise. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for lower-rated bonds may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which will reduce the fund’s performance and may dilute the interests of other shareholders. Because lower-rated debt may be less liquid than higher-rated debt, the fund may also be unable to buy or sell these securities at desirable prices when the need arises (for example, in response to volatile cash flows caused by short-term trading). Similar risks may apply if the fund holds other types of less liquid securities.

26          Prospectus

  Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

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  Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as within accounts held through certain financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions above a specified dollar amount within a specified period of time. A “round trip” transaction is defined as a purchase or exchange into a fund followed, or preceded by, a redemption or exchange out of the same fund. Generally, if an investor has been identified as having completed two “round trip” transactions with values above a specified amount within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Certain types of transactions are exempt from monitoring, such as those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.
  Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Continued excessive short-term trading activity by an investor or intermediary following a warning may lead to the termination of the exchange privilege for that investor or intermediary. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts in the fund or other Putnam funds under common ownership or control for purposes of determining whether the activity is excessive. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, require future trades to be submitted by mail rather than by phone or over the Internet, impose limitations on the amount, number, or frequency of future purchases or exchanges, or temporarily or permanently

Prospectus          27

bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity does not fall within the fund’s current monitoring parameters.

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  Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

Distribution plans and payments to dealers

Putnam funds are distributed primarily through dealers (including any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator, and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates). In order to pay for the marketing of fund shares and services provided to shareholders, the fund has adopted distribution and service (12b-1) plans, which increase the annual operating expenses you pay each year in certain share classes, as shown in the table of annual fund operating expenses in the section Fund summary — Fees and expenses.

28          Prospectus

Putnam Retail Management and its affiliates also make additional payments to dealers that do not increase your fund expenses, as described below.

  Distribution and service (12b-1) plans. The fund’s 12b-1 plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C, class M and class R shares. The Trustees currently limit payments on class A, class M and class R shares to 0.25%, 0.50% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C, class M and class R shares may cost you more over time than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares. Class R shares will generally be less expensive than class B shares for shareholders who are eligible to purchase either class. Class R5, class R6 and class Y shares, for shareholders who are eligible to purchase them, will be less expensive than other classes of shares because they do not bear sales charges or 12b-1 fees.

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  Payments to dealers. If you purchase your shares through a dealer, your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution and service (12b-1) fees, if any, shown in the tables under Fund summary — Fees and expenses at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under Fund summary — Fees and expenses.

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The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales or net sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments are generally available to most dealers engaging in significant sales of Putnam fund shares. These payments are individually negotiated with each dealer firm, taking into account the

Prospectus          29

marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Although the total amount of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to the dealers.

Program servicing payments, which are paid in some instances to dealers in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. These payments are made for program services provided by the dealer, including participant recordkeeping, reporting, or transaction processing, as well as services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

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You can find a list of all dealers to which Putnam made marketing support and/or program servicing payments in 2013 in the SAI, which is on file with the SEC and is also available on Putnam’s website at putnam.com. You can also find other details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

  Other payments. Putnam Retail Management and its affiliates may make other payments (including payments in connection with educational seminars or conferences) or allow other promotional incentives to dealers to the extent permitted by SEC and NASD (as adopted by FINRA) rules and by other applicable laws and regulations. The fund’s transfer agent may also make payments to certain dealers in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under Management — Investor Servicing Agent for more details.


30          Prospectus

Fund distributions and taxes

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The fund normally distributes any net investment income monthly and any net realized capital gains annually. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of your fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

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For shares purchased through your employer’s retirement plan, the terms of the plan will govern how the plan may receive distributions from the fund.

For federal income tax purposes, distributions of net investment income are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than by how long you have owned (or are deemed to have owned) your shares. Distributions that the fund properly reports to you as gains from investments that the fund owned for more than one year are generally treated as long-term capital gains includible in and taxed at the rates applicable to your net capital gain. Distributions of gains from investments that the fund owned for one year or less and gains on the sale of or payment on bonds characterized as market discount are generally taxable to you as ordinary income. Distributions are taxable in the manner described in this paragraph whether you receive them in cash or reinvest them in additional shares of this fund or other Putnam funds.

Distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

Unless you are investing through a tax-advantaged retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution because doing so may cost you money in taxes. Distributions are taxable to you even if they are paid from income or gains earned by the fund before your investment (and thus were included in

Prospectus          31

the price you paid). Contact your financial representative or Putnam to find out the distribution schedule for your fund.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased. If the fund meets certain requirements relating to its asset holdings, and the fund elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, the fund’s investment in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

The fund’s use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of your shares generally also will be subject to tax.

The above is a general summary of the tax implications of investing in the fund. Please refer to the SAI for further details. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

32          Prospectus

Financial highlights

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The financial highlights tables are intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. The Auditor’s report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

Prospectus          33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss) [a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%) [b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) [c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%) [d]
Class A
October 31, 2013	$12.85	.38	(.27)	.11	(.35)	(.04)	(.39)	—	—	$12.57	.82	$199,284	1.10	2.96	335
October 31, 2012	12.58	.36	.38	.74	(.36)	(.11)	(.47)	—	—	12.85	6.02	229,240	1.10	2.85	162
October 31, 2011	13.15	.47	(.27)	.20	(.77)	—	(.77)	— [e]	— [e,f]	12.58	1.55	215,202	1.13	3.67	116
October 31, 2010	13.24	.80	.82	1.62	(1.71)	—	(1.71)	— [e]	— [e,g]	13.15	13.63	157,631	1.14 [h]	6.35 [h]	79
October 31, 2009	10.47	.62	2.91	3.53	(.76)	—	(.76)	— [e]	— [e,i]	13.24	35.39	113,047	1.14 [h]	5.57 [h]	203
Class B
October 31, 2013	$12.80	.28	(.28)	— [e]	(.26)	(.03)	(.29)	—	—	$12.51	(.01)	$9,002	1.85	2.21	335
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.24	11,109	1.85	2.10	162
October 31, 2011	13.10	.38	(.28)	.10	(.67)	—	(.67)	— [e]	— [e,f]	12.53	.81	11,499	1.88	2.94	116
October 31, 2010	13.20	.72	.80	1.52	(1.62)	—	(1.62)	— [e]	— [e,g]	13.10	12.74	9,453	1.89 [h]	5.67 [h]	79
October 31, 2009	10.44	.52	2.92	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	8,144	1.89 [h]	4.77 [h]	203
Class C
October 31, 2013	$12.80	.28	(.28)	— [e]	(.26)	(.03)	(.29)	—	—	$12.51	(.01)	$31,771	1.85	2.22	335
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.25	39,316	1.85	2.10	162
October 31, 2011	13.10	.35	(.24)	.11	(.68)	—	(.68)	— [e]	— [e,f]	12.53	.83	36,264	1.88	2.70	116
October 31, 2010	13.20	.68	.85	1.53	(1.63)	—	(1.63)	— [e]	— [e,g]	13.10	12.80	13,700	1.89 [h]	5.39 [h]	79
October 31, 2009	10.44	.53	2.91	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	4,451	1.89 [h]	4.82 [h]	203
Class M
October 31, 2013	$12.74	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	$12.45	.50	$12,457	1.35	2.71	335
October 31, 2012	12.47	.32	.38	.70	(.33)	(.10)	(.43)	—	—	12.74	5.80	14,969	1.35	2.60	162
October 31, 2011	13.04	.45	(.28)	.17	(.74)	—	(.74)	— [e]	— [e,f]	12.47	1.30	16,403	1.38	3.51	116
October 31, 2010	13.14	.78	.80	1.58	(1.68)	—	(1.68)	— [e]	— [e,g]	13.04	13.35	17,170	1.39 [h]	6.21 [h]	79
October 31, 2009	10.40	.58	2.89	3.47	(.73)	—	(.73)	— [e]	— [e,i]	13.14	35.00	18,789	1.39 [h]	5.30 [h]	203
Class R
October 31, 2013	$12.83	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	$12.54	.50	$5,586	1.35	2.70	335
October 31, 2012	12.56	.33	.37	.70	(.33)	(.10)	(.43)	—	—	12.83	5.76	4,142	1.35	2.61	162
October 31, 2011	13.14	.44	(.28)	.16	(.74)	—	(.74)	— [e]	— [e,f]	12.56	1.25	3,658	1.38	3.43	116
October 31, 2010	13.23	.75	.84	1.59	(1.68)	—	(1.68)	— [e]	— [e,g]	13.14	13.39	2,264	1.39 [h]	5.92 [h]	79
October 31, 2009	10.46	.59	2.91	3.50	(.73)	—	(.73)	— [e]	— [e,i]	13.23	35.10	834	1.39 [h]	5.31 [h]	203
Class R5
October 31, 2013	$12.85	.42	(.29)	.13	(.38)	(.04)	(.42)	—	—	$12.56	1.02	$11.82		3.27	335
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.34*	10	.27*	.99*	162
Class R6
October 31, 2013	$12.85	.38 [j]	(.23)	.15	(.39)	(.04)	(.43)	—	—	$12.57	1.19	$4,025.75		3.00 [j]	335
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.37*	10	.25*	1.01*	162
Class Y
October 31, 2013	$12.86	.41	(.28)	.13	(.38)	(.04)	(.42)	—	—	$12.57	1.00	$40,069.85		3.22	335
October 31, 2012	12.58	.39	.39	.78	(.38)	(.12)	(.50)	—	—	12.86	6.40	64,357.85		3.11	162
October 31, 2011	13.16	.46	(.24)	.22	(.80)	—	(.80)	— [e]	— [e,f]	12.58	1.74	72,631.88		3.53	116
October 31, 2010	13.25	.83	.83	1.66	(1.75)	—	(1.75)	— [e]	— [e,g]	13.16	13.93	13,371	.89 [h]	6.54 [h]	79
October 31, 2009	10.48	.64	2.92	3.56	(.79)	—	(.79)	— [e]	— [e,i]	13.25	35.69	5,218	.89 [h]	5.78 [h]	203

See notes to financial highlights at the end of this section.

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34 Prospectus	Prospectus 35

Financial highlights (Continued)

  *  Not annualized.

  †  For the period July 3, 2012 (commencement of operations) to October 31, 2012.

  a   Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  b   Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  c   Includes amounts paid through expense offset arrangements.

  d   Portfolio turnover excludes TBA purchase and sale transactions.

  e   Amount represents less than $0.01 per share.

  f   Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

  g   Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

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  h   Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
October 31, 2010	0.02%
October 31, 2009	0.32

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  i   Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

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  j   The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

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36          Prospectus

Make the most of your Putnam privileges

The following services are available to you as a Putnam mutual fund shareholder.

Systematic investment plan

Invest as much as you wish. The amount you choose will be automatically transferred weekly, semi-monthly or monthly from your checking or savings account.

Systematic withdrawal

Make regular withdrawals monthly, quarterly, semiannually, or annually from your Putnam mutual fund account.

Systematic exchange

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis.

Exchange privilege

Exchange money between Putnam funds. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

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

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

Many of these services can be accessed online at putnam.com.

For more information about any of these services and privileges, call your financial representative or a Putnam customer service representative toll-free at 1-800-225-1581.

Prospectus          37

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Putnam family of fundsa

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital
Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

George Putnam Balanced Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fundb

Short Duration Income Fund

U.S. Government Income Trust

a  As of December 30, 2013.

b  An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

c  Not available in all states.

38          Prospectus

Tax-free income

AMT-Free Municipal Fund

Intermediate-Term Municipal
Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fundb

Tax-Free High Yield Fund

State tax-free income funds:c

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey,
New York, Ohio, and Pennsylvania

Absolute Return

Absolute Return 100 Fund

Absolute Return 300 Fund

Absolute Return 500 Fund

Absolute Return 700 Fund

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset allocation

Putnam Retirement Income
Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3

Putnam Global Asset Allocation Funds — four investment portfolios that spread your money across a
variety of stocks, bonds, and money market investments;

Dynamic Asset Allocation
Balanced Fund

Dynamic Asset Allocation
Conservative Fund

Dynamic Asset Allocation
Growth Fund

Dynamic Risk Allocation Fund

Putnam RetirementReady®

Putnam RetirementReady Funds —
investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The funds:

Putnam RetirementReady 2055 Fund

Putnam RetirementReady 2050 Fund

Putnam RetirementReady 2045 Fund

Putnam RetirementReady 2040 Fund

Putnam RetirementReady 2035 Fund

Putnam RetirementReady 2030 Fund

Putnam RetirementReady 2025 Fund

Putnam RetirementReady 2020 Fund

Putnam RetirementReady 2015 Fund

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Prospectus          39

For more information about
Putnam Global Income Trust

The fund’s SAI and annual and semiannual reports to shareholders include additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by contacting your financial representative, by visiting Putnam’s website at putnam.com/individual, or by calling Putnam toll-free at 1-800-225-1581.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520. You may need to refer to the fund’s file number.

Putnam Investments
One Post Office Square
Boston, MA 02109
1-800-225-1581

Address correspondence to
Putnam Investor Services
P.O. Box 8383
Boston, MA 02266-8383

putnam.com

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File No. 811-04524 SP031 285951 2/14

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FUND	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS	CLASS Y
SYMBOLS	A	B	C	M	R	R5	R6
	PGGIX	PGLBX	PGGLX	PGGMX	PGBRX	PGGDX	PGGEX	PGGYX

Putnam Global Income Trust

FORM N-1A

PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)
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2/28/14

This SAI is not a prospectus. If the fund has more than one form of current prospectus, each reference to the prospectus in this SAI includes all of the fund's prospectuses, unless otherwise noted. The SAI should be read together with the applicable prospectus. For a free copy of the fund's annual report or a prospectus dated 2/28/14, as revised from time to time, call Putnam Investor Services at 1-800-225-1581, visit Putnam's website at putnam.com or write Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383.

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Part I of this SAI contains specific information about the fund. Part II includes information about the fund and the other Putnam funds.

Table of Contents

PART I

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FUND ORGANIZATION AND CLASSIFICATION	I-3
INVESTMENT RESTRICTIONS	I-3
CHARGES AND EXPENSES	I-6
PORTFOLIO MANAGERS	I-16
AUDITOR AND FINANCIAL STATEMENTS	I-17
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PART II

HOW TO BUY SHARES	II-1
DISTRIBUTION PLANS	II-10
MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS	II-18
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TAXES	II-55
MANAGEMENT	II-69
DETERMINATION OF NET ASSET VALUE	II-87
INVESTOR SERVICES	II-89
SIGNATURE GUARANTEES	II-93
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REDEMPTIONS	II-94
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POLICY ON EXCESSIVE SHORT-TERM TRADING	II-94
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SHAREHOLDER LIABILITY	II-94
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DISCLOSURE OF PORTFOLIO INFORMATION	II-94
PROXY VOTING GUIDELINES AND PROCEDURES	II-96
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SECURITIES RATINGS	II-97
CLAIMS - PAYING ABILITY RATINGS	II-100
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APPENDIX A - PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS	II-104
APPENDIX B - FINANCIAL STATEMENTS	II-125

SAI

PART I

FUND ORGANIZATION AND CLASSIFICATION

Putnam Global Income Trust is a Massachusetts business trust organized on June 30, 1986. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts.

The fund is an open-end non-diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund offers classes of shares with different sales charges and expenses.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund.

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The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

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INVESTMENT RESTRICTIONS

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the fund may not and will not:

(1) Borrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made.

(2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

(3) With respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

(4) With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(5) Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Issue any class of securities which is senior to the fund's shares of beneficial interest, except for permitted borrowings.

(8) Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities. (Securities denominated in gold or whose value is determined by the value of gold are not considered to be commodity contracts.)

(9) Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the fund's total assets would be invested in any one industry.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding fund shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding fund shares are represented at the meeting in person or by proxy.

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For purposes of the fund’s fundamental policy on commodities and commodities contracts (#8 above), at the time of the establishment of the policy, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity contracts,” and notwithstanding any federal legislation or regulatory action by the Commodity Futures Trading Commission (“CFTC”) that subject such swaps to regulation by the CFTC, the fund will not consider such instruments to be commodities or commodity contracts for purposes of this policy.

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For purposes of the fund’s fundamental policy on industry concentration (#9 above), Putnam Investment Management, LLC (Putnam Management), the fund's investment manager, determines the appropriate industry categories and assigns issuers to them, informed by a variety of considerations, including relevant third party categorization systems. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.

The following non-fundamental investment policy may be changed by the Trustees without shareholder approval:

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The fund will not invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c).

In connection with the offering of its shares in Japan, the fund has undertaken to the Japanese Securities Dealers Association that the fund will not: (1) invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market, including, without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Management, to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable); (2) borrow money in excess of 10% of the value of its total assets; (3) make short sales of securities in excess of the fund's net asset value; and (4) together with other mutual funds managed by Putnam Management, acquire more than 50% of the outstanding voting securities of any issuer.

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If the undertaking is violated, the fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

Also in connection with the fund's offering of its shares in Japan, the fund has adopted the following non-fundamental investment restriction:

The fund will not invest in equity securities or warrants except that the fund may invest in or hold preferred securities if and to the extent that such securities are characterized as debt for purposes of determining the fund's status as a “bond investment trust” under the Income Tax Law of Japan. There can be no assurance that the fund will be able to invest in such preferred securities.

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Notwithstanding the foregoing restriction, the fund may invest in asset-backed, hybrid and structured bonds and notes. These investments may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular investment of this type will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the interest rate or return is linked, which may include equity securities. See “Miscellaneous Investments, Investment Practices and Risks-Mortgage-backed and Asset- backed Securities” and “-Hybrid Instruments” in Part II of this SAI.


All percentage limitations on investments (other than pursuant to non-fundamental restriction (1)) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

CHARGES AND EXPENSES

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Effective October 8, 2013, the fund and Putnam Management entered into an Interim Management Contract pursuant to which Putnam Management manages the fund’s investment portfolio and other affairs and business. The substantive terms of the Interim Management Contract, including terms relating to management fees payable to Putnam Management, are identical to the fund’s prior Management Contract dated January 1, 2010, except that the Interim Management Contract will terminate upon the earlier to occur of (i) approval by a majority of the fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, of a new management contract, and (ii) March 7, 2014.

The Trustees of the fund approved the Interim Management Contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Putnam Management advised the Trustees that the transfer of Mr. Desmarais’ voting control of shares of Power Corporation of Canada to The Desmarais Family Residuary Trust, which occurred following his death, may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing each of the following contracts to terminate automatically: (i) the management contract between the fund and Putnam Management, (ii) the sub-management contract between Putnam Management and Putnam Investments Limited with respect to the fund and (iii) the sub-advisory contract between Putnam

Management, Putnam Investments Limited and The Putnam Advisory Company, LLC with respect to the applicable Funds. To address this possibility, consistent with Rule 15a-4 under the Investment Company Act of 1940, the Trustees approved the Interim Management Contract and the continuance of the sub-management and sub-advisory contracts for a period no greater than 150 days from October 8, 2013 to avoid disruption of investment advisory and other services provided to the fund.

At an in-person meeting on November 21 and 22, 2013, the Trustees unanimously approved, and recommended to the shareholders of each fund that they approve, a new management contract between each fund and Putnam Management. Shareholders of your fund will have the opportunity to vote to approve the proposed new management contract at a shareholder meeting to be held on February 27, 2014. The proposed new management contract is identical to your fund’s current management contract, except for its effective date and initial term and for certain non-substantive changes. Further information regarding the proposed new management contract is included in a proxy statement filed with the Securities and Exchange Commission on December 20, 2013. The proxy statement was mailed to shareholders of record beginning on or about December 23, 2013.

Management fees Under the Interim Management Contract, the fund pays a monthly fee to Putnam Management. The fee is calculated by applying a rate to the fund’s average net assets for the month. The rate is based on the monthly average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding fund assets that are invested in other Putnam funds) (“Total Open-End Mutual Fund Average Net Assets”), as determined at the close of each business day during the month, as set forth below:

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0.700% of the first $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.650% of the next $5 billion of Total Open-End Mutual Fund Average Net Assets;

0.600% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.550% of the next $10 billion of Total Open-End Mutual Fund Average Net Assets;

0.500% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.480% of the next $50 billion of Total Open-End Mutual Fund Average Net Assets;

0.470% of the next $100 billion of Total Open-End Mutual Fund Average Net Assets;

0.465% of any excess thereafter.

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For the past three fiscal years, pursuant to the management contract, the fund incurred the following fees:

		Management fee
	Fiscal year	paid
	2013	$1,905,854
	2012	$1,999,189
	2011	$1,473,965
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Brokerage commissions

The following table shows brokerage commissions paid during the fiscal years indicated:

Brokerage
Fiscal year	commissions
2013	$20,446
2012	$14,234
2011	$48,794


The portfolio turnover rate for the fund’s 2013 fiscal year was higher than the portfolio turnover rate for the fund’s 2012 and 2011 fiscal years due to [ ]. Please see the Financial Highlights section of the fund’s most recent shareholder report for further information about the fund’s portfolio turnover over recent periods.

At the end of fiscal 2013, the fund held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

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Broker-dealers or affiliates	Value of securities held
Citigroup, Inc.	$6,469
Goldman Sachs Group, Inc. (The)	$250,754

Administrative expense reimbursement


The fund reimbursed Putnam Management for administrative services during fiscal 2013, including compensation of certain fund officers and contributions to the Putnam Retirement Plan for their benefit, as follows:


Portion of total
reimbursement for
Total	compensation and
reimbursement	contributions
$10,166	$7,781

Trustee responsibilities and fees

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

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The table below shows the value of each Trustee's holdings in the fund and in all of the Putnam Funds as of December 31, 2013.

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Aggregate dollar range of shares
Name of Trustee	Dollar range of Putnam Global	held in all of the Putnam funds
	Income Trust shares owned	overseen by Trustee

Liaquat Ahamed	$1-$10,000	over $100,000

Ravi Akhoury	$1-$10,000	over $100,000

Barbara M. Baumann	$1-$10,000	over $100,000

Jameson A. Baxter	$10,001-$50,000	over $100,000

Charles B. Curtis	$1-$10,000	over $100,000

Robert J. Darretta	$1-$10,000	over $100,000

Katinka Domotorffy	$1-$10,000	over $100,000

John A. Hill	$10,001-$50,000	over $100,000

Paul L. Joskow	$1-$10,000	over $100,000

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

Kenneth R. Leibler	$1-$10,000	over $100,000

Robert E. Patterson	$10,001-$50,000	over $100,000

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George Putnam, III	$50,001-$100,000	over $100,000


W. Thomas Stephens	$1-$10,000	over $100,000

* Robert L. Reynolds	over $100,000	over $100,000


* Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund and Putnam Management. Mr. Reynolds is deemed an "interested person" by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds. None of the other Trustees is an "interested person."

Each Independent Trustee of the fund receives an annual retainer fee and an additional fee for each Trustees meeting attended. Independent Trustees also are reimbursed for expenses they incur relating to their services as Trustees. All of the current Independent Trustees of the fund are Trustees of all the Putnam funds and receive fees for their services.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees of the fund, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least four business days per Trustee meeting. The standing committees of the Board of Trustees, and the number of times each committee met, during your fund’s most recently completed fiscal year, are shown in the table below:

Audit and Compliance Committee	12
Board Policy and Nominating Committee	6
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Brokerage Committee	4
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Contract Committee	10
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Distributions Committee	8
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Executive Committee	2
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Investment Oversight Committees
Investment Oversight Committee A	8
Investment Oversight Committee B	8
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Pricing Committee	7

The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 2013, and the fees paid to each Trustee by all of the Putnam funds for services rendered during calendar year 2013:

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COMPENSATION TABLE

		Pension or	Estimated
		retirement	annual	Total
		benefits	benefits from	compensation
	Aggregate	accrued as	all Putnam	from all
	compensation	part of fund	funds upon	Putnam
Trustees/Year	from the fund	expenses	retirement(1)	funds(2)


Liaquat Ahamed/2012(3)	$1,373	N/A	N/A	$279,000

Ravi Akhoury/2009	$1,467	N/A	N/A	$273,000

Barbara M. Baumann/2010(3)	$1,467	N/A	N/A	$285,000

Jameson A. Baxter/1994(3)(5)	$2,061	$730	$110,500	$402,031

Charles B. Curtis/2001	$1,467	$449	$113,900	$285,000

Robert J. Darretta/2007(3)	$1,467	N/A	N/A	$285,000

Katinka Domotorffy /2012(3)	$1,443	N/A	N/A	$279,000

John A. Hill/1985(3)	$1,467	$1,266	$161,700	$285,000

Paul L. Joskow/1997(3)	$1,491	$508	$113,400	$290,000

Elizabeth T. Kennan/1992(4)	$992	$815	$108,000	$151,500

Kenneth R. Leibler/2006	$1,589	N/A	N/A	$310,000

Robert E. Patterson/1984	$1,589	$764	$106,500	$310,000

George Putnam, III/1984	$1,467	$799	$130,300	$285,000

W. Thomas Stephens/1997(6)	$1,467	$511	$107,100	$285,000

Robert L. Reynolds/2008(7)	N/A	N/A	N/A	N/A

(1) Estimated benefits for each Trustee are based on Trustee fee rates for calendar years 2003, 2004 and 2005.

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(2) As of December 31, 2013 there were 116 funds in the Putnam family.

(3) Certain Trustees are also owed compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of October 31, 2013, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to these Trustees were: Mr. Ahamed - $2,145; Ms. Baumann - $2,593; Ms. Baxter - $10,957; Mr. Darretta - $5,399; Ms. Domotorffy - $389; Mr. Hill - $28,536; and Dr. Joskow - $8,396.

(4) Dr. Kennan retired from the Board of Trustees of the Putnam funds on June 30, 2010. Upon her retirement in 2010, Dr. Kennan became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2011. Dr. Kennan was re-appointed to the Board of Trustees of the Putnam funds effective January 1, 2012, and in connection with her re-appointment, Dr. Kennan agreed to suspend the balance of her retirement benefit payments for the duration of her service as a Trustee, which concluded with her retirement on June 30, 2013.

(5) Includes additional compensation to Ms. Baxter for service as Chair of the Trustees of the Putnam funds.

(6) Mr. Stephens retired from the Board of Trustees of the Putnam funds on March 31, 2008. Upon his retirement in 2008, Mr. Stephens became entitled to receive annual retirement benefit payments from the funds commencing on January 15, 2009. Mr. Stephens was re-appointed to the Board of Trustees of the Putnam funds effective May 14, 2009, and in connection with his re-appointment, Mr. Stephens has agreed to suspend the balance of his retirement benefit payments for the duration of his service as a Trustee.

(7) Mr. Reynolds is an "interested person" of the fund and Putnam Management.

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Under a Retirement Plan for Trustees of the Putnam funds (the Plan), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual attendance and retainer fees paid to such Trustee for calendar years 2003, 2004 and 2005. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. A death benefit, also available under the Plan, ensures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years, or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the board after 2003.

For additional information concerning the Trustees, see "Management" in Part II of this SAI.

Share ownership

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At January 31, 2014, the officers and Trustees of the fund as a group owned less than 1% of the outstanding shares of each class of the fund, except class Y, of which they owned 1.75%, and, except as noted below, no person owned of record or to the knowledge of the fund beneficially 5% or more of any class of shares of the fund.

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Class	Shareholder name and address	Percentage owned
	UBS WM USA
	0O0 11011 6100
	OMNI ACCOUNT M/F
A	ATTN: DEPARTMENT MANAGER	16.68%
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	PERSHING, LLC
A	1 PERSHING PLZ	8.42%
	JERSEY CITY NJ 07399-0001

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
A	499 WASHINGTON BLVD	7.07%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	WELLS FARGO ADVISORS
	SPECIAL CUSTODY ACCT FOR THE
A	EXCLUSIVE BENEFIT OF CUSTOMER	6.22%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	WELLS FARGO ADVISORS
	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
B	CUSTOMER	21.99%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING, LLC
B	1 PERSHING PLZ	11.44%
	JERSEY CITY NJ 07399-0001

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
B	ATTN: COURTNEY WALLER	7.76%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS
B	12555 MANCHESTER RD	7.35%
	SAINT LOUIS MO 63131-3729

	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS
	ATTN FUND ADMINISTRATION
B	4800 DEER LAKE DR E FL 3	6.56%
	JACKSONVILLE FL 32246-6484

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
C	PLAZA 2, 3RD FLOOR	14.50%
	JERSEY CITY NJ 07311

	MLPF&S FOR THE SOLE BENEFIT OF
	ATTN FUND ADMINISTRATION
C	4800 DEER LAKE DR E FL 3	12.53%
	JACKSONVILLE FL 32246-6484

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
C	ATTN: COURTNEY WALLER	10.49%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

	WELLS FARGO ADVISORS
	SPECIAL CUSTODY ACCT FOR THE
C	EXCLUSIVE BENEFIT OF CUSTOMER	8.80%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	PERSHING, LLC
C	1 PERSHING PLZ	8.78%
	JERSEY CITY NJ 07399-0001

	UBS WM USA
	0O0 11011 6100
	OMNI ACCOUNT M/F
C	ATTN: DEPARTMENT MANAGER	8.18%
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

	NATIONAL FINANCIAL SERVICES LLC
	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
C	499 WASHINGTON BLVD	7.26%
	ATTN: MUTUAL FUNDS DEPT 4TH FL
	JERSEY CITY NJ 07310-2010

	CHARLES SCHWAB & CO INC CLEARING ACCOUNT
	FOR THE EXCLUSIVE BENEFIT OF THEIR CUSTOMERS
C	101 MONTGOMERY ST	6.43%
	SAN FRANCISCO CA 94104-4151

	MITSUBISHI UFJ MORGAN
	STANLEY SECURITIES CO LTD
M	STRUCTURED PRODUCTS DIVISION	77.13%
	29-20, MEJIRODAI 3-CHOME, BUNKYO-KU
	TOKYO 112-8688, JAPAN

	MLPF&S FOR THE SOLE BENEFIT OF IT'S CUSTOMERS
	ATTN FUND ADMINISTRATION
R	4800 DEER LAKE DR E FL 3	33.49%
	JACKSONVILLE FL 32246-6484

	MG TRUST COMPANY CUST.
	FBO
R	WORLD RESOURCES INSTITUTE PENSION PLAN	15.96%
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	PUTNAM LLC
R5	ONE POST OFFICE SQUARE	100.00%
	BOSTON, MA 02109

	GREAT WEST TR CO LLC - THE PUTNAM RETIREMENT PLAN
R6	8515 E ORCHARD RD # 2T2	98.81%
	GREENWOOD VLG CO 80111-5002

	MERRILL LYNCH FOR THE SOLE BENEFIT OF IT'S CUSTOMERS
	ATTN FUND ADMINISTRATION
Y	4800 DEER LAKE DR E FL 3	29.42%
	JACKSONVILLE FL 32246-6484

	MORGAN STANLEY SMITH BARNEY
	HARBORSIDE FINANCIAL CENTER
Y	PLAZA 2, 3RD FLOOR	18.15%
	JERSEY CITY NJ 07311

	WELLS FARGO ADVISORS
	SPECIAL CUSTODY ACCT FOR THE
Y	EXCLUSIVE BENEFIT OF CUSTOMER	17.13%
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

	RAYMOND JAMES
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT FIRM 92500015
Y	ATTN: COURTNEY WALLER	6.22%
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100

Y*	IDAHO POWER CO EMPLOYEE SAVINGS PLAN	6.05%

* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.


Distribution fees


During fiscal 2013, the fund paid the following 12b-1 fees to Putnam Retail Management:


Class A	Class B	Class C	Class M	Class R
$555,652	$103,892	$362,014	$67,746	$27,105

Class A sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class A shares in the following amounts during the periods indicated:

		Sales
		charges
		retained by
		Putnam
		Retail
	Total	Management	Contingent
	front-end	after	deferred
	sales	dealer	sales
Fiscal year	charges	concessions	charges
2013	$172,181	$27,892	$197
2012	$348,601	$67,257	$1,262
2011	$653,426	$103,498	$469

Class B contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class B shares in the following amounts during the periods indicated:

Contingent
deferred
sales
Fiscal year	charges
2013	$6,065
2012	$13,047
2011	$13,628

Class C contingent deferred sales charges

Putnam Retail Management received contingent deferred sales charges upon redemptions of class C shares in the following amounts during the periods indicated:

Contingent
deferred
sales
Fiscal year	charges
2013	$1,288
2012	$3,311
2011	$2,273

Class M sales charges and contingent deferred sales charges

Putnam Retail Management received sales charges with respect to class M shares in the following amounts during the periods indicated:

		Sales
		charges
		retained by
		Putnam
	Total	Retail
	front-end	Management
	sales	after dealer	Contingent deferred
Fiscal year	charges	concessions	sales charges
2013	$2,572	$261	$0
2012	$5,311	$579	$0
2011	$16,886	$1,837	$0

Investor servicing fees


During the 2013 fiscal year, the fund incurred $512,968 in fees for investor servicing provided by Putnam Investor Services, Inc.

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PORTFOLIO MANAGERS

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio managers managed as of the fund's most recent fiscal year-end. The other accounts may include accounts for which the individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

					Other accounts (including
					separate accounts, managed
	Other SEC-registered		Other accounts that pool		account programs and
Portfolio	open-end and closed-end		assets from more than one		single-sponsor defined
managers	funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets


D. William Kohli	16*	$8,725,900,000	17**	$3,249,400,000	16***	$12,023,300,000

Michael Atkin	7	$6,337,000,000	7	$2,294,500,000	10***	$4,743,400,000

Kevin Murphy	23*	$13,402,800,000	23+	$4,973,000,000	16***	$7,926,600,000

Michael Salm	26*	$14,308,600,000	30+	$8,588,100,000	20++	$8,572,500,000

* 4 accounts, with total assets of $1,637,700,000, pay an advisory fee based on account performance.
** 1 account, with total assets of $112,200,000, pays an advisory fee based on account performance.
*** 1 account, with total assets of $469,700,000, pays an advisory fee based on account performance.
+ 2 accounts, with total assets of $176,900,000, pay an advisory fee based on account performance.
++ 2 accounts, with total assets of $570,200,000, pay an advisory fee based on account performance.


See "Management - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" in Part II of this SAI for information on how Putnam Management addresses potential conflicts of interest resulting from an individual's management of more than one account.

Compensation of portfolio managers

Putnam’s goal for its products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, Putnam evaluates performance based on the fund's peer ranking in the Lipper Global Income Funds Category, which is based on pre-tax performance.

Ownership of securities

The dollar range of shares of the fund owned by each portfolio manager at the end of the fund’s last fiscal year, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was as follows:

Portfolio managers	Dollar range of shares owned
D. William Kohli	$100,001-$500,000
Michael Atkin	$100,001-$500,000
Kevin Murphy	$0
Michael Salm	$0


AUDITOR AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, Massachusetts 02110, is the fund's auditor providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in the fund's Annual Report for the fund's most recent fiscal year are included as Appendix B to this SAI. The financial highlights included in the prospectus and this SAI and the financial statements included in this SAI (which is incorporated by reference into the prospectus) have been so included in reliance upon the report of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

During your fund’s most recent fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PwC’s global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds' advisor by Putnam's parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission's auditor independence rules, which require an auditor to be independent for the entire year under audit. Your fund has been informed by PwC that this investment was no longer held by the plans as of December 16, 2013. During the period between the acquisition noted above and the disposition of the investment, none of the member firm’s personnel was on the PwC audit team for your fund, and none of the members of the audit team participated in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund's Board of Trustees concluded that the investment by the PwC member firm would not affect PwC's ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your Fund.


THE PUTNAM FUNDS
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
PART II

HOW TO BUY SHARES

Each prospectus describes briefly how investors may buy shares of the fund and identifies the share classes offered by that prospectus. Because of different sales charges and expenses, the investment performance of the classes will vary. This section of the SAI contains more information on how to buy shares. For more information, including your eligibility to purchase certain classes of shares, contact your investment dealer or Putnam Investor Services, Inc., the funds’ investor servicing agent (“Putnam Investor Services”), at 1-800-225-1581. Investors who purchase shares at net asset value through employer-sponsored defined retirement plans (including, for example, 401(k) plans, employer-sponsored 403(b) plans, and 457 plans) should also consult their employer for information about the extent to which the matters described in this section and in the sections that follow apply to them.

The fund generally does not accept new accounts from residents of the European Union or Switzerland. The fund generally does not accept new accounts from other non-U.S. persons, provided, however, that a fund may accept investments from certain non-U.S. persons who are the spouses of U.S. military or diplomatic personnel stationed overseas. Class M shares of Putnam Diversified Income Trust, Putnam Europe Equity Fund, Putnam Global Income Trust, Putnam High Yield Advantage Fund, Putnam Income Fund, and Putnam U.S. Government Income Trust are available for public offering in Japan through certain Japanese registered broker-dealers with whom Putnam Retail Management Limited Partnership has an agreement.

General Information

The fund is currently making a continuous offering of its shares. The fund receives the entire net asset value of shares sold. The fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of class A shares and class M shares, the public offering price is the net asset value plus the applicable sales charge, if any. (The public offering price is thus calculable by dividing the net asset value by 100% minus the sales charge, expressed as a percentage.) No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer or a registered transfer agent or registered clearing agent receives the order, together with all required identifying information, before the close of regular trading on the New York Stock Exchange (the “NYSE”). If the dealer or registered transfer agent or registered clearing agent receives the order after the close of the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Putnam Investor Services, they will be invested at the public offering price based on the net asset value next determined after all required identifying information has been collected. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial purchases are subject to the minimums stated in the prospectus, except that (i) individual investments under certain employer-sponsored benefit plans or Tax Qualified Retirement Plans may be lower, and (ii) the minimum investment is waived for investors participating in systematic investment plans or military allotment plans. Information about these plans is available from investment dealers or Putnam Investor Services. Currently Putnam is waiving the minimum for all initial purchases, but reserves the right to reject initial purchases under the minimum in the future, except as noted in the first sentence of this paragraph.

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Systematic investment plan. As a convenience to investors, shares may be purchased through a systematic investment plan. Pre-authorized monthly, semi-monthly, or weekly bank drafts for a fixed amount ($200,000 or less) are used to purchase fund shares at the applicable public offering price next determined after Putnam Retail Management Limited Partnership (“Putnam Retail Management”) receives the proceeds from the draft. A shareholder may choose any date or dates in the month for these drafts, but if the date falls on a weekend or holiday, the draft will be processed on the next business day. Further information and application forms are available from the investment dealers or from Putnam Retail Management.

Reinvestment of distributions. Distributions to be reinvested are reinvested without a sales charge in shares of any Putnam fund the shareholder is eligible to invest in under the shareholder's account as of the ex-dividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for Putnam money market funds are credited to a shareholder's account on the payment date. Distributions for all other funds that declare a distribution daily are reinvested without a sales charge as of the last day of the period for which distributions are paid using the net asset value determined on that date, and are credited to a shareholder's account on the payment date.

Purchasing shares with securities (“in-kind” purchases). In addition to cash, the fund will consider accepting securities as payment for fund shares at the applicable net asset value. Generally, the fund will only consider accepting securities to increase its holdings in a portfolio security, or if Putnam Investment Management, LLC (“Putnam Management”) determines that the offered securities are a suitable investment for the fund and in a sufficient amount for efficient management.

While no minimum has been established, it is expected that the fund would not accept securities with a value of less than $100,000 per issue as payment for shares. The fund may reject in whole or in part any or all offers to pay for purchases of fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for fund shares at any time without notice. The fund will value accepted securities in the manner described in the section "Determination of Net Asset Value" for valuing shares of the fund. The fund will only accept securities that are delivered in proper form. The fund will not accept certain securities, for example, options or restricted securities, as payment for shares. The acceptance of securities by certain funds in exchange for fund shares is subject to additional requirements. For federal income tax purposes, a purchase of fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of fund shares with securities involves certain delays while the fund considers the suitability of such securities and while other requirements are satisfied. For information regarding procedures for payment in securities, contact Putnam Retail Management. Investors should not send securities to the fund except when authorized to do so and in accordance with specific instructions received from Putnam Retail Management.

Sales Charges and Other Share Class Features—Retail Investors

This section describes certain key features of share classes offered to retail investors and retirement plans that do not purchase shares at net asset value. Much of this information addresses the sales charges, including initial sales charges and contingent deferred sales charges (“CDSCs”) imposed on the different share classes and various commission payments made by Putnam to dealers and other financial intermediaries facilitating shareholders’ investments. This information supplements the descriptions of these share classes and payments included in the prospectus.

Initial sales charges, dealer commissions and CDSCs on shares sold outside the United States may differ from those applied to U.S. sales.

Initial sales charges for class A and class M shares. The public offering price of class A and class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase (calculable as described

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above). The fund receives the net asset value. The tables below indicate the sales charges applicable to purchases of class A and class M shares of the funds by style category. The variations in sales charges reflect the varying efforts required to sell shares to different categories of purchasers.

The sales charge is allocated between your investment dealer and Putnam Retail Management as shown in the tables below, except when Putnam Retail Management, in its discretion, allocates the entire amount to your investment dealer.

The underwriter's commission, or dealer reallowance, is the sales charge shown in the prospectus less any applicable dealer discount. Putnam Retail Management will give dealers ten days' notice of any changes in the dealer discount. Putnam Retail Management retains the entire sales charge on any retail sales made by it.

For purchases of class A shares by retail investors that qualify for the highest sales charge breakpoint described in the prospectus, Putnam Retail Management pays commissions on sales during the one-year period beginning with the date of the initial purchase qualifying for that breakpoint. Each subsequent one-year measuring period for these purposes begins with the first qualifying purchase following the end of the prior period. These commissions are paid at the rate of 1.00% of the amount of qualifying purchases up to $4 million, 0.50% of the next $46 million of qualifying purchases and 0.25% of qualifying purchases thereafter.

For Growth Funds, Blend Funds, Value Funds, Asset Allocation Funds (excluding funds in the Retirement Income Lifestyle suite), Global Sector Funds and RetirementReady® Funds only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 but under 1,000,000	2.00	1.75	1.00	1.00
1,000,000 and above	NONE	NONE	N/A*	N/A*

For Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund only:

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	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	5.75%	5.00%	3.50%	3.00%
50,000 but under 100,000	4.50	3.75	2.50	2.00
100,000 but under 250,000	3.50	2.75	1.50	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For funds in the Retirement Income Lifestyle suite, taxable Income Funds and Tax-Exempt Funds (except for Money Market Funds, Putnam Short-Term Municipal Income Fund, Putnam Floating Rate Income Fund, and Putnam Short Duration Income Fund):

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 50,000	4.00%	3.50%	3.25%	3.00%
50,000 but under 100,000	4.00	3.50	2.25	2.00
100,000 but under 250,000	3.25	2.75	1.25	1.00
250,000 but under 500,000	2.50	2.00	1.00	1.00
500,000 and above	NONE	NONE	N/A**	N/A**

For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Short-Term Municipal Income Fund and Putnam Absolute Return 300 Fund only:

	CLASS A		CLASS M
		Amount of sales		Amount of sales
		charge		charge
		reallowed to		reallowed to
	Sales charge as	dealers as a	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of	a percentage of	percentage of
offering price ($)	offering price	offering price	offering price	offering price

Under 500,000	1.00%	1.00%	0.75%	0.75%
500,000 and above	NONE	NONE	N/A**	N/A**

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*The funds will not accept purchase orders for class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $1 million or more.

**The funds will not accept purchase orders for class M shares (other than by employer-sponsored benefit plans) where the total of the current purchase, plus existing account balances that are eligible to be linked under a right of accumulation (as described below) is $500,000 or more.

Purchases of class A and class T shares without an initial sales charge. Class A shares of any Putnam fund (other than Putnam Short Duration Income Fund, Putnam Tax Exempt Money Market Fund, and Putnam Money Market Fund) purchased by retail investors that are not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of that purchase falls. Class A shares of Putnam Short Duration Income Fund and Putnam Tax Exempt Money Market Fund and class A and class T shares of Putnam Money Market Fund purchased by retail investors by exchanging shares from another Putnam fund that were not subject to an initial sales charge (in accordance with the schedules stated above) are subject to a CDSC of 1.00% if redeemed before the first day of the month in which the nine-month anniversary of the original purchase falls.

The CDSC assessed on redemptions of fewer than all of an investor's class A shares (and, for Putnam Money Market Fund, class T shares) subject to a CDSC will be based on the amount of the redemption minus the amount of any appreciation on the investor's CDSC-subject shares since the purchase of such shares. The CDSC assessed on full redemptions of CDSC-subject shares will be based on the lower of the shares' cost and current NAV. Putnam Retail Management will retain any CDSC imposed on redemptions of such shares to compensate it for the up-front commissions paid to financial intermediaries for such share sales.

Purchases of class A shares for rollover IRAs. Purchases of class A shares for a Putnam Rollover IRA or a rollover IRA of a Putnam affiliate, from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator, including subsequent contributions, are not subject to an initial sales charge or CDSC. Putnam Retail Management may pay commissions or finders’ fees of up to 1.00% of the proceeds for such Putnam Rollover IRA purchases to the dealer of record or other third party.

Contingent sales charges for class M shares (rollover IRAs). Purchases of class M shares for a Putnam Rollover IRA with proceeds in any amount from a retirement plan for which an affiliate of Putnam Management or a business partner of such affiliate is the administrator are not subject to an initial sales charge but may be subject to a CDSC on shares redeemed within one year of purchase at the rates set forth below, which are equal to commissions Putnam Retail Management pays to the dealer of record at the time of the sale of class M shares.

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Class M CDSC and dealer commission
All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement Income
Lifestyle suite), Putnam Absolute Return 500 Fund and	0.65%
Putnam Absolute Return 700 Fund:

All taxable Income funds (except Putnam Floating Rate
Income Fund and Putnam Money Market Fund) and funds in	0.40%
the Retirement Income Lifestyle suite:

Putnam Absolute Return 100 Fund, Putnam Absolute Return
300 Fund and Putnam Floating Rate Income Fund:	0.30%

Putnam Money Market Fund and Putnam Short Duration	0.15%
Income Fund

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund and Putnam Short-Term Municipal Income Fund, Putnam Retail Management will pay a 1.00% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund and Putnam Short Duration Income Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales.

Conversion of class B shares into class A shares. Class B shares will automatically convert to class A shares on or around the end of the month eight years after the purchase date (for Putnam Small Cap Value Fund, on or around the end of the month six years after the purchase date, and for Multi-Cap Value Fund, on or around the end of the month five years after the purchase date). Class B shares acquired by exchanging class B shares of another Putnam fund will convert to class A shares based on the time of the initial purchase. The conversion period of the acquired fund will apply, unless the initial fund’s CDSC schedule is higher than that of the acquired fund. In that case, the conversion period and CDSC schedule of the initial fund will apply. Class B shares acquired through reinvestment of distributions will convert to class A shares based on the date of the initial purchase to which such shares relate. For this purpose, class B shares acquired through reinvestment of distributions will be attributed to particular purchases of class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of class B shares to class A shares is subject to the condition that such conversions will not constitute taxable events for Federal tax purposes. Shareholders should consult with their tax advisers regarding the state and local tax consequences of the conversion of class B shares to class A shares, or any other exchange or conversion of shares. Average annual total return performance information for class B shares shown in the fund's prospectus assumes conversion to class A shares after the applicable period described in the fund’s prospectus.

Sales without sales charges, contingent deferred sales charges or short-term trading fees

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The fund may sell shares without a sales charge or CDSC to the following categories of investors:

(i) current and former Trustees of the fund, their family members, business and personal associates; current and former employees of Putnam Management and certain current and former corporate affiliates, their family members, business and personal associates; employer-sponsored benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest;

(ii) employer-sponsored retirement plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Putnam fund sold with a sales charge) (not applicable to tax-exempt funds);

(iii) clients of administrators or other service providers of employer-sponsored benefit plans which have entered into agreements with Putnam Retail Management (not applicable to tax-exempt funds);

(iv) registered representatives and other employees of broker-dealers having sales agreements with Putnam Retail Management; employees of financial institutions having sales agreements with Putnam Retail Management or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of fund shares; and their immediate family members (spouses and children under age 21, including step-children and adopted children);

(v) a trust department of any financial institution purchasing shares of the fund in its capacity as trustee of any trust (other than a tax-qualified retirement plan trust), through an arrangement approved by Putnam Retail Management, if the value of the shares of the fund and other Putnam funds purchased or held by all such trusts exceeds $1 million in the aggregate;

(vi) clients of (i) broker-dealers, financial institutions, financial intermediaries or registered investment advisors that are approved by Putnam Retail Management and charge a fee for advisory or investment services or (ii) broker-dealers, financial institutions, or financial intermediaries that have entered into an agreement with Putnam Retail Management to offer shares through a fund “supermarket” or retail self directed brokerage account with or without the imposition of a transaction fee; and

(vii) college savings plans that qualify for tax-exempt treatment under section 529 of the Internal Revenue Code of 1986, as amended (the “Code”).

(viii) Shareholders reinvesting the proceeds from a Putnam Corporate IRA Plan distribution into a non-retirement plan account.

In the case of paragraph (i) and (viii) above, the availability of shares at NAV has been determined to be appropriate because involvement by Putnam Retail Management and other brokers in purchases by these investors is typically minimal.

In addition to the categories enumerated above, in connection with settlements reached between certain firms and the Financial Industry Regulating Authority (“FINRA”) and/or Securities and Exchange Commission (the “SEC”) regarding sales of class B and class C shares in excess of certain dollar thresholds, the fund will permit shareholders who are clients of these firms (and applicable affiliates of such firms) to redeem class B and class C shares of the fund and concurrently purchase class A shares (in an amount to be determined by the dealer of record and Putnam Retail Management in accordance with the terms of the applicable settlement) without paying a sales charge.

The fund may issue its shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding

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companies. The CDSC will be waived on redemptions to pay premiums for insurance under Putnam’s insured investor program.

Application of CDSC to Systematic Withdrawal Plans (“SWP”). Investors who set up a SWP for a share account (see "INVESTOR SERVICES — Plans Available to Shareholders -- Systematic Withdrawal Plan") may withdraw through the SWP up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an SWP and recalculated thereafter on a pro rata basis at the time of each SWP payment. Therefore, shareholders who have chosen an SWP based on a percentage of the net asset value of their account of up to 12% will be able to receive SWP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from the fund that pays income distributions monthly) for their periodic SWP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This SWP privilege may be revised or terminated at any time.

Other exceptions to application of CDSC. No CDSC is imposed on the redemption of shares of any class subject to a CDSC to the extent that the shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions, or (iii) were exchanged for shares of another Putnam fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Putnam money market fund or Putnam Short Duration Income Fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first.

The fund will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust. Benefit Payments currently include, without limitation, (1) distributions from an IRA due to death or post-purchase disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Exceptions to application of short-term trading fee. In addition to the exceptions noted in the fund’s prospectus, the short-term trading fee will not apply in circumstances in which a CDSC would be waived as stated above under “Other exceptions to application of CDSC.”

Ways to Reduce Initial Sales Charges—Class A and M Shares

There are several ways in which an investor may obtain reduced sales charges on purchases of class A shares and class M shares. The variations in sales charges reflect the varying efforts required to sell shares to separate categories of purchasers. These provisions may be altered or discontinued at any time.

Right of accumulation. A purchaser of class A shares or class M shares may qualify for a right of accumulation discount by combining all current purchases by such person with the value of certain other shares of any class of Putnam funds already owned. The applicable sales charge is based on the total of:

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(i) the investor's current purchase(s); and

(ii) the higher of (x) the maximum public offering price (at the close of business on the previous day) or (y) the initial value of total purchases (less the value of shares redeemed on the applicable redemption date) of:

(a) all shares held in accounts registered to the investor and other accounts eligible to be linked to the investor’s accounts (as described below) in all of the Putnam funds (except closed-end and money market funds and Putnam Short Duration Income Fund, unless acquired as described in (b) below); and

(b) any shares of money market funds or Putnam Short Duration Income Fund acquired by exchange from other Putnam funds.

For shares held on December 31, 2007, the initial value will be the value of those shares at the maximum public offering price on that date.

The following persons may qualify for a right of accumulation discount:

(i) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”) (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their children under age 21, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code and Simplified Employer Pension Plans (SEPs) created pursuant to Section 408(k) of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code, (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and

(v) employer-sponsored benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Putnam funds (other than money market funds and Putnam Short Duration Income Fund) purchased at the same time, if the dealer places the order for such shares directly with Putnam Retail Management.

For individual investors, Putnam Investor Services automatically links accounts the registrations of which are under the same last name and address. Account types eligible to be linked for the purpose of qualifying for a right of accumulation discount include the following (in each case as registered to the investor, his or her spouse and his or her children under the age of 21):

(i) individual accounts;

(ii) joint accounts;

(iii) accounts established as part of a plan established pursuant to Section 403(b) of the Code (“403(b) plans”) or an IRA other than a Simple IRA, SARSEP or SEP IRA;

(iv) shares owned through accounts in the name of the investor’s (or spouse’s or minor child’s) dealer or other financial intermediary (with documentation identifying to the satisfaction of Putnam Investor Services the beneficial ownership of such shares); and

(v) accounts established as part of a Section 529 college savings plan managed by Putnam Management.

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Shares owned by a plan participant as part of an employer-sponsored benefit plan of a single employer or of affiliated employers (other than 403(b) plans) or a single fiduciary account opened by a trustee or other fiduciary (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) are not eligible for linking to other accounts attributable to such person to qualify for the right of accumulation discount, although all current purchases made by each such plan may be combined with existing aggregate balances of such plan in Putnam funds for purposes of determining the sales charge applicable to shares purchased at such time by the plan.

To obtain the right of accumulation discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide Putnam Retail Management with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Putnam Investor Services when making direct cash investments. Sales charge discounts under a right of accumulation apply only to current purchases. No credit for right of accumulation purposes is given for any higher sales charge paid with respect to previous purchases for the investor’s account or any linked accounts.

Statement of Intention. Investors may also obtain the reduced sales charges for class A shares or class M shares shown in the prospectus for investments of a particular amount by means of a written Statement of Intention (also referred to as a Letter of Intention), which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the fund or any other continuously offered Putnam fund (excluding Putnam money market funds and Putnam Short Duration Income Fund), including through an account established as part of a Section 529 college savings plan managed by Putnam Management. Each purchase of class A shares or class M shares under a Statement of Intention will be made at the lesser of (i) the public offering price applicable at the time of such purchase and (ii) the public offering price applicable on the date the Statement of Intention is executed to a single transaction of the total dollar amount indicated in the Statement of Intention.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns, or which are eligible to be linked for purposes of the right of accumulation described above, on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds and Putnam Short Duration Income Fund acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A shares or class M shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge that, without regard to the Statement of Intention, would apply to the total investment made to date.

If an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery by Putnam Retail Management from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No

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sales charge adjustment will be made unless and until the investor's dealer returns to Putnam Retail Management any excess commissions previously received.

If an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and Putnam Retail Management. Putnam Retail Management will make a corresponding downward adjustment to the amount of the reallowance payable to the dealer with respect to purchases made prior to the investor’s failure to fulfill the conditions of the Statement of Intention. If the account exceeds an amount that would otherwise qualify for a reduced sales charge, that reduced sales charge will be applied. Adjustments to sales charges and dealer reallowances will not be made in the case of the shareholder’s death prior to the expiration of the 13-month period.

Statements of Intention are not available for certain employer-sponsored benefit plans.

Statement of Intention forms may be obtained from Putnam Retail Management or from investment dealers. In addition, shareholders may complete the applicable portion of the fund’s standard account application. Interested investors should read the Statement of Intention carefully.

Commissions on Sales to Employee Benefit Plans

Purchases of class A and class R shares. On sales of class A shares at net asset value to certain employer-sponsored benefit plans and health reimbursement accounts and sales of class R shares, Putnam Retail Management may, at its discretion, pay commissions to the dealer of record on net monthly purchases up to the following rates: 1.00% of the first $1 million, 0.75% of the next $1 million and 0.50% thereafter.

For commission payments made by Putnam Retail Management to dealers and other financial intermediaries with respect to other classes of shares offered to employer-sponsored benefit plans and other tax-favored plan investors, see the corresponding sub-heading under “—Sales Charges and Other Share Class Features—Retail Investors.”

DISTRIBUTION PLANS

If the fund or a class of shares of the fund has adopted a distribution (12b-1) plan, the prospectus describes the principal features of the plan. This SAI contains additional information which may be of interest to investors.

Continuance of a plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the fund and who have no direct or indirect interest in the plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a plan must be likewise approved by the Trustees and the Qualified Trustees. No plan may be amended in order to increase materially the costs which the fund may bear for distribution pursuant to such plan without also being approved by a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be. A plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding voting securities of the fund or the relevant class of the fund, as the case may be.

The fund makes payments under each plan to Putnam Retail Management to compensate Putnam Retail Management for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares or maintaining or improving services provided to shareholders by Putnam Retail Management and investment dealers.

February 28, 2014	II-11

Putnam Retail Management compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Retail Management may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of the service agreements between the dealers and Putnam Retail Management and any applicable limits imposed by FINRA.

Financial institutions receiving payments from Putnam Retail Management as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

Except as otherwise agreed between Putnam Retail Management and a dealer, for purposes of determining the amounts payable to dealers for shareholder accounts for which such dealers are designated as the dealer of record, "average net asset value" means the product of (i) the average daily share balance in such account(s) and (ii) the average daily net asset value of the relevant class of shares over the quarter.

Class A shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class A shares for which such dealers are designated the dealer of record) except as described below. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders that invest at least $1 million, or, in the case of dealers of record for an employer-sponsored benefit plan investing at least $1 million, where such dealer has agreed to a reduced sales commission.

Rate*	Fund
0.25%	All funds currently making payments under a class A
distribution plan, except for those listed below

0.20% for shares purchased before 3/21/05;	Putnam Tax-Free High Yield Fund
0.25% for shares purchased on or after 3/21/05**

0.20% for shares purchased before 4/1/05;	Putnam AMT-Free Municipal Fund
0.25% for shares purchased on or after 4/1/05

0.20% for shares purchased on or before 12/31/89;	Putnam Convertible Securities Fund
0.25% for shares purchased after 12/31/89	George Putnam Balanced Fund
Putnam Global Equity Fund
Putnam Global Natural Resources Fund
Putnam Global Health Care Fund
The Putnam Fund for Growth and Income
Putnam Investors Fund
Putnam Voyager Fund

0.20% for shares purchased on or before 3/31/90;	Putnam High Yield Trust
0.25% for shares purchased after 3/31/90	Putnam U.S. Government Income Trust

0.20% for shares purchased on or before 1/1/90;	Putnam Equity Income Fund
0.25% for shares purchased after 1/1/90

February 28, 2014	II-12

Rate*	Fund
0.20% for shares purchased on or before 3/31/91;	Putnam Income Fund
0.25% for shares purchased after 3/31/91;

0.10%	Putnam Short Duration Income Fund

0.15% for shares purchased on or before 3/6/92;	Putnam Michigan Tax Exempt Income Fund
0.20% for shares purchased after 3/6/92 but before	Putnam Minnesota Tax Exempt Income Fund
4/1/05;	Putnam Ohio Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 5/11/92;	Putnam Massachusetts Tax Exempt Income Fund
0.20% for shares purchased after 5/11/92 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 12/31/92;	Putnam California Tax Exempt Income Fund
0.20% for shares purchased after 12/31/92 but	Putnam New Jersey Tax Exempt Income Fund
before 4/1/05;	Putnam New York Tax Exempt Income Fund
0.25% for shares purchased on or after 4/1/05	Putnam Tax Exempt Income Fund

0.15% for shares purchased on or before 3/5/93;	Putnam Arizona Tax Exempt Income Fund
0.20% for shares purchased after 3/5/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.15% for shares purchased on or before 7/8/93;	Putnam Pennsylvania Tax Exempt Income Fund
0.20% for shares purchased after 7/8/93 but before
4/1/05;
0.25% for shares purchased on or after 4/1/05

0.00%	Putnam Money Market Fund
Putnam Tax Exempt Money Market Fund

*For purposes of this table, shares are deemed to be purchased on date of settlement (i.e., once purchased and paid for). Shares issued in connection with dividend reinvestments are considered to be purchased on the date of their issuance, not the issuance of the original shares.

**Shares of Putnam Tax-Free High Yield Fund issued in connection with the merger of Putnam Municipal Income Fund into that fund pay a commission at the annual rate of 0.20% or 0.25%, based on the date of the original purchase of the shareholder’s corresponding shares of Putnam Municipal Income Fund, as set forth below: 0.20% for shares purchased on or before 5/7/92; 0.25% for shares purchased after 5/7/92.

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

February 28, 2014	II-13

Rate	Fund
0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below

0.25%, except that the first year's service fees of	Putnam AMT-Free Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund

0.20%, except that the first year’s service fees of	Putnam Arizona Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam California Tax Exempt Income Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund

0.00%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Class C shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class C shares for which such dealers are designated the dealer of record). No payments are made during the first year after purchase unless the shares were initially purchased without a CDSC, except that payments for Putnam Money Market Fund and Putnam Short Duration Income Fund will be made beginning in the first year.

Rate	Fund
1.00%	All funds currently making payments under a class C
distribution plan, except for those listed below

0.50%	Putnam Money Market Fund
Putnam Short Duration Income Fund

February 28, 2014	II-14

Different rates may apply to shares sold outside the United States.

Class M shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class M shares for which such dealers are designated the dealer of record), except as follows. No payments are made during the first year after purchase on shares purchased at net asset value for Putnam Rollover IRAs.

Rate	Fund
0.65%	All Growth, Blend, Value, Global Sector and Asset
Allocation Funds (excluding funds in the Retirement
Income Lifestyle suite) currently making payments
under a class M distribution plan, and Putnam
Absolute Return 500 Fund and Putnam Absolute
Return 700 Fund.

0.40%	All Income funds currently making payments under a
class M distribution plan (except for Putnam Floating
Rate Income Fund, Putnam Money Market Fund,
Putnam Short-Term Municipal Income Fund and
Putnam Short Duration Income Fund) and funds in the
Retirement Income Lifestyle suite.

0.30%	Putnam Absolute Return 100 Fund, Putnam Absolute
Return 300 Fund, Putnam Short-Term Municipal
Income Fund and Putnam Floating Rate Income Fund

0.15%	Putnam Money Market Fund
Putnam Short Duration Income Fund

Putnam Retail Management’s payments to dealers for plans investing in class M shares for which such dealers are designated the dealer of record may equal up to the annual rate of 0.75% of the average net asset value of such class M shares for Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund as well as all Growth, Blend, Value, Global Sector and Asset Allocation Funds currently making payments under a class M distribution plan and up to the annual rate of 0.50% of the average net asset value of such class M shares for all Income funds currently making payments under a class M distribution plan (except for Putnam Floating Rate Income Fund, Putnam Short-Term Municipal Income Fund, Putnam Money Market Fund and Putnam Short Duration Income Fund).

Different rates may apply to shares sold outside the United States.

Class R shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at up to the annual rates set forth below (as a percentage of the average net asset value of class R shares for which such dealers are designated the dealer of record).

Rate	Fund
0.50%	All funds currently making payments under a class R
distribution plan

February 28, 2014	II-15

A portion of the class R distribution fee payable to dealers may be paid to third parties who provide services to plans investing in class R shares and participants in such plans.

Class T shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class T shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	Putnam Money Market Fund

Additional Dealer Payments

As described earlier in this section, dealers may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the funds. These payments may include servicing payments to retirement plan administrators and other institutions up to the same levels as described above. For purposes of this section the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services, or any similar agreement with Putnam Retail Management or one of its affiliates.

Putnam Retail Management and its affiliates pay additional compensation to selected dealers under the categories described below. These categories are not mutually exclusive, and a single dealer may receive payments under all categories. These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made pursuant to agreements with dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the fund as shown under the heading “Fees and Expenses” in the prospectus.

Marketing Support Payments. Putnam Retail Management and its affiliates make payments to certain dealers for marketing support services. These payments are individually negotiated with each dealer firm, taking into account the marketing support services provided by the dealer, including business planning assistance, educating dealer personnel about the Putnam funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the dealer, as well as the size of the dealer’s relationship with Putnam Retail Management. Putnam Retail Management and its affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Payments are generally based on one or more of the following factors: average net assets of Putnam’s retail mutual funds attributable to that dealer, gross or net sales of Putnam’s retail mutual funds attributable to that dealer, reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment for services rendered. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

Although the total of marketing support payments made to dealers in any year may vary, on average, the aggregate payments are not expected, on an annual basis, to exceed 0.085% of the average assets of Putnam’s retail mutual funds attributable to the dealers.

February 28, 2014	II-16

The following dealers (and such dealers’ respective affiliates) received marketing support payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2013:

American Portfolios Financial Services, Inc.	MetLife Securities, Inc.

Ameriprise Financial Services, Inc.	Morgan Stanley Smith Barney LLC

AXA Advisors, LLC	National Financial Services, LLC

BancWest Investment Services, Inc.	National Planning Corporation

Cadaret, Grant & Co. Inc.	M&T Securities, Inc.

CCO Investment Services Corp.	Merrill Lynch, Pierce, Fenner & Smith, Inc.

Cambridge Investment Research, Inc.	New England Securities Corporation

Cetera Advisors, LLC	NFP Securities, Inc.

Cetera Advisors Networks, LLC	Northwestern Mutual Investment Services, LLC

Cetera Financial Specialists, LLC	Oppenheimer & Co. Inc.

Cetera Investment Services, LLC	Prim Securities, Incorporated

Commonwealth Equity Services	Raymond James & Associates, Inc.

CUNA Brokerage Services, Inc.	Raymond James Financial Services, Inc.

CUSO Financial Services, L.P.	RBC Capital Markets, LLC

First Allied Securities, Inc.	Royal Alliance Associates

FSC Securities Corporation	Sagepoint Financial, Inc.

Great-West Life & Annuity Insurance Company	Santander Securities, LLC

HD Vest Investment Securities, Inc.	Securities America Financial Corporation, Inc.

ING Financial Partners	SII Investments

Independent Financial Group, LLC	Stifel, Nicolaus & Company, Incorporated

Investacorp, Inc.	SunTrust Investment Services, Inc.

INVEST Financial Corporation	TD Ameritrade, Inc.

Investment Centers of America, Inc.	TD Ameritrade Clearing, Inc.

Janney Montgomery Scott LLC	Triad Advisors, Inc.

J.P. Morgan Securities, LLC	Tower Square Securities, Inc.

Lincoln Financial Advisors Corp.	U.S. Bancorp Investments, Inc.

Lincoln Financial Securities Corporation	UBS Financial Services Inc.

Lincoln Investment Planning, Inc.	Walnut Street Securities, Inc.

LPL Financial LLC	Wells Fargo Advisors, LLC

MMC Securities Corp.	Woodbury Financial Services, Inc.

Additional dealers may receive marketing support payments in 2014 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2013 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Program Servicing Payments. Putnam Retail Management and its affiliates will also make payments to certain dealers that sell Putnam fund shares through retirement plans and other investment programs to compensate dealers for a variety of services they provide to such programs. A dealer may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by Putnam Retail Management and its affiliates for program servicing support to any one dealer are not expected, with certain limited exceptions, to exceed 0.20% of the total assets in the program on an annual basis. In addition, Putnam Retail Management and its affiliates will make one-time or annual

February 28, 2014	II-17

payments to selected dealers receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Putnam funds on the dealer’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such dealer on an annual basis to exceed the amounts set forth above.

The following dealers (and such dealers’ respective affiliates) received program servicing payments from Putnam Retail Management and its affiliates during the calendar year ended December 31, 2013:

ADP Broker-Dealer, Inc.	MidAtlantic Capital Corporation

Ascensus, Inc.	Milliman, Inc.

Benefit Plans Administrators	Morgan Stanley Smith Barney LLC

Charles Schwab & Co., Inc.	MSCS Financial Services, LLC

Charles Schwab Bank	National Financial Services LLC

City National Bank	Nationwide Investment Services Corporation

Correll Co.	Nationwide Life Insurance Company

CPI Qualified Plan Consultants, Inc.	Newport Retirement Services, Inc.

DailyAccess Corporation	NYLIFE Distributors LLC

Digital Retirement Solutions	Paychex Securities Corporation

Dyatech, LLC	Pershing LLC

ExpertPlan, Inc.	Plan Administrators, Inc.

Fidelity Investments Institutional Operations Company, Inc.	Principal Life Insurance Co.

Genworth Life and Annuity Insurance Co.	Raymond James & Associates, Inc.

Genworth Life Insurance Co of New York	Raymond James Financial Services, Inc.

Great-West Life & Annuity Insurance Company	Reliance Trust Company

GWFS Equities, Inc.	Standard Retirement Services, Inc.

Hartford Life Insurance Company	Teachers Insurance and Annuity Association of America

Hartford Securities Distribution Company, Inc.	TD Ameritrade Trust Company

Hewitt Associates LLC	The Prudential Insurance Company of America

ING Life Insurance and Annuity Company	The Vanguard Group Inc.

ING Institutional Plan Services, LLC	Transamerica Advisors Life Insurance Company

July Business Services	Transamerica Advisors Life Insurance Company of New York

J.P. Morgan Retirement Plan Services LLC	Trust Company of America

Lincoln Retirement Services Company, LLC	VALIC Retirement Services Company

Massachusetts Mutual Life Insurance Co.	Wells Fargo Bank, N.A.

Mercer HR Services LLC	Wilmington Trust Retirement & Institutional Services Co.

Merrill Lynch, Pierce, Fenner & Smith, Inc.

Additional dealers may receive program servicing payments in 2014 and in future years. Any additions, modifications or deletions to the list of dealers identified above that have occurred since December 31, 2013 are not reflected. You can ask your dealer about any payments it receives from Putnam Retail Management and its affiliates.

Other Payments. From time to time, Putnam Retail Management, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as FINRA. Such compensation provided by Putnam Retail Management may include financial assistance to dealers that enables Putnam Retail Management to participate in and/or present at dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment

February 28, 2014	II-18

events it deems appropriate, subject to Putnam Retail Management’s internal guidelines and applicable law. These payments may vary upon the nature of the event.

Certain dealers also receive payments from Putnam Investor Services or its affiliates in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. The amount paid for these services varies depending on the share class selected and by dealer, and may also take into account the extent to which the services provided by the dealer replace services that Putnam Investor Services or its affiliates would otherwise have to provide. With respect to assets attributable to class A, class B, class C, class M, class R, class T, and class Y shares, these payments are not expected, with certain exceptions both for affiliated and unaffiliated entities noted in the discussion under the heading “MANAGEMENT – Investor Servicing Agent,” to exceed 0.13% of the total assets of such shareholders or plan participants in the fund or other Putnam funds on an annual basis. There are no such payments in respect of class R6 shares, and payments in respect of class R5 shares are generally made at an annual rate of up to 0.10% of a fund’s average net assets attributable to class R5 shares held by a dealer, except that an annual rate of up to 0.07% of a fund’s average net assets attributable to class R5 shares held by a dealer applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. See the discussion under the heading “MANAGEMENT – Investor Servicing Agent” for more details.

You can ask your dealer for information about payments it receives from Putnam Retail Management or its affiliates and the services it provides for those payments.

In addition to payments to dealers described above, Putnam Investor Services or Putnam Retail Management may, at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. Putnam Investor Services also, at its expense, may make payments to financial intermediaries for introducing to Putnam Investor Services, and/or assisting Putnam Investor Services in the provision of services to, certain retirement plans administered by Putnam Investor Services. Such payments to any one financial intermediary are not expected to exceed an annual rate of 0.05% of a plan’s average net assets.

MISCELLANEOUS INVESTMENTS, INVESTMENT PRACTICES AND RISKS

As noted in the prospectus, in addition to the main investment strategies and the principal risks described in the prospectus, the fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of investment strategies of all of the Putnam funds, certain matters described herein may not apply to your fund. Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the fund’s prospectus or in this SAI, or by applicable law, the fund may engage in each of the practices described below without limit. This section contains information on the investments and investment practices listed below. With respect to funds for which Putnam Investments Limited (“PIL”) and/or The Putnam Advisory Company, LLC (“PAC”) serves as sub-investment manager (as described in the fund’s prospectus), references to Putnam Management in this section include PIL and/or PAC, as appropriate.

Alternative Investment Strategies	Money Market Instruments

Bank Loans	Mortgage-backed and Asset-backed Securities

Borrowing and Other Forms of Leverage	Options on Securities

Derivatives	Preferred Stocks and Convertible Securities

Exchange-Traded Notes	Private Placements and Restricted Securities

Floating Rate and Variable Rate Demand Notes	Real Estate Investment Trusts (REITs)

Foreign Currency Transactions	Redeemable Securities

Foreign Investments and Related Risks	Repurchase Agreements

February 28, 2014	II-19

Forward Commitments and Dollar Rolls	Securities Loans

Futures Contracts and Related Options	Securities of Other Investment Companies

Hybrid Instruments	Short Sales

Inflation-Protected Securities	Short-Term Trading

Initial Public Offerings (IPOs)	Special Purpose Acquisition Companies

Interfund Borrowing and Lending	Structured Investments

Inverse Floaters	Swap Agreements

Investment Ratings	Tax-exempt Securities

Legal and Regulatory Risk Relating to Investment Strategy	Warrants

Lower-rated Securities	Zero-coupon and Payment-in-kind Bonds

Alternative Investment Strategies

At times, Putnam Management may judge that market conditions may make pursuing a fund's investment strategies inconsistent with the best interests of its shareholders. Putnam Management then may take temporary defensive positions that are mainly designed to limit losses. In implementing these strategies, the fund may invest primarily in, among other things, debt securities, preferred stocks, U.S. Government and agency obligations, cash or money market instruments (including, to the extent permitted by law or applicable exemptive relief, money market funds), or any other securities Putnam Management considers consistent with such defensive strategies.

Bank Loans

The fund may invest in bank loans. By purchasing a loan, the fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The fund may act as part of a lending syndicate, and in such cases would be purchasing a “participation” in the loan. The fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Putnam Management will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Putnam Management's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Putnam Management will generally not have access to non-public information to which other investors in syndicated loans may have access. Because loans in which the fund may invest are not generally rated by independent credit rating agencies, a decision by the fund to invest in a particular loan will depend almost exclusively on Putnam Management's, and the original lending institution's, credit analysis of the borrower. Investments in loans may

February 28, 2014	II-20

be of any quality, including “distressed” loans, and will be subject to the fund’s credit quality policy. The loans in which the fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate.

Loans may be structured in different forms, including novations, assignments and participating interests. In a novation, the fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The fund assumes the position of a co-lender with other syndicate members. As an alternative, the fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The fund may also acquire a loan interest directly by acting as a member of the original lending syndicate.

The fund will in many cases be required to rely upon the lending institution from which it purchases the loan to collect and pass on to the fund such payments and to enforce the fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the fund from receiving principal, interest and other amounts with respect to the underlying loan. When the fund is required to rely upon a lending institution to pay to the fund principal, interest and other amounts received by it, Putnam Management will also evaluate the creditworthiness of the lending institution.

The borrower of a loan in which the fund holds an interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which the fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. A significant portion of the corporate loans purchased by the fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that Putnam Management believes are attractive arise.

Certain of the loans acquired by the fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the fund is committed to make additional loans under such a participation, it will at all times set aside on its books liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the fund may also involve loans made in foreign (i.e., non-U.S.) currencies. The fund's investment in such participations would involve the risks of currency fluctuations described in this SAI with respect to investments in the foreign securities.

With respect to its management of investments in bank loans, Putnam Management will normally seek to avoid receiving material, non-public information (“Confidential Information”) about the issuers of bank loans being

February 28, 2014	II-21

considered for acquisition by the fund or held in the fund’s portfolio. In many instances, borrowers may offer to furnish Confidential Information to prospective investors, and to holders, of the issuer’s loans. Putnam Management’s decision not to receive Confidential Information may place Putnam Management at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, Putnam Management’s ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that Putnam Management’s decision not to receive Confidential Information under normal circumstances could adversely affect the fund’s investment performance.

Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in loans, Putnam Management may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the fund’s portfolio. Possession of such information may in some instances occur despite Putnam Management’s efforts to avoid such possession, but in other instances Putnam Management may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Putnam Management's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on Putnam Management's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by Putnam Management or an affiliate may hold other securities issued by borrowers whose loans may be held in the fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, Putnam Management may owe conflicting fiduciary duties to the fund and other client accounts. Putnam Management will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Putnam Management's client accounts collectively held only a single category of the issuer’s securities.

Borrowing and Other Forms of Leverage

The fund may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When the fund borrows money or otherwise leverages its portfolio, the value of an investment in the fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the fund’s holdings. In addition to borrowing money from banks, the fund may engage in certain other investment transactions that may be viewed as forms of financial leverage – for example, using dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery or forward commitment transactions or using derivatives such as swaps, futures, forwards, and options. Because the fund either (1) sets aside cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) on its books in respect of such transactions during the period in which the transactions are open or (2) otherwise “covers” its obligations under the transactions, such as by holding offsetting investments, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions or “senior securities” for purposes of the 1940 Act. In some cases (e.g., with respect to futures and forwards that are contractually required to “cash-settle”), the fund is permitted under relevant guidance from the Securities and Exchange Commission (the “SEC”) or SEC staff to set aside assets with respect to an investment transaction in the amount of its net (marked-to-market) obligations thereunder, rather than the full notional amount of the transaction. By setting aside assets equal only to its net obligations, the

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fund will have the ability to employ leverage to a greater extent than if it set aside assets equal to the notional amount of the transaction, which may increase the risk associated with such investments.

Each Putnam fund (other than Putnam RetirementReady® Funds, Putnam Global Sector Fund, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund) participates in committed and uncommitted lines of credit with State Street Bank and Trust Company. These lines of credit are intended to provide a temporary source of cash in extraordinary or emergency circumstances, such as unexpected shareholder redemption requests. The fund may pay a commitment or other fee to maintain a line of credit, in addition to the stated interest rate.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, hybrid instruments, forward contracts, swap agreements and structured investments, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value or other attributes of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in the prospectus and in this SAI. The fund’s use of derivatives may cause the fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates, and higher amounts of ordinary income, and more generally may affect the timing, character and amount of a fund’s distributions to shareholders. The fund’s use of commodity-linked derivatives can bear on or be limited by the fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code), as discussed in “Taxes” below. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the fund’s net asset value. See “—Borrowing and Other Forms of Leverage.” In its use of derivatives, the fund may take both long positions (the values of which move in the same direction as the prices of the underlying investments, pools of investments, indexes or currencies), and short positions (the values of which move in the opposite direction from the prices of the underlying investments, pools of investments indexes or currencies).

Short positions may involve greater risks than long positions, as the risk of loss may be theoretically unlimited (unlike a long position, in which the risk of loss may be limited to the amount invested). The fund may use derivatives that combine “long” and “short” positions in order to capture the difference between underlying investments, pools of investments, indices or currencies.

Exchange-Traded Notes

The fund may invest in exchange traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The fund may hold the ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected.

The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining

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unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the fund characterizes and treats ETNs for tax purposes.

An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and the fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests.

The fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. The extent of the fund’s investment in commodity-linked ETNs, if any, is limited by tax considerations. For more information regarding the tax treatment of commodity-linked ETNs, please see “Taxes” below.

ETNs are generally similar to structured investments and hybrid instruments. For discussion of these investments and the risks generally associated with them, see “Hybrid Instruments” and “Structured Investments” in this SAI.

Floating Rate and Variable Rate Demand Notes

The fund may purchase taxable or tax-exempt floating rate and variable rate demand notes for short-term cash management or other investment purposes. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

Foreign Currency Transactions

To manage its exposure to foreign currencies, the fund may engage in foreign currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options. In addition, the fund may engage in these transactions for the purpose of increasing its return. Foreign currency transactions involve costs, and, if unsuccessful, may reduce the fund’s return.

Generally, the fund may engage in both "transaction hedging" and "position hedging." The fund may also engage in foreign currency transactions for non-hedging purposes, subject to applicable law. When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received. The fund may also engage in position hedging to protect against a decline in the

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value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which securities the fund intends to buy are denominated or quoted).

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency or for other hedging or non-hedging purposes. If conditions warrant, for hedging or non-hedging purposes, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. The fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

A foreign currency futures contract is a standardized exchange-traded contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange, and have margin requirements.

A foreign currency forward contract is a negotiated agreement to exchange currency at a future time, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contract price may be higher or lower than the current spot rate. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amount agreed upon by the parties rather than predetermined amounts. In addition, forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so that no intermediary is required. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward or futures contract, the fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts may be effected only on a commodities exchange or board of trade which provides a secondary market in such contracts; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Although the fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

As noted above, the fund may purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the fund

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the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the fund the right to purchase the currency at the exercise price until the expiration of the option.

Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the euro, the joint currency of most countries in the European Union.

The fund will only purchase or write foreign currency options when Putnam Management believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies may be affected by all of those factors which influence foreign exchange rates and investments generally.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they involve costs to the fund and tend to limit any potential gain which might result from the increase in value of such currency.

The fund may also engage in non-hedging currency transactions. For example, Putnam Management may believe that exposure to a currency is in the fund's best interest but that securities denominated in that currency are unattractive. In this situation, the fund may purchase a currency forward contract or option in order to increase its exposure to the currency. In accordance with SEC regulations, the fund will set aside liquid assets on its books to cover forward contracts used for non-hedging purposes.

In addition, the fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The fund receives a premium from writing a call or put option, which increases the fund's current return if the option expires unexercised or is closed out at a net profit. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies -- the U.S. dollar and the foreign currency in question. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit

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based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

Foreign Investments and Related Risks

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. In addition, the fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after a fund's income has been earned and translated into U.S. dollars (but before payment), the fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time a fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding taxes or restrictions on the repatriation of foreign currency,

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confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Note on MSCI indices. MSCI, Inc. (MSCI) publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. Putnam Management believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. These restrictions may take the form of prior governmental approval requirements, limits on the amount or type of securities held by foreigners and limits on the types of companies in which foreigners may invest (e.g., limits on investment in certain industries). Some countries also limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms or rights or preferences than securities of the issuer available for purchase by domestic parties, or may directly limit foreign investors’ rights (such as voting rights). Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Foreign laws may also impact the availability of derivatives or hedging techniques relating to a foreign country’s government securities. In each of these situations, the funds’ ability to invest significantly in desired issuers, or the terms of such investments, could be negatively impacted as a result of the relevant legal restriction.

For purposes of some foreign holding limits or disclosure thresholds, all positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable limits or thresholds have been exceeded. Thus, even if the fund does not intend to exceed applicable limits, it is possible that different clients managed by Putnam Management and its affiliates (including separate affiliates owned by Power Corporation of Canada outside the Putnam Investments group) may be aggregated for this purpose. These limits may adversely affect the fund’s ability to invest in the applicable security.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume

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and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

American Depositary Receipts (“ADRs”) as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing in foreign securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Forward Commitments and Dollar Rolls

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.

The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. This limitation may not apply where the fund purchases an option, which is to be settled in cash, to sell a TBA sale commitment. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the fund delivers securities under the commitment, the fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

The fund may enter into dollar roll transactions (generally using TBAs) in which it sells a fixed income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, the fund foregoes principal and interest paid on the security that is sold, but receives the difference between the current

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sales price and the forward price for the future purchase. The fund would also be able to earn interest on the proceeds of the sale before they are reinvested. The fund accounts for dollar rolls as purchases and sales. Because cash (or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees) in the amount of the fund’s commitment under a dollar roll is set aside on the fund’s books, the fund does not consider these transactions to be borrowings for purposes of its investment restrictions.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that the fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, the fund may be adversely affected.

Futures Contracts and Related Options

Subject to applicable law, the fund may invest without limit in futures contracts and related options for hedging and non-hedging purposes, such as to manage the effective duration of the fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Examples of futures contracts that the fund may use (which may include single-security futures) include, without limitation, U.S. Treasury security futures, index futures, corporate or municipal bond futures, Government National Mortgage Association certificate futures, interest rate swap futures, and Eurodollar futures. In addition, as described elsewhere in this SAI, the fund may use foreign currency futures.

Although futures contracts (other than index futures and futures based on the volatility or variance experienced by an index) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Index futures and futures based on the volatility or variance experienced by an index do not call for actual delivery or acceptance of commodities or securities, but instead require cash settlement of the futures contract on the settlement date specified in the contract. Such contracts may also be closed out before the settlement date. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the fund is unable to enter into a closing transaction, the amount of the fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Instead, upon entering into a contract, the fund is required to deliver to the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

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Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker.

The fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

The fund does not intend to purchase or sell futures or related options for other than hedging purposes, if, as a result, the sum of the initial margin deposits on the fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the fund's net assets.

Putnam Diversified Income Trust is a commodity pool under the Commodity Exchange Act (the “CEA”) and Putnam Management is registered as a “commodity pool operator” under the CEA with respect to this fund. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to Putnam Diversified Income Trust and compliance with the CFTC’s regulatory requirements could increase fund expenses, adversely affecting the fund's total return.

Each Putnam fund other than Putnam Diversified Income Trust has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither these funds nor Putnam Management (with respect to these funds) are subject to registration or regulation as a “commodity pool operator” under the CEA. To remain eligible for the exclusion, each fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, Putnam Management may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that fund. Putnam Management’s eligibility to claim the exclusion with respect to a fund will be based upon, among other things, the level and scope of the fund’s investment in commodity interests, the purposes of such investments and the manner in which the fund holds out its use of commodity interests. A fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by Putnam Management's intention to operate the fund in a manner that would permit Putnam Management to continue to claim the exclusion under Rule 4.5, which may adversely affect the fund’s total return. In the event the fund’s investments in commodity interests require Putnam Management to register with the CFTC as a commodity pool operator with respect to a fund, the fund’s expenses may increase, adversely affecting that fund’s total return.

Index futures. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

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For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected U.S. common stocks. The S&P 500 assigns relative weightings to the common stocks included in the Index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are currently to buy or sell 250 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the fund enters into a futures contract to buy 250 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the fund will gain $1,000 (250 units x gain of $4). If the fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the fund will lose $500 (250 units x loss of $2).

Options on futures contracts. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the underlying asset on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or indices or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner, and involve the same risks, as options purchased or written directly on the underlying investments. In addition, the fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts. The writing of an option on a futures contract involves risks similar to those relating to the sale of futures contracts.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts generally involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.

As an alternative to purchasing call and put options on index futures, the fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to Putnam Management's ability to predict movements in various factors affecting securities markets, including interest rates and market movements, and, in the case of index futures and futures based on the volatility or variance experienced by an index, Putnam Management’s ability to predict the future level of the

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index or the future volatility or variance experienced by an index. For example, it is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio, which may differ from those that comprise the index, may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities or other assets underlying the futures and options purchased and sold by the fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures used by the fund and the portion of the portfolio being hedged, the prices of futures may not correlate perfectly with movements in the underlying asset due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the expected relationship between the underlying asset and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the underlying asset and movements in the prices of related futures, even a correct forecast of general market trends by Putnam Management may still not result in a profitable position.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by the fund, the fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Hybrid Instruments

These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the

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principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”).

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or pays interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the fund would have to consider and monitor. In addition, uncertainty regarding the tax treatment of hybrid

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instruments may reduce demand for such instruments. Tax considerations may also limit the extent of the fund’s investments in certain hybrid instruments. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Protected Securities

The fund may invest in U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), which are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. The fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the fund may experience a loss if there is a subsequent period of deflation. The fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period the fund holds the security, the fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, when the fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

The U.S. Treasury began issuing inflation-protected bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-protected bonds, and there may be a more liquid market in certain of these countries for these securities.

Initial Public Offerings

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The fund may purchase debt or equity securities in initial public offerings (“IPOs”). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and the fund may hold securities purchased in an IPO for a very short period of time. As a result, the fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time the fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Putnam funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease.

Interfund Borrowing and Lending

To satisfy redemption requests or to cover unanticipated cash shortfalls, the fund has entered into a Master Interfund Lending Agreement by and among each Putnam fund and Putnam Management (the “Interfund Lending Agreement”) under which the fund would lend or borrow money for temporary purposes directly to or from another Putnam fund (an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the fund permitting such Interfund Loans. All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments. At this time, Putnam Money Market Liquidity Fund and Putnam Short-Term Investment Fund are the only Putnam funds expected to make their uninvested cash reserves available for Interfund Loans.

If the fund has outstanding borrowings, any Interfund Loans to the fund (a) would be at an interest rate equal to or lower than that of any outstanding bank loan, (b) would be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, and (c) would have a maturity no longer than any outstanding bank loan (and in any event not over seven days). In addition, if an event of default were to occur under any agreement evidencing an outstanding bank loan to the fund, the event of default would automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and such a call would be deemed made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The fund may make an unsecured borrowing under the Interfund Lending Agreement if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the fund has a secured loan outstanding from any other lender, including but not limited to another Putnam fund, the fund’s Interfund Loan would be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan secured by collateral. If the fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the fund may borrow through the credit facility on a secured basis only. All secured Interfund Loans would be secured by the pledge of segregated collateral with a market value equal to at least 102% of the outstanding principal value of the Interfund Loan. The fund may not borrow from any source if its total outstanding borrowings immediately after the borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the fund’s fundamental investment restrictions.

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The fund may not lend to another Putnam fund under the Interfund Lending Agreement if the Interfund Loan would cause its aggregate outstanding Interfund Loans to exceed 15% of the fund’s current net assets at the time of the Interfund Loan. The fund’s Interfund Loans to any one fund may not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans would be limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other would be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. If the fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs, and interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due.

Inverse Floaters

These securities have variable interest rates that typically move in the opposite direction from movements in prevailing short-term interest rate levels – rising when prevailing short-term interest rate fall, and vice versa. The prices of inverse floaters can be considerably more volatile than the prices of bonds with comparable maturities. The fund currently does not intend to invest more than 15% of its assets in inverse floating obligations.

Investment Ratings

The securities in which money market funds invest must be rated in one of the two highest short-term rating categories (without regard for gradations or subcategories) by one or more Nationally Recognized Statistical Rating Organizations (NRSROs) or be deemed by Putnam Management to be of comparable quality to securities having such ratings. Money market funds will rely on the two highest ratings given to a security by the NRSROs for purposes of complying with this requirement. If one or both of the two highest ratings are in the second highest short-term rating category, the security is treated as a Second Tier Security. Generally, Rule 2a-7 of the 1940 Act prohibits a money market fund from investing more than 3% of its assets in Second Tier Securities. Money market funds comply with these rating requirements at the time a security is acquired. If a security is downgraded to Second Tier after its acquisition, the money market funds may continue to hold the security even if the portfolio exceeds Rule 2a-7’s limits on Second Tier Securities. Other factors, such as substantial redemptions, may cause a money market fund’s portfolio to exceed Rule 2a-7 limits on the acquisition of securities. A money market fund may continue to hold securities in excess of these limits, even if the fund has the right to tender the security for purchase for its amortized cost value.

Legal and Regulatory Risks Relating to Investment Strategy

The fund may be adversely affected by new (or revised) laws or regulations that may be imposed by the CFTC, the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. These agencies are empowered to promulgate a variety of rules pursuant to financial reform legislation in the United States. The fund may also be adversely affected by changes in the enforcement or interpretation of existing statutes and rules. The regulatory environment for private funds is evolving, and changes in the regulation of private funds may adversely affect the value of the investments held by the fund and the ability of the fund to execute its investment strategy. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market

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emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including new clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, adversely affect the value of the investments held by the fund, restrict the fund’s ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the fund does not intend to exceed applicable position limits, it is possible that different clients managed by Putnam Management and its affiliates may be aggregated for this purpose. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the profitability of the fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain threshold and is expected to adopt rules requiring monthly public disclosure in the future. In addition, other non-U.S. jurisdictions where the fund may trade have adopted reporting requirements. If the fund’s short positions or its strategy become generally known, the fund’s ability to implement its investment strategy could be adversely affected. In particular, other investors could cause a “short squeeze” in the securities held short by the fund forcing the fund to cover its positions at a loss. Such reporting requirements may also limit the fund’s ability to access management and other personnel at certain companies where the fund seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the fund could decrease drastically. In addition, the SEC recently proposed additional restrictions on short sales, which could restrict the fund’s ability to engage in short sales in certain circumstances. The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the fund to execute certain investment strategies.

Recently enacted federal legislation requires the adoption of regulations that will require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements will apply to loan participations, syndicated loans, and loan assignments. Investors, such as the fund, that seek or hold investments in loans could be adversely affected by the regulation.

Lower-rated Securities

The fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values the fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the fund at times may be unable to establish the fair value of such securities.

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Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See "SECURITIES RATINGS."

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the fund's fixed-income assets. Conversely, during periods of rising interest rates, the value of the fund's fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value. The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether its retention will assist in meeting the fund's investment objective(s).

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At times, a substantial portion of the fund's assets may be invested in an issue of which the fund, by itself or together with other funds and accounts managed by Putnam Management or its affiliates, holds all or a major portion. Although Putnam Management generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value. In order to enforce its rights in the event of a default, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value. In the case of tax-exempt funds, any income derived from the fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.

To the extent the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities in the higher rating categories.

Money Market Instruments

Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (i.e., certificates of deposit and bankers’ acceptances), repurchase agreements and various

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government obligations, such as Treasury bills. These instruments have a remaining maturity of one year or less and are generally of high credit quality. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the IRS nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security (that is, backed by a pool of assets representing the obligations of a number of different issuers), in which case certain of the risks discussed in “Mortgage-backed and Asset-backed securities” would apply. Commercial paper is traded primarily among institutions.

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund may invest in bankers’ acceptances issued by banks with deposits in excess of $2 billion (or the foreign currency equivalent) at the close of the last calendar year. If the Trustees change this minimum deposit requirement, shareholders would be notified. Other Putnam funds may invest in bankers’ acceptances without regard to this requirement.

In accordance with rules issued by the SEC, the fund may from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management. In connection with such investments, Putnam Management may waive a portion of the advisory fees otherwise payable by the fund. See “Charges and expenses” in Part I of this SAI for the amount, if any, waived by Putnam Management in connection with such investments.

Mortgage-backed and Asset-backed Securities

Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event the fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the fund may not be able to realize the rate of return it expected.

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Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. If rates increase due to a reset, the risk of default by underlying borrowers may increase. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. The fund may also invest in “hybrid” ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective

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maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time. The fund currently does not intend to invest more than 35% of its assets in IOs and POs under normal market conditions.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

Asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on optionable securities held in its portfolio or that it has an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books), when in the opinion of Putnam Management such transactions are consistent with the fund's investment objective(s) and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges) or have an absolute and immediate right to acquire without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees, in such amount as are set aside on the fund’s books). In the case of put options, the fund will set aside on its books assets determined to be liquid by Putnam Management in accordance with procedures established by the Trustees and equal in value to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call

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option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, if the fund holds the security, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. If the fund does not hold the underlying security, the fund bears the risk that, if the market price exceeds the option strike price, the fund will suffer a loss equal to the difference at the time of exercise. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. The fund may also purchase put options for other investment purposes, including to take a short position in the security underlying the put option.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. The fund may also purchase call options for other investment purposes.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of Putnam Management to forecast correctly interest rate and market movements. For example, if the fund were to write a call option based on Putnam Management's expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on Putnam Management's expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before

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the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not realize a loss if the security's price does not change.

The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. For example, if a fund is unable to purchase a security underlying a put option it had purchased, the fund may be unable to exercise the put option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option, could lose its entire investment if it is unable to exercise the put option prior to its expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter ("OTC") options purchased by the fund and assets held to cover OTC options written by the fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the fund's ability to invest in illiquid securities. The fund may use both European-style options, which are only exercisable immediately prior to their expiration, and American-style options, which are exercisable at any time prior to the expiration date.

In addition to options on securities and futures, the fund may also enter into options on futures, swaps, or other instruments as described elsewhere in this SAI.

Preferred Stocks and Convertible Securities

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The fund may invest in preferred stocks or convertible securities. A preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer's assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, many preferred stocks may be called or redeemed prior to their maturity by the issuer under certain conditions.

Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged.

The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. Convertible securities generally have less potential for gain than common stocks.

The fund's investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, the fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

The fund's investments in preferred stocks and convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the fund.

Private Placements and Restricted Securities

The fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund could find it more difficult to sell such securities when Putnam Management believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

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While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are "not readily marketable" because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the fund to sell them promptly at an acceptable price. The fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of Putnam Management may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. The fund may be deemed to be an "underwriter" for purposes of the Securities Act when selling restricted securities to the public, and in such event the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading. The SEC Staff currently takes the view that any delegation by the Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the funds) must be pursuant to written procedures established by the Trustees and the Trustees have delegated such authority to Putnam Management.

Real Estate Investment Trusts (REITs)

The fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like regulated investment companies such as the fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default, the likelihood of which is increased for mortgage REITs that invest in sub-prime mortgages. REITs, and mortgage REITs in particular, are also subject to interest rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The fund's investment in a REIT may require the fund to accrue and distribute income not yet received or may result in the fund making distributions that constitute a return of capital to fund shareholders for federal income

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tax purposes or may require the fund to accrue and distribute income not yet received. In addition, distributions by a fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Redeemable Securities

Certain securities held by the fund may permit the issuer at its option to "call" or redeem its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Repurchase Agreements

Each fund may enter into repurchase agreements amounting to not more than 25% of its total assets, except that this 25% limitation does not apply to repurchase agreements entered into in connection with short sales and to investments by a money market fund and Putnam Short Term Investment Fund. Money market funds and Putnam Short Term Investment Fund may invest without limit in repurchase agreements. A repurchase agreement is a contract under which the fund, the buyer under the contract, acquires a security subject to the obligation of the seller (or repurchase agreement counterparty) to repurchase, and the fund to resell, the security at a fixed time and price, which represents the fund's cost plus interest (or, for repurchase agreements under which the fund acquires a security and then sells it short, the fund’s cost of “borrowing” the security). A repurchase agreement with a stated maturity of longer than one week is considered an illiquid investment. It is the fund's present intention to enter into repurchase agreements only with banks and registered broker-dealers. The fund may enter into repurchase agreements, including with respect to securities it wishes to sell short. See “Short Sales” in this SAI. Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement.

The fund may be exposed to the credit risk of the repurchase agreement counterparty (or seller) in the event that the counterparty is unable to close out the repurchase agreement in accordance with its terms. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Pursuant to an exemptive order issued by the SEC, the fund may transfer uninvested cash balances into a joint account, along with cash of other Putnam funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

The fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the fund sells portfolio assets subject to an agreement by the fund to repurchase the same assets at an agreed upon price and date. The fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the fund’s use of

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proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the fund’s right to repurchase the securities. The fund’s use of reverse repurchase agreements also subjects the fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected.

Securities Loans

The fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 25% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the fund to exercise voting rights on any matters materially affecting the investment. The fund may also call such loans in order to sell the securities. The fund may pay fees in connection with arranging loans of its portfolio securities.

Securities of Other Investment Companies

Securities of other investment companies, including shares of open- and closed-end investment companies and unit investment trusts (which may include exchange-traded funds (“ETFs”)), represent interests in collective investment portfolios that, in turn, invest directly in underlying instruments. The fund may invest in other investment companies when it has more uninvested cash than Putnam Management believes is advisable, when it receives cash collateral from securities lending arrangements, when there is a shortage of direct investments available, or when Putnam Management believes that investment companies offer attractive values.

Investment companies may be structured to perform in a similar fashion to a broad-based securities index or may focus on a particular strategy or class of assets. ETFs typically seek to track the performance or dividend yield of specific indexes or companies in related industries. These indexes may be broad-based, sector-based or international. Investing in investment companies involves substantially the same risks as investing directly in the underlying instruments, but also involves expenses at the investment company-level, such as portfolio management fees and operating expenses. These expenses are in addition to the fees and expenses of the fund itself, which may lead to duplication of expenses while the fund owns another investment company’s shares. In addition, investing in investment companies involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the underlying instruments or index. To the extent the fund invests in other investment companies that are professionally managed, its performance will also depend on the investment and research abilities of investment managers other than Putnam Management.

Open-end investment companies typically offer their shares continuously at net asset value plus any applicable sales charge and stand ready to redeem shares upon shareholder request. The shares of certain other types of investment companies, such as ETFs and closed-end investment companies, typically trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. In the case of closed-end investment companies, the number of shares is typically fixed. The securities of closed-end investment companies and ETFs carry the risk that the price the fund pays or receives may be higher or lower than the investment

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company’s net asset value. ETFs and closed-end investment companies are also subject to certain additional risks, including the risks of illiquidity and of possible trading halts due to market conditions or other reasons, based on the policies of the relevant exchange. The shares of investment companies, particularly closed-end investment companies, may also be leveraged, which would increase the volatility of the fund’s net asset value.

The extent to which the fund can invest in securities of other investment companies, including ETFs, is generally limited by federal securities laws. For more information regarding the tax treatment of ETFs, please see “Taxes” below.

Short Sales

The fund may engage in short sales of securities either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value. Short sales are transactions in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the short position. The fund may also engage in short sales by entering into a repurchase agreement with respect to the security it wishes to sell short. See “– Repurchase Agreements” in this SAI. The fund will incur a gain if the price of the security declines between the date of the short sale and the date on which the fund replaces the borrowed security (or closes out the related repurchase agreement); and the fund will incur a loss if the price of the security increases between those dates. Such a loss is theoretically unlimited since the potential increase in the market price of the security sold short is not limited. Until the security is replaced, the fund must pay the lender (or repurchase agreement counterparty) any dividends or interest that accrues during the period of the loan (or repurchase agreement). To borrow (or enter into a repurchase agreement with respect to) the security, the fund also may be required to pay a premium, which would increase the cost of the security sold. The fund’s successful use of short sales is subject to Putnam Management’s ability to accurately predict movements in the market price of the security sold short. Short selling may involve financial leverage because the fund is exposed both to changes in the market price of the security sold short and to changes in the value of securities purchased with the proceeds of the short sale, effectively leveraging its assets. Under adverse market conditions, a fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may be required to close out its short position at a time when the fund would not choose to do so, and may therefore have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations may not favor such sales. While the fund has an open short position, it will segregate, by appropriate notation on its books or the books of its custodian, cash or liquid assets at least equal in value to the market value of the securities sold short. The segregated amount will be “marked-to-market” daily. Because of this segregation, the fund does not consider these transactions to be “senior securities” for purposes of the 1940 Act. In connection with short sale transactions, the fund may be required to pledge certain additional assets for the benefit of the securities lender (or repurchase agreement counterparty) and the fund may, while such assets remain pledged, be limited in its ability to invest those assets in accordance with the fund’s investment strategies.

Certain of the repurchase agreements related to securities sold short may provide that, at the option of the fund, in lieu of delivering the securities sold short, settlement may be made by delivery of cash equal to the difference between (a) the sum of (i) the market value of the securities sold short at the time the repurchase agreement is closed out and (ii) transaction costs associated with the acquisition in the market by the repurchase agreement counterparty of the securities sold short and (b) the repurchase price specified in the repurchase agreement. Because that cash amount represents the fund’s maximum loss in the event of the insolvency of the counterparty, the fund will, except where the local market practice for foreign securities to be sold short requires payment prior to delivery of such securities, treat such amount, rather than the full notional amount of the repurchase agreement, as its “investment” in securities of the counterparty for purposes of all applicable investment restrictions, including its fundamental policy with respect to diversification.

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Short-term Trading

In seeking the fund's objective(s), Putnam Management will buy or sell portfolio securities whenever Putnam Management believes it appropriate to do so. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when Putnam Management considers a change in the fund's portfolio.

Special Purpose Acquisition Companies

The fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

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Swap Agreements

The fund may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the fund's exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The fund may also engage in total return swaps, in which payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed-income security, a combination of such securities, or an index). A total return swap may add leverage to a portfolio by providing investment exposure to an underlying asset or market where the fund does not own or take physical custody of such asset or invest directly in such market.

The fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the fund. If a counterparty's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty's insolvency. Under certain circumstances, suitable transactions may not be available to the fund, or the fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities.

The fund may also enter into options on swap agreements ("swaptions"). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the fund’s use of options. See “—Options on Securities.”

A credit default swap is an agreement between the fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). The fund may enter into credit default swap contracts for investment purposes. As a credit protection seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation

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to the counterparty in the event of a default by a third party, such as a U.S. or non-U.S. corporate issuer, on the debt obligation. In return for its obligation, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers or profit from changes in the creditworthiness of the particular issuer(s) (also known as “buying credit protection”). In these cases, the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the fund’s return.

Tax-exempt Securities

General description. As used in this SAI, the term "Tax-exempt Securities" includes debt obligations issued by a state, its political subdivisions (for example, counties, cities, towns, villages, districts and authorities) and their agencies, instrumentalities or other governmental units, the interest from which is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) the corresponding state’s personal income tax. Such obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Tax-exempt Securities may be issued include the refunding of outstanding obligations or the payment of general operating expenses.

Short-term Tax-exempt Securities are generally issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales to finance such public purposes.

In addition, certain types of "private activity" bonds may be issued by public authorities to finance projects such as privately operated housing facilities; certain local facilities for supplying water, gas or electricity; sewage or solid waste disposal facilities; student loans; or public or private institutions for the construction of educational, hospital, housing and other facilities. Such obligations are included within the term Tax-exempt Securities if the interest paid thereon is, in the opinion of bond counsel, exempt from federal income tax and (if applicable) state personal income tax (such interest may, however, be subject to federal alternative minimum tax). Other types of private activity bonds, the proceeds of which are used for the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities, may also constitute Tax-exempt Securities, although the current federal tax laws place substantial limitations on the size of such issues.

Tax-exempt Securities share many of the structural features and risks of other bonds, as described elsewhere in this SAI. For example, the fund may purchase callable Tax-exempt Securities, zero-coupon Tax-exempt Securities, or “stripped” Tax-exempt Securities, which entail additional risks. The fund may also purchase structured or asset-backed Tax-exempt Securities, such as the securities (including preferred stock) of special purpose entities that hold interests in the Tax-exempt Securities of one or more issuers and issue “tranched” securities that are entitled to receive payments based on the cash flows from those underlying securities. See “—Redeemable securities,” “—Zero-coupon and Payment-in-kind Bonds,” “—Structured investments,” and “—Mortgage-backed and Asset-backed Securities” in this SAI. Structured Tax-exempt Securities may involve increased risk that the interest received by the fund may not be exempt from federal or state income tax, or that such interest may result in liability for the alternative minimum tax for shareholders of the fund. For example, in certain cases, the issuers of certain securities held by a special purpose entity may not have received an unqualified opinion of bond counsel that the interest from the securities will be exempt from federal income tax and (if applicable) the corresponding state’s personal income tax.

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The amount of information about the financial condition of an issuer of Tax-exempt Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, the achievement of the fund's goals is more dependent on Putnam Management's investment analysis than would be the case if the fund were investing in securities of better-known issuers.

Escrow-secured or pre-refunded bonds. These securities are created when an issuer uses the proceeds from a new bond issue to buy high grade, interest-bearing debt securities, generally direct obligations of the U.S. government, in order to redeem (or “pre-refund”), before maturity, an outstanding bond issue that is not immediately callable. These securities are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the pre-refunded bond until that bond’s call date. Pre-refunded bonds often receive an ‘AAA’ or equivalent rating. Because pre-refunded bonds still bear the same interest rate, and have a very high credit quality, their price may increase. However, as the original bond approaches its call date, the bond's price will fall to its call price.

Residual interest bonds. The fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or a periodic auction process, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

Tobacco Settlement Revenue Bonds. The fund may invest in tobacco settlement revenue bonds, which are secured by an issuing state’s proportionate share of payments under the Master Settlement Agreement (“MSA”). The MSA is an agreement that was reached out of court in November 1998 between 46 states and six U.S. jurisdictions and tobacco manufacturers representing an overwhelming majority of U.S. market share. The MSA provides for annual payments by the manufacturers to the states and jurisdictions in perpetuity in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Within some states, certain localities may in turn be allocated a specific portion of the state’s MSA payment pursuant to an arrangement with the state.

A number of state and local governments have securitized the future flow of payments under the MSA by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the fund, are dependent on the receipt of future settlement payments by the state or its instrumentality. The actual amount of future settlement payments may vary based on, among other things, annual domestic cigarette shipments, inflation, the financial capability of participating tobacco companies, and certain offsets for disputed payments. Payments made by tobacco manufacturers could be reduced if cigarette shipments continue to decline below the base levels used in establishing manufacturers’ payment obligations under the MSA. Demand for cigarettes in the U.S. could continue to decline based on many factors, including, without limitation, anti-smoking campaigns, tax increases, price increases implemented to recoup the cost of payments by tobacco companies under the MSA, reduced ability to advertise, enforcement of laws prohibiting sales to minors, elimination of certain sales venues such as vending machines, and the spread of local ordinances restricting smoking in public places.

Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. The bankruptcy of an MSA-participating manufacturer could cause delays or reductions in bond payments, which would affect the fund’s net asset value. Under the MSA, a

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market share loss by MSA-participating tobacco manufacturers to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts under some circumstances.

The MSA and tobacco manufacturers have been and continue to be subject to various legal claims, including, among others, claims that the MSA violates federal antitrust law. In addition, the United States Department of Justice has alleged in a civil lawsuit that the major tobacco companies defrauded and misled the American public about the health risks associated with smoking cigarettes. An adverse outcome to this lawsuit or to any other litigation matters or regulatory actions relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers.

In addition to the risks described above, tobacco settlement revenue bonds are subject to other risks described in this SAI, including the risks of asset-backed securities discussed under “Mortgage-backed and Asset-backed Securities.”

Participation interests (Money Market Funds only). The money market funds may invest in Tax-exempt Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Tax-exempt Securities, provided that, in the opinion of counsel, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related Tax-exempt Securities will be exempt from federal income tax to the same extent as interest on the Tax-exempt Securities. The money market funds may also invest in Tax-exempt Securities by purchasing from banks participation interests in all or part of specific holdings of Tax-exempt Securities. These participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the money market funds in connection with the arrangement. The money market funds will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the IRS that interest earned by it on Tax-exempt Securities in which it holds such participation interests is exempt from federal income tax. No money market fund expects to invest more than 5% of its assets in participation interests.

Stand-by commitments. When the fund purchases Tax-exempt Securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those Tax-exempt Securities. A stand-by commitment may be considered a security independent of the Tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying Tax-exempt security to a third party at any time. The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. The fund does not expect to assign any value to stand-by commitments.

Yields. The yields on Tax-exempt Securities depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the Tax-exempt security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the Tax-exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-exempt Securities with the same maturity and interest rate but with different ratings may have the same yield. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates and may be due to such factors as changes in the overall demand or supply of various types of Tax-exempt Securities or changes in the investment objectives of investors. Subsequent to purchase by the fund, an issue of Tax-exempt Securities or other investments may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the fund. Putnam Management will consider such an event in its determination of whether the fund should continue to hold an investment in its portfolio. Downgrades of

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Tax-exempt Securities held by a money market fund may require the fund to sell such securities, potentially at a loss.

"Moral obligation" bonds. The fund may invest in so-called “moral obligation” bonds, where repayment of the bond is backed by a moral (but not legally binding) commitment of an entity other than the issuer, such as a state legislature, to pay. Such a commitment may be in addition to the legal commitment of the issuer to repay the bond or may represent the only payment obligation with respect to the bond (where, for example, no amount has yet been specifically appropriated to pay the bond. See “—Municipal leases” below.)

Municipal leases. The fund may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, the fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Additional risks. Securities in which the fund may invest, including Tax-exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code (including special provisions related to municipalities and other public entities), and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power, ability or willingness of issuers to meet their obligations for the payment of interest and principal on their Tax-exempt Securities may be materially affected.

From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. Federal tax laws limit the types and amounts of tax-exempt bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of Tax-exempt Securities. Further proposals limiting the issuance of Tax-exempt Securities may well be introduced in the future. If it appeared that the availability of Tax-exempt Securities for investment by the fund and the value of the fund's portfolio could be materially affected by such changes in law, the Trustees of the fund would reevaluate its investment objective and policies and consider changes in the structure of the fund or its dissolution. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

Warrants

The fund may invest in warrants, which are instruments that give the fund the right to purchase certain securities from an issuer at a specific price (the “strike price”) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

In addition to warrants on securities, the fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time

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during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the fund were not to exercise an index warrant prior to its expiration, then the fund would lose the amount of the purchase price paid by it for the warrant.

The fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the fund's ability to exercise the warrants at such time, or in such quantities, as the fund would otherwise wish to do.

Zero-coupon and Payment-in-kind Bonds

The fund may invest without limit in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the fund to liquidate investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements under the Code.

TAXES

The following discussion of U.S. federal income tax consequences is based on the Code, existing U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Taxation of the fund. The fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its

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business of investing in such stock, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income of a regulated investment company derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, identification of the issuer (or, in some cases, issuers) of a particular fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the fund’s ability to meet the diversification test in (b) above. Also, for the purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the fund qualifies as a regulated investment company that is accorded special tax treatment, the fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

If the fund were to fail to meet the income, diversification or distribution test described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders, and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals. In addition, the fund

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could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any). The fund may distribute its net capital gain. Investment company taxable income (which is retained by the fund) will be subject to tax at regular corporate rates. The fund may also retain for investment its net capital gain. If the fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a regulated investment company may also elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the fund fails to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

The fund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, provided it is not treated as a “personal holding company” for federal income tax purposes, the fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the fund as a distribution of investment company taxable income and net capital gain on the fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that the fund is required to distribute as dividends to shareholders in order for the fund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the shares of the fund; the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

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Fund distributions. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund’s investment income and net short-term capital gains. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares of the fund or other Putnam funds.

Taxes on distributions of capital gains are determined by how long the fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter the fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in and taxed at the reduced rates applicable to a shareholder’s net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the fund of net investment income and capital gains (other than exempt-interest dividends) as described herein, and (ii) any net gain from the sale, exchange or other taxable disposition of fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the fund.

Distributions of investment income reported by the fund as “qualified dividend income” received by an individual will be taxed at the reduced rates applicable to net capital gain. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The fund generally expects to report eligible dividends as qualified dividend income.

In general, distributions of investment income reported by the fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such fund’s shares. In any event, if the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

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In general, fixed-income and money market funds receive interest, rather than dividends, from their portfolio securities. As a result, it is not currently expected that any significant portion of such funds’ distributions to shareholders will be derived from qualified dividend income. For information regarding qualified dividend income received from underlying funds, see “Funds of funds” below.

In general, dividends of net investment income received by corporate shareholders of the fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year. A dividend received by the fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)) For information regarding eligibility for the dividends-received deduction of dividend income derived from an underlying fund, see “Funds of funds” below.

Exempt-interest dividends. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the close of each quarter of the fund’s taxable year, at least 50% of the total value of the fund’s assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. In some cases, the fund may also pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests (see “Funds of funds,” below). Distributions that the fund reports as exempt-interest dividends are treated as interest excludable from shareholders’ gross income for federal income tax purposes but may be taxable for federal alternative minimum tax (“AMT”) purposes and for state and local purposes. If the fund intends to qualify to pay exempt-interest dividends, the fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users.

A fund that is qualified to pay exempt-interest dividends will report those dividends each year in a written statement furnished to shareholders. In general, if the amount of the fund’s distributions reported as exempt-interest dividends during a taxable year exceeds the net exempt interest received by the fund during that year, the amount of the distributions qualifying as tax-exempt will be scaled back. A non-calendar-year fund will be permitted in certain circumstances to elect to “frontload” the amounts so qualifying by allocating exempt income it received during a taxable year to distributions made on or before December 31 of such taxable year;

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otherwise, the amount so qualifying will be scaled back in proportion to distributions. The excess amount will generally be treated as a return of capital. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the fund’s income that was tax-exempt during the period covered by the distribution.

Exempt-interest dividends may be taxable for purposes of the federal AMT. For individual shareholders, exempt-interest dividends that are derived from interest on private activity bonds that are issued after August 7, 1986 (other than a “qualified 501(c)(3) bond,” as such term is defined in the Code) generally must be included in an individual’s tax base for purposes of calculating the shareholder’s liability for federal AMT. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal AMT. The AMT calculation for corporations is based, in part, on a corporation’s earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

Putnam AMT-Free Municipal Fund intends to distribute exempt-interest dividends that will not be taxable for federal AMT purposes for individuals. It intends to make such distributions by investing in Tax-exempt Securities other than private activity bonds that are issued after August 7, 1986 (other than “qualified 501(c)(3) bonds,” as such term is defined in the Code). Because corporate shareholders are required to include all exempt-interest dividends in determining their federal AMT, exempt-interest dividends distributed by Putnam AMT-Free Municipal Fund will be taxable for purposes of the federal AMT.

Funds of funds. If the fund invests in shares of underlying funds, a portion of its distributable income and gains will consist of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when the fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that the fund will be required to distribute to shareholders may be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the amount or timing of distributions from the fund qualifying for treatment as being of a particular character (e.g., as long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds. In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the fund at a loss and the fund acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

If the fund receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund reports such dividends as “qualified dividend income,” then the fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

If the fund receives dividends from an underlying fund and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

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If, at the close of each quarter of the fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies (such fund, a “qualified fund of funds”), the fund will be permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds in which it invests, or interest on any tax-exempt obligations in which it directly invests, if any. For further information regarding exempt-interest dividends, see “Exempt-interest dividends,” above.

If at the close of each quarter of the tax year at least 50% of the fund’s total assets consists of interests in underlying funds, the fund will be entitled to elect to pass through to its shareholders a credit or deduction for foreign taxes (if any) borne in respect of foreign securities income earned by the fund, or by any underlying funds and passed through to the fund. If the fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the fund. Even if the fund were eligible to make such an election for a given year, it may determine not to do so. If the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. See “Foreign taxes” below for more information.

Derivatives, hedging and related transactions; certain exposure to commodities. In general, option premiums received by the fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the Commodities Futures Trading Commission is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, such contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

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In addition to the special rules described above in respect of options and futures transactions, the fund’s derivative transactions, including transactions in options, futures contracts, straddles, securities loan and other similar transactions, including for hedging purposes, will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, short-term capital losses into long-term capital losses, or capital gains into ordinary income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund may make any applicable elections pertaining to such transactions consistent with the interests of the fund.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

A fund’s use of commodity-linked derivatives can be limited by the fund’s intention to qualify as a regulated investment company and can bear on its ability to so qualify. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If the fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes (“ETNs”) and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the fund’s ability to qualify for treatment as a regulated investment company and to avoid a fund-level tax.

To the extent that, in order to achieve exposure to commodities, the fund invests in entities that are treated as pass-through vehicles for U.S. federal income tax purposes, including, for instance, certain ETFs (e.g., ETFs investing in gold bullion) and partnerships other than qualified publicly traded partnerships (as defined earlier), all or a portion of any income and gains from such entities could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement described above. In such a case, the fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company and could bear on its ability to so qualify. Certain commodities-related ETFs may qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the fund for purposes of the 90% gross income requirement and thus could adversely affect the fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification will limit the fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the fund’s total assets as of the close of each quarter of the fund’s taxable year.

Certain of the fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If such a difference arises, and the fund’s book income is less

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than its taxable income (or, for tax-exempt funds, the sum of its net tax-exempt and taxable income), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate fund-level income tax. In the alternative, if the fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in REITs. If the fund invests in equity securities of real estate investment trusts qualifying as such under Subchapter M (“REITs”), such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If the fund distributes such amounts, such distribution could constitute a return of capital to the fund shareholders for federal income tax purposes. Dividends received by the fund from a REIT generally will not constitute qualified dividend income and will not qualify for the corporate dividends-received deduction.

The fund may invest in REITs, including REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have not yet been issued, but apply retroactively, a portion of the fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, a fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the fund recognizes excess inclusion income derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the fund exceeds the fund's investment company taxable income (after taking into account deductions for dividends paid by the fund).

Under legislation enacted in December 2006, a charitable remainder trust (“CRT”), as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or

February 28, 2014	II-64

instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the fund.

Return of capital distributions. If the fund makes a distribution in and with respect to any taxable year to a shareholder in excess of the fund’s current and accumulated “earnings and profits,” the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Dividends and distributions on the fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized income and gains may be required to be distributed even when the fund’s net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the fund prior to the shareholder’s investment (and thus included in the price paid by the shareholder).

Securities issued or purchased at a discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the fund’s income (and required to be distributed by the fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the fund may be treated as having acquisition discount (very generally, the excess of the stated redemption price over the purchase price) or OID. The fund will be required to include the acquisition discount or OID in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The fund may make one or more of the elections applicable to debt obligations having acquisition discount or OID, which could affect the character and timing of recognition of income.

February 28, 2014	II-65

If the fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the fund actually received. Such distributions may be made from the cash assets of the fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than if the fund had not held such securities.

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bond funds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities. The fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default, present special tax issues for the fund. Tax rules are not entirely clear about issues such as whether the fund should recognize market discount on a debt obligation and, if so, the amount of market discount the fund should recognize, when the fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Capital loss carryforward. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If the fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset long-term capital gains. The fund must use any post 2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. The amounts and expiration dates, if any, of any capital loss carryovers available to the fund are shown in Note 1 (Federal income taxes) to the financial statements included in this Part II of the SAI or incorporated by reference into this SAI.

Foreign taxes. If more than 50% of the fund’s assets at year end consists of the securities of foreign corporations, the fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the fund to foreign countries in respect of foreign securities the fund has held for at least the minimum period specified in the Code. A qualified fund of funds also may elect to pass through to its shareholders foreign taxes it has paid or foreign taxes passed through to it by any underlying fund that itself elected to pass through such taxes to shareholders (see “Funds of funds” above). In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their fund shares (without

February 28, 2014	II-66

protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the fund were eligible to make such an election for a given year, it may determine not to do so. However, even if the fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Passive Foreign Investment Companies. Investment by the fund in “passive foreign investment companies” (“PFICs”) could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on the proceeds from the sale of its investment in such a company. This tax cannot be eliminated by making distributions to fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a “qualified electing fund.” The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the fund to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” If the fund indirectly invests in PFICs by virtue of the fund’s investments in other funds, it may not make such PFIC elections; rather, the underlying funds directly investing in the PFICs would decide whether to make such elections.

Because it is not always possible to identify a foreign corporation as a PFIC, the fund may incur tax and interest charges in some instances.

A “passive foreign investment company” is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign currency-denominated securities and related hedging transactions. The fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the fund to offset income or gains earned in subsequent taxable years.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss generally will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. This loss disallowance, however, does not apply with respect to redemptions of fund shares with a holding period beginning after

February 28, 2014	II-67

December 22, 2010, if such fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends at least on a monthly basis. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other shares of the same fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost basis reporting. Upon the redemption or exchange of a shareholder’s shares in the fund, the fund, or, if such shareholder’s shares are then held through a financial intermediary, the financial intermediary, will be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the fund shares the shareholder redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Shareholders can visit www.putnam.com/costbasis, or call the fund at 1-800-225-1581, or consult their financial representatives, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Shareholders should consult their tax advisors to determine which available cost basis method is best for them.

Shares purchased through tax-qualified plans. Special tax rules apply to investments through employer-sponsored retirement plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Backup withholding. The fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The back-up withholding tax rate is currently 28%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

In order for a foreign investor to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a fund should consult their tax advisors in this regard.

Tax shelter reporting regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. shareholders. In general, dividends (other than Capital Gain Dividends or exempt-interest dividends) paid by the fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

February 28, 2014	II-68

However, effective for distributions with respect to taxable years of the fund beginning before January 1, 2014, the fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported by the fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (a “short-term capital gain dividend”). The fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions have expired for distributions with respect to taxable years of the fund beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

The fact that the fund achieves its investment objectives by investing in underlying funds will generally not adversely affect the fund’s ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the fund are offset by deductions allocable to the fund’s qualified interest income or (2) short-term capital gain dividends received by the fund are offset by the fund’s net short- or long-term capital losses, in which case the amount of a distribution from the fund to a foreign shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds. If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the fund or on Capital Gain Dividends, unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend or short term capital gain dividend and certain other conditions are met.

Other reporting and withholding requirements. The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA as described more fully below. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends (other than exempt-interest dividends), including Capital Gain Dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

February 28, 2014	II-69

Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides the Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed compliant FFI,” or (iii) be covered by an applicable intergovernmental agreement between the United States and a non-U.S. government to implement FATCA and improve international tax compliance. In any of these cases, the investing FFI generally will be required to provide the Fund with appropriate identifiers, certifications or documentation concerning its status.

The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

MANAGEMENT

Trustees

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Liaquat Ahamed (Born	Author; won Pulitzer	Trustee of the Brookings Institution and Chair of its
1952), Trustee since 2012	Prize for Lords of	Investment Committee. Mr. Ahamed is also a
	Finance: The Bankers	director of the Rohatyn Group, an emerging-market
	Who Broke the World.	fund complex that manages money for institutions.
	Director of Aspen	Mr. Ahamed has 25 years experience in the
	Insurance Co., a New	management of fixed income portfolios and was
	York Stock Exchange	previously the Chief Executive Officer of Fischer
	company and Chair of	Francis Trees & Watts, Inc., a fixed-income
	the Aspen Board’s	investment management subsidiary of BNP Paribas.
	Investment Committee.	Mr. Ahamed holds a B.A. in economics from Trinity
College, Cambridge University and an M.A. in
economics from Harvard University.

February 28, 2014	II-70

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Ravi Akhoury (Born 1947),	Served as Chairman and	Director of RAGE Frameworks, Inc. and English
Trustee since 2009	CEO of MacKay Shields	Helper, Inc. (each a private software company). Mr.
	(a multi-product	Akhoury previously served as Director of Jacob
	investment management	Ballas Capital India (a non-banking finance company
	firm with AUM over $40	focused on private equity advisory services) and a
	billion) from 1992 to	member of its Compensation Committee. He also
	2007.	served as Director and on the Compensation
Committee of MaxIndia/New York Life Insurance
Company in India. Mr. Akhoury is also a Trustee of
the Rubin Museum, serving on the Investment
Committee, and of American India Foundation. Mr.
Akhoury is a former Vice President and Investment
Policy Committee member of Fischer, Francis, Trees
and Watts (a fixed-income portfolio management
firm). He previously served on the Board of Bharti
Telecom (an Indian telecommunications company)
and was a member of its Audit and Compensation
Committees. He also served on the Board of
Thompson Press (a publishing company) and was a
member of its Audit Committee. Mr. Akhoury
graduated from the Indian Institute of Technology
with a BS in Engineering and obtained an MS in
Quantitative Methods from SUNY at Stony Brook.


February 28, 2014	II-71

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Barbara M. Baumann (Born	President of Cross Creek	Director of Devon Energy Corporation (a leading
1955), Trustee since 2010	Energy Corporation, a	independent and natural gas and oil exploration and
	strategic consultant to	product company), SM Energy Company (a publicly
	domestic energy firms	held U.S. exploration and production company) and
	and direct investor in	UNS Energy Corporation (a publicly held electric
	energy projects.	and gas utility in Arizona). She is Director of Cody
Resources Management, a private company in the
energy and ranching businesses. She is a Trustee of
Mount Holyoke College. She serves on the board of
The Denver Foundation, is a former Chair of the
Board, and a current Board member, of Girls Inc. of
Metro Denver, and serves on the Finance Committee
of the Children’s Hospital of Colorado. Until May
2012, Ms. Baumann was a Director of CVR Energy,
Inc. (a publicly held petroleum refiner and fertilizer
manufacturer). Prior to 2003, she was Executive
Vice President of Associated Energy Managers, LLC
(a domestic private equity firm). From 1981 until
2000 she held a variety of financial and operational
management positions with the global energy
company Amoco Corporation and its successor, BP.
Ms. Baumann holds a B.A. from Mount Holyoke
College and an MBA from The Wharton School of
the University of Pennsylvania.

Jameson A. Baxter (Born	President of Baxter	Chair of the Mutual Fund Directors Forum; Director
1943), Trustee since 1994,	Associates, Inc., (a	of the Adirondack Land Trust; and Trustee of the The
Vice Chair from 2005 to 2011	private investment firm).	Nature Conservancy’s Adirondack Chapter. Until
and Chair since 2011		2011, Ms. Baxter was a Director of ASHTA
Chemicals Inc. Until 2007, Ms. Baxter was a
Director of Banta Corporation (a printing and supply
chain management company), Ryerson, Inc. (a
metals service company) and Advocate Health Care.
She has also served as a director on a number of other
boards including BoardSource (formerly the
National Center for Nonprofit Boards), Intermatic
Corporation (a manufacturer of energy control
products) and MB Financial. She is Chairman
Emeritus of the Board of Trustees, Mount Holyoke
College. Ms. Baxter is also a graduate of Mount
Holyoke College.

February 28, 2014	II-72

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Charles B. Curtis (Born	Senior Advisor to the	Member of the Council on Foreign Relations and the
1940), Trustee since 2001	Center for Strategic and	U.S. State Department International Security
	International Studies,	Advisory Board. Mr. Curtis also serves as a Director
	and President Emeritus	of Southern California Edison (a regulated electric
	of the Nuclear Threat	utility) and its parent company, Edison International.
	Initiative (a private	Mr. Curtis is an attorney with over 15 years in private
	foundation dealing with	practice and 19 years in various positions in public
	national security issues).	service, including service at the Department of
	Previously, President and	Treasury, the U.S. House of Representatives, the
	Chief Operating Officer,	Securities and Exchange Commission, the Federal
	Nuclear Threat Initiative.	Energy Regulatory Commission and the Department
of Energy.

Robert J. Darretta (Born	Mr. Darretta serves as a	Until April, 2007, Mr. Darretta was Vice Chairman
1946), Trustee since 2007	director of the United	of the Board of Directors of Johnson & Johnson (a
	Health Group. From	diversified health care conglomerate). Mr. Darretta
	2009-2012, Mr. Darretta	received a B.S. in Economics from Villanova
	served as the Health Care	University.
Industry Advisor to
Permira, (a global private
equity firm). Prior to
2007, Mr. Darretta was
the Chief Financial
Officer of Johnson &
Johnson.

Katinka Domotorffy (Born	Voting member of the	Vice Chair of Reach Out and Read of Greater New
1975), Trustee since 2012	Investment Committee	York, an organization dedicated to promoting
	of the Anne Ray	childhood literacy. Ms. Domotorffy holds a BSc in
	Charitable Trust, part of	Economics from the University of Pennsylvania and
	the Margaret A. Cargill	an MSc in Accounting and Finance from the London
	Philanthropies. Prior to	School of Economics.
2012, Ms. Domotorffy
was Partner, Chief
Investment Officer, and
Global Head of
Quantitative Investment
Strategies at Goldman
Sachs Asset
Management

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Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

John A. Hill (Born 1942),	Vice Chairman, First	Director of Devon Energy Corporation and various
Trustee since 1985 and	Reserve Corporation (a	private companies owned by First Reserve
Chairman from 2000 to 2011	private equity buyout	Corporation. He is also Chairman of The Board of
	firm that specializes in	Trustees of Sarah Lawrence College and a member
	energy investments in the	of the Advisory Board of the Millstein Center for
	diversified world-wide	Global Markets and Corporate Ownership at the
	energy industry).	Columbia University Law School. Mr. Hill received
a B.A in Economics from Southern Methodist
University and pursued graduate studies as a
Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947),	President of the Alfred P.	Trustee of Yale University; a Director of
Trustee since 1997	Sloan Foundation (a	TransCanada Corporation (an energy company
	philanthropic institution	focused on natural gas transmission, oil pipelines,
	focused primarily on	and power services) and of Exelon Corporation (an
	research and education	energy company focused on power services); and a
	on issues related to	Member of the Board of Overseers of the Boston
	science, technology and	Symphony Orchestra. Prior to August 2007, he
	economic performance).	served as a Director of National Grid (a U.K.-based
	He is the Elizabeth and	holding company with interests in electric and gas
	James Killian Professor	transmission and distribution and
	of Economics, Emeritus	telecommunications infrastructure). Prior to July,
	at the Massachusetts	2006, he served as President of the Yale University
	Institute of Technology	Council. Prior to February 2005, he served on the
	(“MIT”).	board of the Whitehead Institute for Biomedical
	Prior to 2007, he was the	Research (a non-profit research institution). Prior to
	Director of the Center for	February 2002, he was a Director of State Farm
	Energy and	Indemnity Company (an automobile insurance
	Environmental Policy	company), and prior to March 2000, he was a
	Research at MIT.	Director of New England Electric System (a public
utility holding company). Dr. Joskow holds a Ph.D.
and a M.Phil. from Yale University and a B.A. from
Cornell University.

February 28, 2014	II-74

Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

Kenneth R. Leibler (Born	A founder and former	Until November 2010, Mr. Leibler was a Director of
1949), Trustee since 2006	Chairman of the Boston	Ruder Finn Group (a global communications and
	Options Exchange (an	advertising firm). Prior to December 2006, Mr.
	electronic market place	Leibler served as a Director of the Optimum Funds
	for the trading of listed	Group. Prior to October 2006, he served as a Director
	derivatives securities).	of ISO New England (the organization responsible
	He currently serves on	for the operation of the electric generation system in
	the Board of Trustees of	the New England states). Prior to 2000, he was a
	Beth Israel Deaconess	Director of the Investment Company Institute in
	Hospital in Boston and as	Washington, D.C. Prior to January 2005, Mr. Leibler
	a Director of Northeast	served as Chairman and Chief Executive Officer of
	Utilities, which operates	the Boston Stock Exchange. Prior to January 2000,
	New England’s largest	he served as President and Chief Executive Officer of
	energy delivery system.	Liberty Financial Companies (a publicly traded
diversified asset management organization). Prior to
June 1990, he served as President and Chief
Operating Officer of the American Stock Exchange
(AMEX). Prior to serving as AMEX President, he
held the position of Chief Financial Officer, and
headed its management and marketing operations.
Mr. Leibler graduated with a B.A in Economics from
Syracuse University.

Robert E. Patterson (Born	Co-Chairman of Cabot	Mr. Patterson is past Chairman and served as a
1945), Trustee since 1984	Properties, Inc. (a private	Trustee of the Joslin Diabetes Center. Prior to
	equity firm investing in	December 2001, Mr. Patterson served as the
	commercial real estate)	President and as a Trustee of Cabot Industrial Trust
	and Chairman of the	(a publicly-traded real estate investment trust). He
	Investment Committee	has also served as a Trustee of the Sea Education
	of Cabot Properties.	Association. Prior to 1998, he was Executive Vice
President and Director of Acquisitions of Cabot
Partners Limited Partnership (a registered investment
adviser involved in institutional real estate
investments). Prior to 1990, he served as Executive
Vice President of Cabot, Cabot & Forbes Realty
Advisers, Inc. (the predecessor company of Cabot
Partners). Mr. Patterson practiced law and held
various positions in state government, and was the
founding Executive Director of the Massachusetts
Industrial Finance Agency. Mr. Patterson is a
graduate of Harvard College and Harvard Law
School.

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Name, Address[1] , Year of
Birth, Position(s) Held with	Principal
Fund and Length of Service	Occupation(s) During
as a Putnam Fund Trustee[2]	Past 5 Years	Other Directorships Held by Trustee

George Putnam, III (Born	Chairman of New	Director of The Boston Family Office, LLC (a
1951), Trustee since 1984	Generation Research,	registered investment advisor), a Trustee of
	Inc. (a publisher of	Epiphany School and a Trustee of the Marine
	financial advisory and	Biological Laboratory. Until 2010, Mr. Putnam was a
	other research services)	Trustee of St. Mark’s School. Until 2006, Mr.
	and President of New	Putnam was a Trustee of Shore Country Day School.
	Generation Advisors,	Until 2002, he was a Trustee of the Sea Education
	LLC (a registered	Association. Mr. Putnam is a graduate of Harvard
	investment adviser to	College, Harvard Business School and Harvard Law
	private funds), which are	School.
firms he founded in
1986. Prior to June 2007,
Mr. Putnam was
President of the Putnam
Funds.

W. Thomas Stephens (Born	Prior to 2009, Mr.	Director of TransCanadaPipelines Ltd (an energy
1942), Trustee from	Stephens was Chairman	infrastructure company). Until 2010, Mr. Stephens
1997-2008, and since 2009	and Chief Executive	was a Director of Boise Inc. (a manufacturer of paper
	Officer of Boise	and packaging products). Until 2004, Mr. Stephens
	Cascade, LLC (a paper,	was a Director of Xcel Energy Incorporated (a public
	forest product and	utility company), Qwest Communications and
	timberland assets	Norske Canada, Inc. (a paper manufacturer). Until
	company).	2003, Mr. Stephens was a Director of Mail-Well, Inc.
(a diversified printing company). Prior to July 2001,
Mr. Stephens was Chairman of Mail-Well. Mr.
Stephens holds B.S. and M.S. degrees from the
University of Arkansas.

Interested Trustees

*Robert L. Reynolds (Born	President and Chief	Director of several not-for-profit boards, including
1952), Trustee since 2008	Executive Officer of	West Virginia University Foundation, the Concord
	Putnam Investments.	Museum, Dana-Farber Cancer Institute, and Boston
	Member of Putnam	Chamber of Commerce. He is a member of the Chief
	Investments’ Board of	Executives Club of Boston, the National
	Directors. Prior to	Innovation Initiative, and the Council on
	joining Putnam	Competitiveness, and he is a former President of the
	Investments in 2008, Mr.	Commercial Club of Boston. Prior to 2008, he
	Reynolds was Vice	served as a Director of FMR Corporation, Fidelity
	Chairman and Chief	Investments Insurance Ltd., Fidelity Investments
	Operating Officer of	Canada Ltd., and Fidelity Management Trust
	Fidelity Investments	Company and as a Trustee of the Fidelity Family of
	from 2000 to 2007.	Funds. Mr. Reynolds received a B.S. in Business
Administration with a major in Finance from West
Virginia University.

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of December 31, 2013, there were 116 Putnam Funds.

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2 Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, death or removal.

*Trustee who is an “interested person” (as defined in the 1940 Act) of the fund and Putnam Management. Mr. Reynolds is deemed an “interested person” by virtue of his positions as an officer of the fund and Putnam Management. Mr. Reynolds is the President and Chief Executive Officer of Putnam Investments, LLC and President of your fund and each of the other Putnam funds.

Trustee Qualifications

Each of the fund’s Trustees, with the exception of Mses. Baumann and Domotorffy and Mr. Ahamed, were most recently elected by shareholders of the fund during 2009, although most of the Trustees have served on the board for many years. Ms. Baumann was elected to the Board of Trustees by the Independent Trustees effective July 1, 2010. Ms. Domotorffy and Mr. Ahamed were elected to the Board of Trustees by the Independent Trustees effective September 13, 2012. The Board Policy and Nominating Committee is responsible for recommending proposed nominees for election to the full Board of Trustees for its approval. As part of its deliberative process, the Committee considers the experience, qualifications, attributes and skills that it determines would benefit the Putnam funds at the time.

In recommending the election of the current board members as Trustees, the Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the fund, including the Trustee's record of service as a director or trustee of public and private organizations. (This included, but was not limited to, consideration of the specific experience noted in the preceding table.) In the case of most members of the board, the Committee considered his or her previous service as a member of the Board of Trustees of the Putnam funds, which demonstrated a high level of diligence and commitment to the interests of fund shareholders and an ability to work effectively and collegially with other members of the board.

The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees and considered the attributes as indicative of the person’s ability to deal effectively with the types of financial, regulatory, and/or investment matters that typically arise in the course of a Trustee’s work:

Liaquat Ahamed -- Mr. Ahamed’s experience as Chief Executive Officer of a major investment management organization and as head of the investment division at the World Bank, as well as his experience as an author of economic literature.

Ravi Akhoury -- Mr. Akhoury's experience as Chairman and Chief Executive Officer of a major investment management organization.

Barbara M. Baumann -- Ms. Baumann’s experience in the energy industry as a consultant, an investor, and in both financial and operational management positions at a global energy company, and her service as a director of three NYSE companies.

Jameson A. Baxter -- Ms. Baxter's experience in corporate finance acquired in the course of her career at a major investment bank, her experience as a director and audit committee chair of two NYSE companies and her role as Chair of the Mutual Fund Directors Forum.

Charles B. Curtis -- Mr. Curtis' experience in public and regulatory policy matters relating to energy and finance acquired in the course of his service in various senior positions in government and on numerous boards of public and private organizations.

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Robert J. Darretta -- Mr. Darretta's experience as the Chief Financial Officer and Vice Chairman of the board of a major NYSE health products company.

Katinka Domotorffy -- Ms. Domotorffy’s experience as Chief Investment Officer and Global Head of Quantitative Investment Strategies at a major asset management organization.

John A. Hill -- Mr. Hill's experience as founder and chairman of an open-end mutual fund and as a founder and lead managing partner of one of the largest private equity firms in the United States.

Paul L. Joskow -- Dr. Joskow's education and experience as a professional economist familiar with financial economics and related issues and his service on multiple for-profit boards.

Kenneth R. Leibler -- Mr. Leibler's extensive experience in the financial services industry, including as Chief Executive Officer of a major asset management organization, and his service as a director of various public and private companies.

Robert E. Patterson -- Mr. Patterson’s training and experience as an attorney and his experience as president of a NYSE company.

George Putnam, III -- Mr. Putnam’s training and experience as an attorney, his experience as the founder and Chief Executive Officer of an investment management firm and his experience as an author of various publications on the subject of investments.

W. Thomas Stephens -- Mr. Stephens's extensive business experience, including his service as Chief Executive Officer of four public companies, as non-executive chairman of two public companies and as a director of numerous other public companies.

Interested Trustee

Robert L. Reynolds -- Mr. Reynolds’s extensive experience as a senior executive of one of the largest mutual fund organizations in the United States and his current role as President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Robert L. Reynolds, the fund’s President, the other officers of the fund are shown below. All of the officers of your fund are employees of Putnam Management or its affiliates or are members of the Trustees’ independent administrative staff.

Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Jonathan S. Horwitz[4] (Born 1955)	Since 2004	Executive Vice President, Principal Executive
Executive Vice President, Principal		Officer and Compliance Liaison, The Putnam Funds.
Executive Officer, and Compliance
Liaison

Steven D. Krichmar (Born 1958)	Since 2002	Chief of Operations, Putnam Investments and
Vice President and Principal Financial		Putnam Management.
Officer

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Name, Address[1] , Year of Birth,	Length of Service with	Principal Occupation(s) During Past 5 Years and
Position(s) Held with Fund	the Putnam Funds[2]	Position(s) with Fund’s Investment Adviser and
Distributor[3]

Robert T. Burns (Born 1961)	Since 2011	General Counsel, Putnam Investments, Putnam
Vice President and Chief Legal		Management and Putnam Retail Management.
Officer

Robert R. Leveille (Born 1969)	Since 2007	Chief Compliance Officer, Putnam Investments,
Vice President and Chief Compliance		Putnam Management and Putnam Retail
Officer		Management.

Michael J. Higgins[4] (Born 1976)	Since 2010	Manager of Finance, Dunkin’ Brands (2008-2010);
Vice President, Treasurer and Clerk		Senior Financial Analyst, Old Mutual Asset
Management (2007-2008); Senior Financial Analyst,
Putnam Investments (1999-2007).

Janet C. Smith (Born 1965)	Since 2007	Director of Fund Administration Services, Putnam
Vice President, Principal Accounting		Investments and Putnam Management.
Officer, and Assistant Treasurer

Susan G. Malloy (Born 1957)	Since 2007	Director of Accounting and Control Services, Putnam
Vice President and Assistant		Management.
Treasurer

James P. Pappas (Born 1953) Vice	Since 2004	Director of Trustee Relations, Putnam Investments
President		and Putnam Management.

Mark C. Trenchard (Born 1962)	Since 2002	Director of Operational Compliance, Putnam
Vice President and BSA Compliance		Investments, Putnam Retail Management
Officer

Nancy E. Florek[4] (Born 1957)	Since 2000	Vice President, Director of Proxy Voting and
Vice President, Director of Proxy		Corporate Governance, Assistant Clerk and
Voting and Corporate Governance,		Associate Treasurer, The Putnam Funds.
Assistant Clerk, and Associate
Treasurer

1The address of each Officer is One Post Office Square, Boston, MA 02109.

2Each officer serves for an indefinite term, until his or her resignation, retirement, death or removal.

3Prior positions and/or officer appointments with the fund or the fund’s investment adviser and distributor have been omitted.

4Officers of the fund indicated are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management by the funds.

Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

Leadership Structure and Standing Committees of the Board of Trustees

For details regarding the number of times the standing committees of the Board of Trustees met during a fund's last fiscal year, see "Trustee responsibilities and fees" in Part I of this SAI.

Board Leadership Structure. Currently, 13 of the 14 Trustees of your fund are Independent Trustees, meaning that they are not considered "interested persons" of your fund or its investment manager. These Independent

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Trustees must vote separately to approve all financial arrangements and other agreements with your fund’s investment manager and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. Your fund’s Independent Trustees meet regularly as a group in executive session. An Independent Trustee currently serves as chair of the Board.

Taking into account the number, the diversity and the complexity of the funds overseen by the Board and the aggregate amount of assets under management, your fund’s Trustees have determined that the efficient conduct of the Board's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. Certain committees (the Executive Committee, Distributions Committee, and Audit and Compliance Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund’s independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chair of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee. Each committee is chaired by an Independent Trustee and, except as noted below, the membership and chairs of each committee consist exclusively of Independent Trustees.

The Trustees have determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the fund's affairs. While risk management is the primary responsibility of the fund's investment manager, the Trustees regularly receive reports regarding investment risks and compliance risks. The Board's committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the funds and to discuss with the fund's investment manager how it monitors and controls such risks.

Audit and Compliance Committee. The Audit and Compliance Committee provides oversight on matters relating to the preparation of the funds’ financial statements, compliance matters, internal audit functions, and Codes of Ethics issues. This oversight is discharged by regularly meeting with management and the funds’ independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds’ independent auditors, including their independence. The members of the Committee include only Trustees who are not “interested persons” of the funds or Putnam Management. Each member of the Committee also is “independent,” as that term is interpreted for purposes of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the listing standards of the NYSE. The Board of Trustees has adopted a written charter for the Committee, a current copy of which is available at Putnam.com/individual. The Committee currently consists of Messrs. Leibler (Chairperson), Curtis, Darretta and Hill, and Mses. Baumann and Domotorffy.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees, the compensation of the Trustees and their staff, and the conduct of legal affairs for the funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided that such recommendations are submitted by the date disclosed in the fund’s proxy statement and otherwise comply with applicable securities laws, including Rule 14a-8 under the Exchange Act. The Committee also reviews policy matters affecting the operation of the Board and its independent staff. In addition, the Committee oversees the voting of proxies associated with portfolio investments of the funds with the goal of ensuring that these proxies are voted in the best interest of the funds’ shareholders. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Committee is composed entirely of Trustees who are not “interested persons” of the funds or

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Putnam Management and currently consists of Messrs. Hill (Chairperson), Curtis, Patterson and Putnam and Ms. Baxter.

Brokerage Committee. The Brokerage Committee reviews the funds' policies regarding the execution of portfolio trades and Putnam Management's practices and procedures relating to the implementation of those policies. The Committee reviews periodic reports on the cost and quality of execution of portfolio transactions and the extent to which brokerage commissions have been used (i) by Putnam Management to obtain brokerage and research services generally useful to it in managing the portfolios of the funds and of its other clients, and (ii) by the funds to pay for certain fund expenses. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Dr. Joskow (Chairperson), Ms. Baxter, and Messrs. Ahamed, Akhoury, Patterson, Putnam and Stephens.

Contract Committee. The Contract Committee reviews and evaluates at least annually all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds, (ii) the expenditure of the funds' assets for distribution purposes pursuant to Distribution Plans of the funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee also reviews the proposed organization of new fund products, proposed structural changes to existing funds and matters relating to closed-end funds. The Committee reports and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Patterson (Chairperson), Ahamed, Akhoury, Putnam and Stephens, Dr. Joskow and Ms. Baxter.

Distributions Committee. The Distributions Committee oversees all dividends and distributions by the funds. The Committee makes recommendations to the Trustees of the funds regarding the amount and timing of distributions paid by the funds, and determines such matters when the Trustees are not in session. The Committee also oversees the policies and procedures pursuant to which Putnam Management prepares recommendations for distributions, and meets regularly with representatives of Putnam Management to review the implementation of these policies and procedures. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Mses. Baumann (Chairperson) and Domotorffy and Messrs. Curtis, Darretta, Hill and Leibler.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds’ business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management on behalf of the shareholders of the funds. The Committee currently consists of Ms. Baxter (Chairperson), and Messrs. Hill, Leibler, Patterson and Putnam.

Investment Oversight Committees. The Investment Oversight Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the funds in light of their stated investment objectives and policies. The Committees seek to identify any compliance issues that are unique to the applicable categories of funds and work with the appropriate Board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Messrs. Putnam (Chairperson), Ahamed, Curtis, Leibler and Stephens, Dr. Joskow, and Ms. Baumann. Investment Oversight Committee B currently consists of Messrs. Akhoury (Chairperson), Darretta, Hill, Patterson and Reynolds, and Mses. Baxter and Domotorffy.

Pricing Committee. The Pricing Committee oversees the valuation of assets of the Putnam funds and reviews the funds’ policies and procedures for achieving accurate and timely pricing of fund shares. The Committee also oversees implementation of these policies, including fair value determinations of individual securities made by

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Putnam Management or other designated agents of the funds. The Committee also oversees compliance by money market funds with Rule 2a-7 of the 1940 Act and the correction of occasional pricing errors. The Committee also reviews matters related to the liquidity of portfolio holdings. The Committee reports to the Trustees and makes recommendations to the Trustees regarding these matters. The Committee currently consists of Messrs. Darretta (Chairperson), Curtis, Hill and Leibler, and Mses. Baumann and Domotorffy.

Indemnification of Trustees

The Agreement and Declaration of Trust of the fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

For details of Trustees’ fees paid by the fund and information concerning retirement guidelines for the Trustees, see “Charges and expenses” in Part I of this SAI.

Putnam Management and its Affiliates

Putnam Management is one of America’s oldest and largest money management firms. Putnam Management’s staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund’s portfolio. By pooling an investor’s money with that of other investors, a greater variety of securities can be purchased than would be the case individually; the resulting diversification helps reduce investment risk. Putnam Management has been managing mutual funds since 1937.

Putnam Management is a subsidiary of Putnam Investments. Great-West Lifeco Inc., a financial services holding company with operations in Canada, the United States and Europe and a member of the Power Financial Corporation group of companies, owns a majority interest in Putnam Investments. Power Financial Corporation, a diversified management and holding company with direct and indirect interests in the financial services sector in Canada, the United States and Europe, is a subsidiary of Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. The Desmarais Family Residuary Trust, a trust established pursuant to the Last Will and Testament of the Honourable Paul G. Desmarais, directly and indirectly controls a majority of the voting shares of Power Corporation of Canada.

Trustees and officers of the fund who are also officers of Putnam Management or its affiliates or who are stockholders of Putnam Investments or its parent companies will benefit from the advisory fees, sales commissions, distribution fees and transfer agency fees paid or allowed by the fund.

The Management Contract

Under a Management Contract between the fund and Putnam Management, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the fund and makes investment decisions on behalf of the fund. As described in “Charges and Expenses –Management Fees,” Putnam Management is currently providing services under the Management Contract on an interim basis. Subject to the control of the Trustees, Putnam Management also manages, supervises and conducts the other affairs and business of the fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the fund’s net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the fund’s portfolio securities. Putnam Management

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may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain research, statistical and quotation services of value to Putnam Management and its affiliates in advising the fund and other clients. In so doing, Putnam Management may cause the fund to pay greater brokerage commissions than it might otherwise pay.

For details of Putnam Management’s compensation under the Management Contract, see “Charges and expenses” in Part I of this SAI. Putnam Management’s compensation under the Management Contract may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term “expenses” is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Fund-specific expense limitation. Under the Management Contract, Putnam Management may reduce its compensation to the extent that the fund’s expenses exceed such lower expense limitation as Putnam Management may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on Putnam Management’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any such expense limitation specific to a particular fund are described in the prospectus and/or Part I of this SAI.

General expense limitation. Through at least June 30, 2014, Putnam Management will reimburse expenses or waive fees of the fund to the extent necessary to limit the cumulative expenses of the fund, excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, any upward or downward adjustments to a fund’s base management fee, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis, to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

In addition to the fee paid to Putnam Management, the fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their assistants who provide certain administrative services for the fund and the other Putnam funds, each of which bears an allocated share of the foregoing costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees.

The amount of this reimbursement for the fund’s most recent fiscal year is included in “Charges and expenses” in Part I of this SAI. Putnam Management pays all other salaries of officers of the fund. The fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The fund pays the cost of typesetting for its prospectuses and the cost of printing and mailing any prospectuses sent to its shareholders. Putnam Retail Management pays the cost of printing and distributing all other prospectuses.

The Management Contract provides that Putnam Management shall not be subject to any liability to the fund or to any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of Putnam Management.

The Management Contract may be terminated without penalty by vote of the Trustees or the shareholders of the fund, or by Putnam Management, on 30 days’ written notice. It may be amended only by a vote of the shareholders of the fund. The Management Contract also terminates without payment of any penalty in the event of its assignment. The Management Contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the

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foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

Putnam Management has entered into a Master Sub-Accounting Services Agreement with State Street Bank and Trust Company ("State Street"), under which Putnam Management has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund. Putnam Management pays State Street a fee, monthly, based on a combination of fixed annual charges and charges based on the fund's assets and the number and types of securities held by the fund, and reimburses State Street for certain out-of-pocket expenses.

The Sub-Manager

If so disclosed in the fund’s prospectus, PIL, an affiliate of Putnam Management, has been retained as the sub-manager for a portion of the assets of the fund, as determined by Putnam Management from time to time, pursuant to a sub-management agreement between Putnam Management and PIL. Under the terms of the sub-management contract, PIL, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PIL from time to time by Putnam Management and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management. Putnam Management may also, at its discretion, request PIL to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers. PIL, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties.

The sub-management contract provides that PIL shall not be subject to any liability to Putnam Management, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PIL.

The sub-management contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PIL or Putnam Management, on 30 days’ written notice. The sub-management contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-management contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

As described above in “Charges and Expenses – Management Fees,” PIL is currently providing services (if so disclosed in the fund’s prospectus) under the sub-management contract on an interim basis.

The Sub-Adviser

If so disclosed in the fund’s prospectus, The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, has been retained as a sub-adviser for a portion of the assets of the fund, as determined from time to time by Putnam Management or, with respect to portions of a fund’s assets for which PIL acts as sub-manager as described above, by PIL pursuant to a sub-advisory contract among Putnam Management, PIL and PAC. Under certain terms of the sub-advisory contract, PAC, at its own expense, furnishes continuously an investment program for that portion of each such fund that is allocated to PAC from time to time by Putnam Management or PIL, as applicable and makes investment decisions on behalf of such portion of the fund, subject to the supervision of Putnam Management or PIL, as the case may be. Putnam Management or PIL, as the case may be,

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may also, at its discretion, request PAC to provide assistance with purchasing and selling securities for the fund, including placement of orders with certain broker-dealers.

PAC, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties. The sub-advisory contract provides that PAC shall not be subject to any liability to Putnam Management, PIL, the fund or any shareholder of the fund for any act or omission in the course of or connected with rendering services to the fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties on the part of PAC.

The sub-advisory contract may be terminated with respect to a fund without penalty by vote of the Trustees or the shareholders of the fund, or by PAC, PIL or Putnam Management, on 30 days’ written notice. The sub-advisory contract also terminates without payment of any penalty in the event of its assignment. Subject to applicable law, it may be amended by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. The sub-advisory contract provides that it will continue in effect only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders, and, in either case, by a majority of the Trustees who are not “interested persons” of Putnam Management or the fund. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.

As described above in “Charges and Expenses – Management Fees,” PAC is currently providing services (if so disclosed in the fund’s prospectus) under the sub-advisory contract on an interim basis.

Portfolio Transactions

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Manager(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “PORTFOLIO MANAGERS” “Other accounts managed” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

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• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

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Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on investment objectives or other factors, the Portfolio Manager(s) may give advice and make decisions for another account that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Manager(s), please see “- Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”

For information about other funds and accounts managed by the fund’s Portfolio Manager(s), please refer to “Who oversees and manages the fund(s)?” in the prospectus and “PORTFOLIO MANAGERS” “Other accounts managed” in Part I of the SAI.

Brokerage and research services.

Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the fund of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the fund does not typically pay commissions for principal transactions in the over-the-counter markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price the fund pays. In underwritten offerings, the price paid by the fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. See "Charges and expenses" in Part I of this SAI for information concerning commissions paid by the fund.

It has for many years been a common practice in the investment advisory business for broker-dealers that execute portfolio transactions for the clients of advisers of investment companies and other institutional investors to provide those advisers with brokerage and research services, as defined in Section 28(e) of the Exchange Act. Consistent with this practice, Putnam Management receives brokerage and research services from broker-dealers with which Putnam Management places the fund's portfolio transactions. The services that broker-dealers may provide to Putnam Management’s managers and analysts include, among others, brokerage and trading systems, economic analysis, investment research, industry and company reviews, statistical information, market data, evaluations of investments, recommendations as to the purchase and sale of investments and performance measurement services. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the fund), although not all of these services are necessarily useful and of value in managing the fund. Research services provided by broker-dealers are supplemental to Putnam Management’s own research efforts and relieve Putnam Management of expenses it might otherwise have borne in generating such research. The management fee paid by the fund is not reduced because Putnam Management and its affiliates receive brokerage and research services even though Putnam Management might otherwise be required to purchase some of these services for cash. Putnam Management may also use portfolio transactions to generate

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“soft dollar” credits to pay for “mixed-use” services (i.e., products or services that may be used both for investment- and non-investment-related purposes), but in such instances Putnam Management uses its own resources to pay for that portion of the mixed-use product or service that in its good-faith judgment does not relate to investment or brokerage purposes. Putnam Management may also allocate trades to generate soft dollar credits for third-party investment research reports and related fundamental research.

Putnam Management places all orders for the purchase and sale of portfolio investments for the funds, and buys and sells investments for the funds, through a substantial number of brokers and dealers. In selecting broker-dealers to execute the funds’ portfolio transactions, Putnam Management uses its best efforts to obtain for each fund the most favorable price and execution reasonably available under the circumstances, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution and in considering the overall reasonableness of the brokerage commissions paid, Putnam Management, having in mind the fund's best interests, considers all factors it deems relevant, including, in no particular order of importance, and by way of illustration, price, the size and type of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

Putnam Management may cause the fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Exchange Act and as described above) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the fund on an agency basis in excess of the commission another broker-dealer would have charged for effecting that transaction. Putnam Management may also instruct an executing broker to “step out” a portion of the trades placed with a broker to other brokers that provide brokerage and research services to Putnam Management. Putnam Management's authority to cause the fund to pay any such greater commissions or to instruct a broker to “step out” a portion of a trade is subject to the requirements of applicable law and such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) of the Exchange Act does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

The Trustees of the funds have directed Putnam Management, subject to seeking most favorable pricing and execution, to use its best efforts to allocate a portion of overall fund trades to trading programs which generate commission credits to pay fund expenses such as shareholder servicing and custody charges. The extent of any commission credits generated for this purpose may vary significantly from time to time and from fund to fund depending on, among other things, the nature of each fund's trading activities and market conditions.

The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the fund, less any direct expenses approved by the Trustees, shall be recaptured by the fund through a reduction of the fee payable by the fund under the Management Contract. Putnam Management seeks to recapture for the fund soliciting dealer fees on the tender of the fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

Principal Underwriter

Putnam Retail Management, located at One Post Office Square, Boston, MA 02109, is the principal underwriter of shares of the fund and the other continuously offered Putnam funds. Putnam Retail Management is not obligated to sell any specific amount of shares of the fund and will purchase shares for resale only against orders for shares. See “Charges and expenses” in Part I of this SAI for information on sales charges and other payments received by Putnam Retail Management.

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Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund

Employees of Putnam Management, PIL, PAC and Putnam Retail Management and officers and Trustees of the fund are subject to significant restrictions on engaging in personal securities transactions. These restrictions are set forth in the Codes of Ethics adopted by Putnam Management, PIL, PAC and Putnam Retail Management (the “Putnam Investments Code of Ethics”) and by the fund (the “Putnam Funds Code of Ethics”). The Putnam Investments Code of Ethics and the Putnam Funds Code of Ethics, in accordance with Rule 17j-1 of the 1940 Act, contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund.

The Putnam Investments Code of Ethics does not prohibit personnel from investing in securities that may be purchased or held by the fund. However, the Putnam Investments Code of Ethics, consistent with standards recommended by the Investment Company Institute’s Advisory Group on Personal Investing and requirements established by Rule 17j-1 and rules adopted under the Investment Advisers Act of 1940, among other things, prohibits personal securities investments without pre-clearance, imposes time periods during which personal transactions may not be made in certain securities by employees with access to investment information, and requires the timely submission of broker confirmations and quarterly reporting of personal securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process.

The Putnam Funds Code of Ethics incorporates and applies the restrictions of the Putnam Investments Code of Ethics to officers and Trustees of the fund who are affiliated with Putnam Investments. The Putnam Funds Code of Ethics does not prohibit unaffiliated officers and Trustees from investing in securities that may be held by the fund; however, the Putnam Funds Code of Ethics regulates the personal securities transactions of unaffiliated Trustees of the fund, including limiting the time periods during which they may personally buy and sell certain securities and requiring them to submit reports of personal securities transactions under certain circumstances.

The fund’s Trustees, in compliance with Rule 17j-1, approved the Putnam Investments and the Putnam Funds Codes of Ethics and are required to approve any material changes to these Codes. The Trustees also provide continued oversight of personal investment policies and annually evaluate the implementation and effectiveness of the Codes of Ethics.

Investor Servicing Agent

Putnam Investor Services, located at One Post Office Square, Boston, MA 02109, is the fund’s investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees that are paid monthly by the fund. The fee paid to Putnam Investor Services with respect to assets attributable to class A, class B, class C, class M, class R, class T and class Y shares, subject to certain limitations, is based on a fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The fee paid to Putnam Investor Services with respect to class R5 shares is based on an annual rate of 0.15% of each fund’s average assets attributable to class R5 shares, except that an annual rate of 0.12% of each fund’s average assets attributable to class R5 shares applies to Putnam Absolute Return 100 Fund, Putnam Absolute Return 300 Fund, Putnam American Government Income Fund, Putnam Dynamic Asset Allocation Conservative Fund, Putnam Global Income Trust, Putnam Income Fund and Putnam Short Duration Income Fund. The fee paid to Putnam Investor Services with respect to class R6 shares is based on an annual rate of 0.05% of each fund’s average assets attributable to class R6 shares. Through at least June 30, 2014, investor servicing fees for each fund will not exceed an annual rate of 0.320% of the fund’s average assets.

Financial intermediaries (including brokers, dealers, banks, bank trust departments, registered investment advisers, financial planners, and retirement plan administrators) may own shares of the fund for the benefit of their customers in an omnibus account (including retirement plans). In these circumstances, the financial

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intermediaries or other third parties, rather than Putnam Investor Services, may provide some or all of the sub-accounting and similar record keeping services for their customers’ accounts. In recognition of these services, Putnam Investor Services may make payments to these financial intermediaries or other third parties. Payments may be based on the number of shareholders in an omnibus account or the assets or share class held in an account. Putnam Investor Services also makes payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts. These payments are described above under the headings “Distribution Plans – Additional Dealer Payments.”

Putnam Investor Services will pay its affiliate, FASCore, LLC up to 0.24% on the average value of the assets in Putnam-administered plans invested in the funds on an annual basis in consideration of sub-accounting, recordkeeping, retirement plan administration and other services being provided to participants in Putnam-administered retirement plans with respect to their investments in the funds. In addition to these payments, affiliates of Putnam Investor Services may make payments to FASCore, LLC and its affiliates of the types, and up to the amounts, described below under the headings “Distribution Plans - Additional Dealer Payments.”

Custodian

State Street Bank and Trust Company, located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, is the fund’s custodian. State Street is responsible for safeguarding and controlling the fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the fund’s investments, serving as the fund’s foreign custody manager, providing reports on foreign securities depositaries, making payments covering the expenses of the fund and performing other administrative duties. State Street does not determine the investment policies of the fund or decide which securities the fund will buy or sell. State Street has a lien on the fund’s assets to secure charges and advances made by it. The fund may from time to time enter into brokerage arrangements that reduce or recapture fund expenses, including custody expenses. The fund also has an offset arrangement that may reduce the fund’s custody fee based on the amount of cash maintained by its custodian.

Counsel to the Fund and the Independent Trustees

Ropes & Gray LLP serves as counsel to the fund and the independent Trustees, and is located at Prudential Tower 800 Boylston Street, Boston Massachusetts 02199.

DETERMINATION OF NET ASSET VALUE

The fund determines the net asset value per share of each class of shares once each day the NYSE is open. Currently, the NYSE is closed Saturdays, Sundays and the following holidays: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day and Christmas Day. The fund determines net asset value as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. The net asset value per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares.

Assets of money market funds are valued at amortized cost pursuant to Rule 2a-7 of the 1940 Act. For other funds, securities and other assets (“Securities”) for which market quotations are readily available are valued at prices which, in the opinion of Putnam Management, most nearly represent the market values of such Securities. Currently, prices for these Securities are determined using the last reported sale price (or official closing price for Securities listed on certain markets) or, if no sales are reported (as in the case of some Securities traded over-the-counter), the last reported bid price, except that certain Securities are valued at the mean between the last reported bid and ask prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other Securities are valued by Putnam Management or other parties at their fair value following procedures approved by the Trustees.

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Reliable market quotations are not considered to be readily available for, among other Securities, long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain foreign securities. These investments are valued at fair value, generally on the basis of valuations furnished by approved pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Other Securities, such as various types of options, are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries.

Putnam Management values all other Securities at fair value using its internal resources. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the Securities (including any registration expenses that might be borne by the fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted Securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such Securities and any available analysts’ reports regarding the issuer. In the case of Securities that are restricted as to resale, Putnam Management determines fair value based on the inherent worth of the Security without regard to the restrictive feature, adjusted for any diminution in value resulting from the restrictive feature.

Generally, trading in certain Securities (such as foreign securities) is substantially completed each day at various times before the close of the NYSE. The closing prices for these Securities in markets or on exchanges outside the U.S. that close before the close of the NYSE may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will vary, it is possible that fair value prices will be used by the fund to a significant extent. In addition, Securities held by some of the funds may be traded in foreign markets that are open for business on days that the fund is not, and the trading of such Securities on those days may have an impact on the value of a shareholder’s investment at a time when the shareholder cannot buy and sell shares of the fund.

Currency exchange rates used in valuing Securities are normally determined as of 4:00 p.m. Eastern time. Occasionally, events affecting such exchange rates may occur between the time of the determination of exchange rates and the close of the NYSE, which, in the absence of fair valuation, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the currency exchange rates occur during such period, then the exchange rates used in valuing affected Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees.

In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain Securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected before the close of the NYSE. Occasionally, events affecting the value of such Securities may occur between the time of the determination of value and the close of the NYSE, which, in the absence of fair value prices, would not be reflected in the computation of the fund’s net asset value. If events materially affecting the value of such Securities occur during such period, then these Securities will be valued by Putnam Management at their fair value following procedures approved by the Trustees. It is expected that any such instance would be very rare.

The fair value of Securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such Securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a Security at a given point in time and does not reflect an actual market price.

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The fund may also value its Securities at fair value under other circumstances pursuant to procedures approved by the Trustees.

Money Market Funds

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Since the net income of a money market fund is declared as a dividend each time it is determined, the net asset value per share of a money market fund typically remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder’s investment in a money market fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of that fund in the shareholder’s account on the last business day of each month. It is expected that a money market fund’s net income will normally be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a fund determined at any time is a negative amount, a money market fund may offset such amount allocable to each then shareholder’s account from dividends accrued during the month with respect to such account. If, at the time of payment of a dividend, such negative amount exceeds a shareholder’s accrued dividends, a money market fund may reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a money market fund.

INVESTOR SERVICES

Shareholder Information

Each time shareholders buy or sell shares, a statement confirming the transaction and listing their current share balance will be made available for viewing electronically or delivered via mail. (Under certain investment plans, a statement may only be sent quarterly.) The fund also sends annual and semiannual reports that keep shareholders informed about its portfolio and performance, and year-end tax information to simplify their recordkeeping. To help shareholders take full advantage of their Putnam investment, publications covering many topics of interest to investors are available on our website or from Putnam Investor Services. Shareholders may call Putnam Investor Services toll-free weekdays at 1-800-225-1581 between 8:00 a.m. and 8:00 p.m., Eastern-time, for more information, including account balances. Shareholders can also visit the Putnam website at http://www.putnam.com.

Your Investing Account

The following information provides more detail concerning the operation of a Putnam Investing Account. For further information or assistance, investors should consult Putnam Investor Services. Shareholders who purchase shares through an employer-sponsored defined retirement plan should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

A shareholder may reinvest a cash distribution without a front-end sales charge or without the reinvested shares being subject to a CDSC, as the case may be, by delivering to Putnam Investor Services the uncashed distribution check. Putnam Investor Services must receive the properly endorsed check within 1 year after the date of the check.

The Investing Account also provides a way to accumulate shares of the fund. In most cases, after an initial investment, a shareholder may send checks to Putnam Investor Services, made payable to the fund, to purchase

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additional shares at the applicable public offering price next determined after Putnam Investor Services receives the check. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

Putnam Investor Services acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, shares will be purchased through the investment dealer designated by the shareholder. Shareholders may change investment dealers at any time by written notice to Putnam Investor Services, provided the new dealer has a sales agreement with Putnam Retail Management.

Shares credited to an account are transferable upon written instructions in good order to Putnam Investor Services and may be sold to the fund as described under "How do I sell or exchange fund shares?" in the prospectus. Putnam funds no longer issue share certificates. A shareholder may send to Putnam Investor Services any certificates which have been previously issued to enable more convenient maintenance of the account as a book-entry account.

Putnam Retail Management, at its expense, may provide certain additional reports and administrative material to qualifying institutional investors with fiduciary responsibilities to assist these investors in discharging their responsibilities. Institutions seeking further information about this service should contact Putnam Retail Management, which may modify or terminate this service at any time.

The fund pays Putnam Investor Services' fees for maintaining Investing Accounts.

Checkwriting Privilege. For those funds that allow shareholders, as disclosed in the prospectus, to redeem shares by check, Putnam is currently waiving the minimum per-check amount stated in the prospectus.

Reinstatement Privilege

An investor who has redeemed shares of the fund may reinvest within 90 days of such redemption the proceeds of such redemption in shares of the same class of the fund, or may reinvest within 90 days of such redemption the proceeds in shares of the same class of one of the other continuously offered Putnam funds (through the exchange privilege described in the prospectus), including, in the case of shares subject to a CDSC, the amount of CDSC charged on the redemption. Any such reinvestment would be at the net asset value of the shares of the fund(s) the investor selects, next determined after Putnam Retail Management receives a Reinstatement Authorization. The time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions and, in the case of class B shares, the eight-year period for conversion to class A shares. Reinstatements into class B, class C or class M shares may be permitted even if the resulting purchase would otherwise be rejected for causing a shareholder’s investments in such class to exceed the applicable investment maximum. Shareholders will receive from Putnam Retail Management the amount of any CDSC paid at the time of redemption as part of the reinstated investment, which may be treated as capital gains to the shareholder for tax purposes.

Exercise of the Reinstatement Privilege does not alter the federal income tax treatment of any capital gains realized on a sale of fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the fund, some or all of the loss may be disallowed as a deduction. Consult your tax adviser. Investors who desire to exercise the Reinstatement Privilege should contact their investment dealer or Putnam Investor Services.

Exchange Privilege

Except as otherwise set forth in this section, by calling Putnam Investor Services, investors may exchange shares valued in the aggregate up to $500,000 between accounts with identical registrations, provided that no certificates are outstanding for such shares. During periods of unusual market changes and shareholder activity,

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shareholders may experience delays in contacting Putnam Investor Services by telephone to exercise the telephone exchange privilege.

Putnam Investor Services also makes exchanges promptly after receiving a properly completed Exchange Authorization Form and, if issued, share certificates. If the shareholder is a corporation, partnership, agent, or surviving joint owner, Putnam Investor Services will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Putnam fund, completion of an exchange may be delayed under unusual circumstances if the fund were to suspend redemptions or postpone payment for the fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Putnam funds are available from Putnam Retail Management or investment dealers having sales contracts with Putnam Retail Management. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Putnam funds are not available to residents of all states. The fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Putnam Investor Services at 1-800-225-1581. Shareholders of other Putnam funds may also exchange their shares at net asset value for shares of the fund, as set forth in the current prospectus of each fund. Exchanges from Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund or Putnam Short Duration Income Fund into another Putnam fund may be subject to an initial sales charge.

For federal income tax purposes, an exchange is a sale on which the investor generally will realize a capital gain or loss depending on whether the net asset value at the time of the exchange is more or less than the investor's basis.

All exchanges are subject to applicable short-term trading fees and Putnam’s policies on excessive short-term trading, as set forth in the Fund’s Prospectus. In addition, trustees, sponsors and administrators of employer-sponsored retirement plans that invest in the Fund may impose short-term trading fees whose terms may differ from those described in the Prospectus.

Same-Fund Exchange Privilege. Class A shareholders who are eligible to purchase class Y, class R5 or class R6 shares may exchange their class A shares for class Y, class R5, or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state, that the class A shares are no longer subject to a CDSC and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan.

Class C shareholders who are eligible to purchase class Y shares may exchange their class C shares for class Y shares of the same fund, provided that the class C shares are no longer subject to a CDSC and class Y shares of such fund are offered to residents of the shareholder’s state.

Class R shareholders who are eligible to purchase class R5 or class R6 shares may exchange their class R shares for class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R5 shareholders who are eligible to purchase class A, class R, class R6 or class Y shares may exchange their class R5 shares for class A, class R, class R6 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

Class R6 shareholders who are eligible to purchase class A, class R, class R5 or class Y shares may exchange their class R6 shares for class A, class R, class R5 or class Y shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and are available through the relevant retirement plan.

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Class Y shareholders who are eligible to purchase class A, class C, class R5 or class R6 shares may exchange their class Y shares for class A, class C, class R5 or class R6 shares of the same fund, provided that such shares are offered to residents of the shareholder’s state and, in the case of class R5 and class R6 shares, the shares are available through the relevant retirement plan. Class Y shareholders should be aware that the financial institution or intermediary through which they hold class Y shares may have the authority under its account or similar agreement to exchange class Y shares for class A or class C shares under certain circumstances, and none of the Putnam Funds, Putnam Retail Management or Putnam Investor Services are responsible for any actions taken by a shareholder’s financial institution or intermediary in this regard.

No sales charges or other charges will apply to a same-fund exchange. In addition, for federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

The same-fund exchange privilege may not be available for all accounts and may not be offered by all financial institutions or intermediaries through which a shareholder may hold shares. To exchange shares under the same-fund exchange privilege, please contact your investment dealer or Putnam Investor Services.

Dividends PLUS

Shareholders may invest the fund's distributions of net investment income or distributions combining net investment income and short-term capital gains in shares of the same class of another continuously offered Putnam fund (the "receiving fund") using the net asset value per share of the receiving fund determined on the date the fund's distribution is payable. No sales charge or CDSC will apply to the purchased shares. The prospectus of each fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objective(s) and policies carefully before investing their distributions in the receiving fund. Shares of certain Putnam funds are not available to residents of all states.

Shareholders of other Putnam funds may also use their distributions to purchase shares of the fund at net asset value.

For federal tax purposes, distributions from the fund which are reinvested in another fund are treated as paid by the fund to the shareholder and invested by the shareholder in the receiving fund and thus, to the extent composed of taxable income and deemed paid to a taxable shareholder, are taxable.

The Dividends PLUS program may be revised or terminated at any time.

Plans Available to Shareholders

The plans described below are fully voluntary and may be terminated at any time without the imposition by the fund or Putnam Investor Services of any penalty. All plans provide for automatic reinvestment of all distributions in additional shares of the fund at net asset value. The fund, Putnam Retail Management or Putnam Investor Services may modify or cease offering these plans at any time.

Systematic Withdrawal Plan ("SWP"). An investor who owns or buys shares of the fund valued at $5,000 or more at the current public offering price may open a SWP plan and have a designated sum of money ($50 or more) paid monthly, quarterly, semi-annually or annually to the investor or another person. (Payments from the fund can be combined with payments from other Putnam funds into a single check through a designated payment plan.) Shares are deposited in a plan account, and all distributions are reinvested in additional shares of the fund at net asset value (except where the plan is utilized in connection with a charitable remainder trust). Shares in a plan account are then redeemed at net asset value to make each withdrawal payment. Payment will be made to any person the investor designates; however, if shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment

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will be made to a designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with a plan generally will result in a gain or loss for tax purposes. Some or all of the losses realized upon redemption may be disallowed pursuant to the so-called wash sale rules if shares of the same fund from which shares were redeemed are purchased (including through the reinvestment of fund distributions) within a period beginning 30 days before, and ending 30 days after, such redemption. In such a case, the basis of the replacement shares will be increased to reflect the disallowed loss. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The cost of administering these plans for the benefit of those shareholders participating in them is borne by the fund as an expense of all shareholders. The fund, Putnam Retail Management or Putnam Investor Services may terminate or change the terms of the plan at any time. A plan will be terminated if communications mailed to the shareholder are returned as undeliverable.

Investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The fund and Putnam Investor Services make no recommendations or representations in this regard.

Tax-favored plans. (Not offered by funds investing primarily in Tax-exempt Securities.) Investors may purchase shares of the fund through the following Tax Qualified Retirement Plans, available to qualified individuals or organizations:

Standard and variable profit-sharing (including 401(k)) and money purchase pension plans; and Individual Retirement Account Plans (IRAs), including simple IRAs, Roth IRAs, SEP IRAs; and Coverdell Education savings plans.

Forms and further information on these Plans are available from investment dealers or from Putnam Retail Management. In addition, specialized professional plan administration services are available on an optional basis; contact Putnam Investor Services at 1-866-207-7261.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974, or otherwise, is recommended.

Automatic Rebalancing Arrangements. Putnam Retail Management or Putnam Investor Services may enter into arrangements with certain dealers which provide for automatic periodic rebalancing of shareholders’ accounts in Putnam funds. For more information about these arrangements, please contact Putnam Retail Management or Putnam Investor Services.

SIGNATURE GUARANTEES

Requests to redeem shares having a net asset value of $100,000 or more, or to transfer shares or make redemption proceeds payable to anyone other than the registered account owners, must be signed by all registered owners or their legal representatives and must be guaranteed by a bank, broker/dealer, municipal securities dealer or broker, credit union, national securities exchange, registered securities association, clearing agency, savings association or trust company, provided such institution is authorized and acceptable under and conforms with Putnam Investor Services’ signature guarantee procedures. A copy of such procedures is available upon request. In certain situations, for example, if you want your redemption proceeds sent to an address other than your address as it appears on Putnam’s records, you may also need to provide a signature guarantee. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services at 1-800-225-1581 for more information on Putnam’s signature guarantee and documentation requirements.

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REDEMPTIONS

Suspension of redemptions. The fund may not suspend shareholders’ right of redemption, or postpone payment for more than seven days, unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

In-kind redemptions. With the consent of a redeeming shareholder (or, with respect to certain funds as indicated in the prospectus, in Putnam’s discretion), the fund will consider satisfying all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions). Any transaction costs or other expenses involved in liquidating securities received in an in-kind redemption will be borne by the redeeming investor. For information regarding procedures for in-kind redemptions, please contact Putnam Retail Management.

POLICY ON EXCESSIVE SHORT-TERM TRADING

As disclosed in the prospectus of each fund other than Putnam Money Market Fund, Putnam Tax Exempt Money Market Fund, Putnam Money Market Liquidity Fund and Putnam Short Duration Income Fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. Putnam Management’s Compliance Department currently uses multiple reporting tools in an attempt to detect short-term trading activity occurring in shareholder accounts. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions, as defined in the prospectus, above a specified dollar amount within a specified period of time. Generally, if an investor has been identified as having completed two “round trip” transactions with values of at least $25,000 within a rolling 90-day period, Putnam Management will issue the investor and/or his or her financial intermediary, if any, a written warning. To the extent that short-term trading activity continues, additional measures may be taken. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund would be unable to meet its obligations. The likelihood of such circumstances appears to be remote.

DISCLOSURE OF PORTFOLIO INFORMATION

The Trustees of the Putnam funds have adopted policies with respect to the disclosure of the fund’s portfolio holdings by the fund, Putnam Management, or their affiliates. These policies provide that information about the fund’s portfolio generally may not be released to any party prior to (i) the day after the posting of such information on the Putnam Investments website, (ii) the filing of the information with the SEC in a required filing, or (iii) the dissemination of such information to all shareholders simultaneously. Certain limited exceptions pursuant to the fund’s policies are described below. The Trustees will periodically receive reports from the fund’s Chief Compliance Officer regarding the operation of these policies and procedures, including any arrangements to make non-public disclosures of the fund’s portfolio information to third parties. Putnam

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Management and its affiliates are not permitted to receive compensation or other consideration in connection with disclosing information about the fund’s portfolio holdings to third parties.

Public Disclosures

The fund’s portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Putnam Investments website. The fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the fund’s fiscal year). In addition, money market funds file monthly reports of portfolio holdings on form N-MFP (with respect to the prior month). Shareholders may obtain the Form N-CSR, N-MFP and N-Q filings on the SEC’s website at http://www.sec.gov. In addition, Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Form N-CSR and N-Q filings are available upon filing and form N-MFP filings are available 60 days after each calendar month end. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

For Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund, the following information is publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table. This information will remain available on the website for six months thereafter, after which the information can be found on the SEC’s website.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	5 business days after the end of
each month.

For Putnam Short Duration Income Fund, Putnam Management makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Monthly	On or after 5 business days after
the end of each month.

For all other funds, Putnam Management also currently makes the fund’s portfolio information publicly available on the Putnam Investments website, www.putnam.com/individual, as disclosed in the following table.

Information(1)	Frequency of Disclosure	Date of Web Posting

Full Portfolio Holdings	Quarterly	Last business day of the month
following the end of each
calendar quarter

Top 10 Portfolio Holdings and	Monthly	Approximately 15 days after the
other portfolio statistics		end of each month

(1) Putnam mutual funds that are not currently offered to the general public (“incubated” funds) do not post portfolio holdings on the Web, except to the extent required by applicable regulations. Full portfolio holdings for the Putnam RetirementReady® Funds and Putnam Global Sector Fund, which invest solely in other Putnam funds, are posted on www.putnam.com/individual approximately 15 days after the end of each month. Please see these funds’ prospectuses for their target allocations.

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The scope of the information relating to the fund’s portfolio that is made available on the website may change from time to time without notice. In addition, the posting of fund holdings may be delayed in some instances for technical reasons.

Putnam Management or its affiliates may include fund portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Other Disclosures

In order to address potential conflicts between the interest of fund shareholders, on the one hand, and those of Putnam Management, Putnam Retail Management or any affiliated person of those entities or of the fund, on the other hand, the fund’s policies require that non-public disclosures of information regarding the fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the fund. In addition, the party receiving the non-public information must sign a non-disclosure agreement unless otherwise approved by the Chief Compliance Officer of the fund. Arrangements to make non-public disclosures of the fund’s portfolio information must be approved by the Chief Compliance Officer of the fund. The Chief Compliance Officer will report on an ongoing basis to a committee of the fund’s Board of Trustees consisting only of Trustees who are not “interested persons” of the fund or Putnam Management regarding any such arrangement that the fund may enter into with third parties other than service providers to the fund.

The fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the fund with its day-to-day business affairs. In addition to Putnam Management and its affiliates, including Putnam Investor Services and PRM, these service providers include the fund’s custodian (State Street Bank and Trust Company) and any sub-custodians, pricing services, independent registered public accounting firm, legal counsel (Ropes & Gray LLP), financial printer and filing agent (McMunn Associates, Inc., Newsfile Corp.), and proxy voting service (Glass, Lewis & Co). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

The fund may also periodically provide non-public information about its portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the fund and in order to gather information about how the fund’s attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The fund may also periodically provide non-public information about its portfolio holdings to consultants that provide portfolio analysis services or other investment research. Any such rating, ranking, or consulting firm would be required to keep the fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Trustees of the Putnam funds have established proxy voting guidelines and procedures that govern the voting of proxies for the securities held in the funds’ portfolios. The proxy voting guidelines summarize the funds’ positions on various issues of concern to investors, and provide direction to the proxy voting service used by the funds as to how fund portfolio securities should be voted on proposals dealing with particular issues. The proxy voting procedures explain the role of the Trustees, Putnam Management, the proxy voting service and the funds’ proxy manager in the proxy voting process, describe the procedures for referring matters involving investment considerations to the investment personnel of Putnam Management and describe the procedures for handling potential conflicts of interest. The Putnam funds’ proxy voting guidelines and procedures are included in this SAI as Appendix A. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available on the Putnam Individual Investor website,

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www.putnam.com/individual, and on the SEC’s website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures by calling Putnam’s Shareholder Services at 1-800-225-1581.

SECURITIES RATINGS

The ratings of securities in which the fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management may use the highest rating assigned by any agency. Putnam Management will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

Moody’s Investors Service, Inc.

Bonds

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Notes

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial paper

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor’s

Bonds

AAA - An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

Notes

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

Commercial paper

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch Investors Service, Inc.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

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A - Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB - Bonds considered to be speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B - Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor’s ability to pay interest over the life of the issue and repay principal when due.

CCC - Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC - Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C - Bonds are in actual or imminent default in payment of interest or principal.

DDD - Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

CLAIMS-PAYING ABILITY RATINGS

The fund may invest in securities insured at the time of purchase as to the payment of principal and interest in the event of default. The fund may buy investments insured by (or insurance from) insurance companies whose claims-paying ability is rated by rating agencies.

An insurance claims-paying ability rating does not constitute an opinion on any specific contract. Furthermore, an insurance claims-paying ability rating does not take in account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings to debt issues that are fully or partially supported by insurance policies, contracts, or guarantees is a separate process from the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination of such debt issues.

Listed below are rating agencies and their corresponding claims-paying ability ratings.

Standard & Poor’s Insurance Claims-Paying Ability Ratings

An S&P insurance claims-paying ability rating is an assessment of an operating insurance company’s financial capacity to meet its obligations under an insurance policy in accordance with its terms. For example, an insurer with an insurance claims-paying ability rating of AAA by S&P has the highest rating assigned by S&P, which means its capacity to honor insurance contracts is deemed by S&P to be extremely strong and highly likely to remain so over a long period of time.

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Secure claims-paying ability – AAA to BBB

Vulnerable claims-paying ability – BB to CCC

AAA - Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA - Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A - Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB - Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

BB - Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B - Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC, CC, C - Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action -- As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The 'R' rating does not apply to insurers subject only to non-financial actions such as market conduct violations.

Notes:

NR = Not Rated. The insurer is not rated by Standard & Poor's. The issue has not yet been evaluated by the respective credit rating agency. It is no indication as to the merits of the issue.

Plus (+) or minus (-): The ratings from 'AA' to 'B' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. Insurance Claims-Paying Ability Ratings

A Moody’s insurance claims-paying ability rating is an opinion by Moody’s about the ability of an insurance company to repay punctually senior policyholder obligations and claims. For example, an insurer with an insurance claims-paying ability rating of Aaa by Moody’s is deemed by Moody’s to be of the best quality. In the opinion of Moody’s, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carries the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company’s fundamentally strong position.

Moody’s claims-paying ability ratings are as follows:

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Long-Term Insurance Financial Strength Ratings

Moody's rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company's ability to meet its senior policyholder claims and obligations.

Aaa - Insurance companies rated Aaa offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa - Insurance companies rated Aa offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high-grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A - Insurance companies rated A offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Insurance companies rated Baa offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba - Insurance companies rated Ba offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B - Insurance companies rated B offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa - Insurance companies rated Caa offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca - Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C - Insurance companies rated C are the lowest-rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

Fitch IBCA / International Insurance Claims-Paying Ability Ratings

Fitch IBCA credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. Fitch IBCA credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the claims-paying ability of insurance companies and financial guarantors.

AAA - Exceptionally strong claims-paying ability. Insurers assigned this highest rating have an exceptionally strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be minimal.

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AA - Very strong claims-paying ability. Insurers rated ‘AA’ have a very strong capacity to meet policyholder obligations and provide policyholder benefits. The impact of any adverse business and economic factors on the claims-paying ability of these insurers is expected to be very small.

A - Strong claims-paying ability. Insurers rated ‘A’ have a strong capacity to meet policyholder obligations and provide policyholder benefits. Although adverse business and economic factors may have an impact on the claims-paying ability of these insurers, the effect of such factors is expected to be small.

BBB - Good claims-paying ability. Insurers rated ‘BBB’ have a good capacity to meet policyholder obligations and provide policyholder benefits. However, their claims-paying ability may be more susceptible than that of higher rated insurers to the impact of adverse business and economic factors.

BB - Speculative claims-paying ability. Insurers rated ‘BB’ have a capacity to meet policyholder obligations and provide policyholder benefits which is regarded as speculative. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be more problematic than in the case of higher rated insurers.

B - Vulnerable claims-paying ability. Insurers rated ‘B’ have a vulnerable capacity to meet policyholder obligations and provide policyholder benefits. The impact of adverse business and economic factors on their claims-paying ability is considered likely to be significant.

CCC, CC, C - Highly vulnerable claims-paying ability. Insurance companies assigned one of these ratings are considered very weak with respect to their capacity to meet policyholder obligations and provide policyholder benefits. The insurer may be under the supervision of an insurance regulator and already may not be making all payments in a timely fashion.

D - Insurers which have been placed in liquidation by insurance regulators and for which policy or claims payments are being controlled, delayed, or reduced.

Notes:

"+" or "-" may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to the ‘AAA’ and ‘D’ categories.

IQ ratings - Fitch IBCA Qualified: Provided for issuers based solely on information in the public domain. These ratings include significant analytical input. Because of the reduced information presented in this process, compared with the full claims-paying ability rating approach, these ratings tend to be conservative and do not employ "+" or "-" qualifiers.

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Appendix A

PROXY VOTING GUIDELINES OF THE PUTNAM FUNDS

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The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

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The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

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Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

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Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

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Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

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- the amount per employee under the plan is unlimited, or

- the plan’s performance criteria is undisclosed, or

- the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

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Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests

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of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

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Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

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Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Voting Director’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

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The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

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II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

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► The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

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• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

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► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even

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without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

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Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

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China, India, Indonesia, Philippines, Taiwan and Thailand

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

• the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

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Germany

► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members

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of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

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Hong Kong

► The funds will withhold votes from the entire board of directors if

• fewer than one-third of the directors are independent directors, or

• the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

• the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

► The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

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Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

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• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

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► The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

► The funds will withhold votes from the entire board of directors if

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• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

• the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

• the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

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Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

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Singapore

► The funds will withhold votes from the entire board of directors if

• in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

• the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

• the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply

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the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

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United Kingdom

► The funds will withhold votes from the entire board of directors if

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• fewer than half of the directors are independent non-executive directors,

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• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another

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organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

► The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

► The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company’s remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

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Europe

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► The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

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Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

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Europe and Asia ex-Japan

► In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds’ standard dilution test.

France

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

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United Kingdom

► The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

► The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

► The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

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► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

China

► The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

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Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence

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standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

► The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

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France

► The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

New Zealand

► The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand,, the funds have adopted guidelines specific to those jurisdictions.

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Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

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► The funds will vote for proposals to amend a company’s charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

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France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

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As adopted January 24, 2014

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Proxy voting procedures of the Putnam funds

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The proxy voting procedures below explain the role of the funds’ Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

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The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

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The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodian(s) to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds’ proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy

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voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management’s investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund’s proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company’s shareholders in advance of the company’s shareholder meeting, typically to explain and to provide the company’s perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

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Voting procedures for referral items

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As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management’s investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management’s investment professionals (and the related Conflicts Report) in determining how to vote the funds’ proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating

February 28, 2014	II-127

Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.


Conflicts of interest


Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.


February 28, 2014	II-128

Appendix B

February 28, 2014	II-129

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “fund”) at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2013

Global Income Trust	27

The fund’s portfolio 10/31/13

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.5%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$235,392	$168,423

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		25,000	21,813

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		3,314,000	3,140,015

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,564,666	1,126,560

Austria (Republic of) sr. unsec. unsub. bonds 3 1/2s,
2021 (Austria)	EUR	1,970,000	3,042,894

Belgium (Government of) sr. unsec. unsub. bonds 4 1/4s,
2022 (Belgium)	EUR	3,150,000	4,986,193

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019 (Brazil)		$100,000	115,350

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		490,000	534,286

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	units	790	339,084

Canada (Government of) bonds 5s, 2037 (Canada)	CAD	200,000	257,826

Croatia (Republic of) 144A sr. unsec. notes 6 1/4s,
2017 (Croatia)		$200,000	213,500

France (Government of) unsec. bonds 3 1/4s, 2021 (France)	EUR	5,340,000	8,075,257

Germany (Federal Republic of) unsec. bonds 1 3/4s,
2022 (Germany)	EUR	4,840,000	6,746,309

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017 (Ghana)		$62,000	68,123

Ghana (Republic of) 144A unsec. notes 7 7/8s, 2023 (Ghana)		168,573	168,404

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2042 (Greece) ††	EUR	105,000	70,717

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2041 (Greece) ††	EUR	75,000	50,966

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2040 (Greece) ††	EUR	105,000	71,523

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2039 (Greece) ††	EUR	165,000	112,745

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2038 (Greece) ††	EUR	575,000	390,798

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2037 (Greece) ††	EUR	135,000	91,155

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2036 (Greece) ††	EUR	265,000	179,423

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2035 (Greece) ††	EUR	365,000	248,448

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2034 (Greece) ††	EUR	225,000	155,154

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2033 (Greece) ††	EUR	105,000	73,272

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2032 (Greece) ††	EUR	235,000	166,849

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2031 (Greece) ††	EUR	45,000	32,542

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2030 (Greece) ††	EUR	665,000	491,676

28 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.5%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2029 (Greece) ††	EUR	75,000	$56,734

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2028 (Greece) ††	EUR	365,000	282,757

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2027 (Greece) ††	EUR	75,000	59,717

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2026 (Greece) ††	EUR	315,000	259,117

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2025 (Greece) ††	EUR	1,055,000	893,332

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2024 (Greece) ††	EUR	95,000	82,698

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 2s (3s, 2/24/15), 2023 (Greece) ††	EUR	445,000	407,894

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		$485,000	435,123

Ireland (Republic of) unsec. bonds 5 1/2s, 2017 (Ireland)	EUR	921,000	1,412,088

Ireland (Republic of) unsec. bonds 5s, 2020 (Ireland)	EUR	700,000	1,053,260

Italy (Republic of) sr. unsec. bonds 4 3/4s, 2023 (Italy)	EUR	2,440,000	3,526,425

Italy (Republic of) unsec. bonds 4 1/2s, 2023 (Italy)	EUR	3,150,000	4,475,530

Italy (Republic of) unsec. bonds 4 1/2s, 2018 (Italy)	EUR	5,130,000	7,502,414

Italy (Republic of) unsec. bonds 3 3/4s, 2016 (Italy)	EUR	2,180,000	3,103,300

Japan (Government of) 10 yr sr. unsec. unsub. bonds 1s,
2021 (Japan)	JPY	1,377,000,000	14,616,813

Japan (Government of) 30 yr bonds Ser. 23, 2 1/2s,
2036 (Japan)	JPY	106,000,000	1,268,712

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$250,000	266,434

Ontario (Province of) bonds 4s, 2021 (Canada)	CAD	1,690,000	1,741,074

Ontario (Province of) debs. 5s, 2014 (Canada)	CAD	1,100,000	1,069,268

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		$235,000	257,031

Poland (Republic of) unsec. bonds 5s, 2016 (Poland)	PLN	4,460,000	1,514,316

Portugal (Republic of) sr. unsec. unsub. bonds 4.35s,
2017 (Portugal)	EUR	3,231,000	4,287,042

Russia (Federation of) 144A sr. notes 5 5/8s, 2042 (Russia)		$600,000	629,040

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		85,800	102,274

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017 (Russia)		200,000	209,616

South Africa (Republic of) sr. unsec. unsub. bonds 8s, 2018
(South Africa)	ZAR	14,180,000	1,483,774

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		$1,600,000	1,580,000

Spain (Kingdom of) sr. unsec. bonds 5 1/2s, 2017 (Spain)	EUR	271,000	409,996

Spain (Kingdom of) sr. unsec. bonds 4.4s, 2023 (Spain)	EUR	1,290,000	1,797,176

Spain (Kingdom of) sr. unsec. bonds 3 1/4s, 2016 (Spain)	EUR	1,800,000	2,533,128

Spain (Kingdom of) sr. unsec. unsub. bonds 5.85s, 2022 (Spain)	EUR	1,160,000	1,805,410

Spain (Kingdom of) sr. unsec. unsub. bonds 4.1s, 2018 (Spain)	EUR	10,250,000	14,846,720

Sweden (Government of) bonds Ser. 1054, 3 1/2s,
2022 (Sweden)	SEK	1,500,000	256,211

Global Income Trust 29

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (37.5%)* cont.		Principal amount	Value

Sweden (Government of) debs. Ser. 1041, 6 3/4s,
2014 (Sweden)	SEK	3,585,000	$569,231

Switzerland (Government of) bonds 2s, 2021 (Switzerland)	CHF	600,000	727,353

Ukraine (Government of) 144A sr. unsec. notes 9 1/4s,
2017 (Ukraine)		$375,000	360,391

United Kingdom Treasury bonds 4s, 2060 (United Kingdom)	GBP	1,460,000	2,650,157

United Kingdom Treasury bonds 3 3/4s, 2019 (United Kingdom)	GBP	350,000	624,166

United Mexican States bonds Ser. M 10, 8s, 2015 (Mexico)	MXN	36,810,000	3,053,307

Total foreign government and agency bonds and notes (cost $110,087,358)			$113,348,334

CORPORATE BONDS AND NOTES (29.2%)*	Principal amount	Value

Basic materials (2.0%)
Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	$151,000	$144,960

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	160,000	171,200

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	4,000	4,765

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	175,000	165,514

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	280,000	273,524

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	150,000	165,730

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	120,000	153,361

Georgia-Pacific, LLC 144A company guaranty sr.
notes 5.4s, 2020	305,000	344,821

International Paper Co. sr. unsec. notes 8.7s, 2038	120,000	169,019

International Paper Co. sr. unsec. notes 7.95s, 2018	155,000	192,020

LYB International Finance BV sr. unsec. unsub. notes 4s,
2023 (Netherlands)	385,000	386,727

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	230,000	267,606

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	311,000	314,739

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	160,000	157,888

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	160,000	163,573

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	120,000	118,842

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	260,000	313,348

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022	230,000	242,630

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	105,000	112,302

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	180,000	210,236

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	140,000	155,683

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	955,000	1,134,377

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	300,000	373,032

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)	360,000	346,950

		6,082,847
Capital goods (0.5%)
B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	285,000	292,481

Crown Americas, LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023	105,000	97,650

30 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Capital goods cont.
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	$542,000	$571,810

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	253,000	331,341

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	250,000	253,235

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	50,000	49,316

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	30,000	29,636

		1,625,469
Communication services (2.3%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	100,000	106,953

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	203,851

American Tower Corp. sr. unsec. notes 7s, 2017 R	130,000	150,934

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	89,000	99,619

CenturyLink, Inc. sr. unsec. debs. notes Ser. G, 6 7/8s, 2028	310,000	286,750

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	75,000	91,216

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	120,000	135,574

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	190,000	204,364

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	115,000	144,947

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	125,000	151,244

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	555,000	626,657

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	128,000	131,999

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	518,000	565,956

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	80,000	96,146

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	215,000	190,504

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	350,000	381,365

SES 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	270,000	257,764

TCI Communications, Inc. company guaranty sr. unsec. unsub.
debs. 7 7/8s, 2026	580,000	771,966

Telecom Italia Capital SA company guaranty sr. unsec. unsub.
notes 6.175s, 2014 (Italy)	153,000	157,183

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	340,000	360,235

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	420,000	418,612

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	175,000	177,565

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	105,000	105,871

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2041	525,000	429,785

Time Warner Cable, Inc. sr. unsec. FRN notes 8 3/4s, 2019	60,000	71,504

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	38,000	41,610

Time Warner Entertainment Co., LP sr. unsec. debs. 8 3/8s, 2023	127,000	149,114

Global Income Trust	31

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. unsub. notes
7 3/4s, 2030	$110,000	$137,648

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	350,000	395,230

		7,042,166
Consumer cyclicals (1.8%)
Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	85,000	97,750

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	170,000	211,503

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	160,000	166,600

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	425,000	439,875

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	235,000	249,436

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	15,000	18,546

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	640,000	683,079

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	260,000	297,875

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018	171,000	170,359

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016	244,000	245,830

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018	30,000	30,600

Grupo Televisa SAB sr. unsec. notes 6s, 2018 (Mexico)	94,000	106,746

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)	215,000	251,255

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	61,000	67,523

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	29,000	30,680

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	160,000	151,234

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	145,000	159,500

L Brands, Inc. sr. notes 5 5/8s, 2022	220,000	226,875

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	80,000	91,384

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	105,000	125,039

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	30,000	28,952

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	50,000	49,865

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	180,000	183,260

News America, Inc. company guaranty sr. unsec. unsub.
notes 6.2s, 2034	475,000	531,080

News America, Inc. company guaranty sr. unsec. unsub.
notes 3s, 2022	71,000	67,773

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	150,000	147,353

Owens Corning company guaranty sr. unsec. notes 9s, 2019	15,000	18,525

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	215,000	274,859

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	370,000	345,872

		5,469,228

32 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Consumer staples (1.5%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	$105,000	$104,856

Altria Group, Inc. company guaranty sr. unsec. notes 10.2s, 2039	63,000	100,380

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	61,000	81,914

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	44,000	58,728

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	385,000	358,131

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	154,000	231,674

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	230,000	245,663

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	50,000	65,931

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	75,000	73,313

CVS Pass-Through Trust 144A company guaranty sr. notes
7.507s, 2032	322,886	391,533

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	380,000	395,320

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	81,000	84,333

Erac USA Finance, LLC 144A sr. unsec. notes 4 1/2s, 2021	445,000	469,062

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037	85,000	102,289

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)	377,000	352,275

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	589,000	704,042

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	205,000	209,510

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	195,000	218,915

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	200,000	211,988

		4,459,857
Energy (2.1%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	110,000	117,975

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	455,000	579,367

BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	200,000	208,385

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4.742s, 2021 (United Kingdom)	265,000	292,601

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	140,000	153,526

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	120,000	120,900

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	300,000	310,872

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	185,000	237,380

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	310,000	296,888

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	45,000	51,018

Global Income Trust	33

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Energy cont.
National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)	$200,000	$189,976

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	160,000	165,072

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	55,000	63,848

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	225,000	228,774

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	185,000	191,262

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	295,000	319,780

Petroleos de Venezuela SA company guaranty sr. unsec. notes
8s, 2013 (Venezuela)	485,000	483,060

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	300,000	240,774

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	170,000	152,575

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	422,000	464,052

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	425,000	580,839

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	20,000	21,904

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	75,000	86,293

Spectra Energy Partners, LP sr. unsec. notes 4.6s, 2021	140,000	147,685

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	165,000	176,130

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	365,000	500,968

Weatherford Bermuda company guaranty sr. unsec. notes
9 5/8s, 2019 (Bermuda)	36,000	45,933

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	10,000	10,717

		6,438,554
Financials (11.4%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	1,190,000	1,280,666

Aflac, Inc. sr. unsec. notes 6.9s, 2039	295,000	372,847

Aflac, Inc. sr. unsec. notes 6.45s, 2040	108,000	130,849

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	249,000	306,893

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	545,000	477,642

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	550,000	657,256

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	270,000	296,691

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	485,000	492,881

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	435,000	438,968

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	370,000	489,854

34 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value

Financials cont.
Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)		$100,000	$112,485

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)		395,000	371,300

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018		230,000	277,364

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043		335,000	311,885

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
2049 (France)		300,000	312,375

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)		593,000	610,790

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)		210,000	215,370

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R		585,000	625,902

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019		5,000	6,469

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021		80,000	91,437

CNA Financial Corp. unsec. notes 6 1/2s, 2016		260,000	294,044

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)		320,000	341,600

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)		105,000	118,666

Credit Suisse AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)		340,000	361,590

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R		380,000	471,917

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R		270,000	315,559

EPR Properties unsec. notes 5 1/4s, 2023 R		285,000	284,681

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, 2049		116,000	104,400

GE Capital Trust IV 144A unsec. sub. FRB bonds 4 5/8s, 2066	EUR	90,000	123,361

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032		$500,000	612,073

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021		225,000	275,869

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019		195,000	238,885

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037		11,000	11,869

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. debs.
FRB bonds 8 1/8s, 2038		220,000	257,400

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)		800,000	899,728

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R		165,000	157,407

HSBC Bank USA, N.A. unsec. sub. notes 7s, 2039		250,000	314,994

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035		200,000	206,376

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022
(United Kingdom)		685,000	749,334

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016		100,000	103,000

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)		1,031,000	1,077,213

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		220,000	240,350

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		390,000	404,625

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub.
FRN notes 1.264s, 2047		964,000	700,828

Global Income Trust	35

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Financials cont.
LBG Capital No. 1 PLC 144A jr. unsec. sub. FRN notes 8s,
perpetual maturity (United Kingdom)	$535,000	$568,882

Leucadia National Corp. sr. unsec. bonds 5 1/2s, 2023	210,000	212,024

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037	265,000	275,600

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	650,000	708,500

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	1,040,000	1,175,025

Macquarie Bank, Ltd. 144A unsec. sub. notes 6 5/8s,
2021 (Australia)	540,000	600,156

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	435,000	637,927

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	220,000	253,550

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	125,000	130,156

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	425,000	453,927

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	155,000	155,329

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	100,000	112,180

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	205,000	220,375

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	35,000	36,745

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	40,000	56,124

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	815,000	858,580

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	30,000	29,787

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	90,000	95,295

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	445,000	480,600

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	90,000	89,438

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	268,000	258,620

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	85,000	105,695

Rabobank Nederland 144A jr. unsec. sub. FRN notes 11s,
perpetual maturity (Netherlands)	865,000	1,137,475

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	120,000	116,758

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	80,000	82,696

Royal Bank of Scotland PLC (The) sr. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	820,000	955,456

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	430,000	442,423

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	600,000	625,302

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	470,000	468,501

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Russia)	275,000	298,141

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	450,000	478,125

Shinhan Bank 144A sr. unsec. notes 4 3/8s, 2015 (South Korea)	650,000	684,689

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Partnership sr. unsec. notes 5s, 2018 R	270,000	289,843

36 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value

Financials cont.
Standard Chartered PLC 144A jr. sub. FRB bonds 7.014s, 2049
(United Kingdom)		$100,000	$105,500

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)		330,000	316,614

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.254s, 2037		550,000	431,672

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R		85,000	99,666

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039		210,000	264,620

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026		170,000	225,024

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		500,000	543,750

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6,
6 1/4s, 2035 (Russia)		100,000	106,250

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		699,000	770,158

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 1/4s, 2035 (Russia)		100,000	106,250

Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038		930,000	1,160,804

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021		405,000	444,284

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		300,000	318,000

			34,532,209
Health care (0.6%)
Actavis PLC sr. unsec. notes 4 5/8s, 2042		80,000	73,985

Actavis PLC sr. unsec. notes 3 1/4s, 2022		65,000	61,595

Actavis PLC sr. unsec. notes 1 7/8s, 2017		15,000	14,956

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		200,000	249,809

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021		250,000	280,307

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		120,000	128,400

Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021		135,000	142,763

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018		120,000	120,664

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		175,000	195,697

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020		28,000	29,955

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041		120,000	116,849

WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042		295,000	275,468

			1,690,448
Supra-Nation (2.7%)
Asian Development Bank sr. unsec. unsub. notes Ser. MTN,
5 1/2s, 2016 (Supra-Nation)	AUD	2,150,000	2,138,675

European Investment Bank sr. unsec. unsub. bonds 5 5/8s,
2032 (Luxembourg)	GBP	1,900,000	3,824,124

European Investment Bank sr. unsec. unsub. notes 4 1/8s,
2024 (Luxembourg)	EUR	450,000	716,596

Landwirtschaftliche Rentenbank govt. guaranty unsec. unsub.
bonds 3 1/4s, 2014 (Germany)	EUR	1,055,000	1,448,168

			8,127,563

Global Income Trust	37

CORPORATE BONDS AND NOTES (29.2%)* cont.	Principal amount	Value

Technology (0.4%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	$480,000	$406,689

Brocade Communications Systems, Inc. company guaranty sr.
notes 6 7/8s, 2020	145,000	156,238

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	230,000	236,608

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	225,000	222,750

		1,022,285
Transportation (0.4%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	295,000	313,171

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	10,000	11,069

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2019	69,940	74,836

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	103,665	110,015

Delta Air Lines, Inc. pass-through certificates 6.2s, 2018	106,167	117,448

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	121,418	139,934

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020 (Mexico)	39,000	37,324

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	76,000	67,931

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	140,000	152,212

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	173,176	199,152

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	35,810	37,601

		1,260,693
Utilities and power (3.5%)
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	65,000	63,607

Beaver Valley Funding Corp. sr. bonds 9s, 2017	42,000	42,414

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	405,000	522,216

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	65,000	61,232

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	165,000	158,801

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	335,000	354,263

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	105,000	136,002

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	95,000	110,671

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	465,000	581,157

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,114,000	1,090,328

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	175,000	187,755

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	515,000	565,779

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	210,000	225,797

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes
4.15s, 2020 (Italy)	605,000	624,421

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	125,000	119,462

38 Global Income Trust

CORPORATE BONDS AND NOTES (29.2%)* cont.		Principal amount	Value

Utilities and power cont.
Fortum OYJ sr. unsec. notes Ser. 14, Class EMTN, 4 1/2s,
2016 (Finland)	EUR	255,000	$379,069

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)		$155,000	171,009

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018		125,000	142,235

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021		357,000	357,000

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)		370,000	434,716

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		195,000	223,677

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042		435,000	391,229

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041		270,000	252,683

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)		640,000	698,915

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067		240,000	251,700

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017		20,000	23,246

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019		530,000	681,047

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)		340,000	353,103

West Penn Power Co. 144A 1st mtge. 5.95s, 2017		170,000	195,192

Westar Energy, Inc. 1st mtge. bonds 8 5/8s, 2018		145,000	187,933

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042		35,000	32,663

Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067		830,000	850,750

			10,470,072

Total corporate bonds and notes (cost $84,120,695)			$88,221,391

MORTGAGE-BACKED SECURITIES (24.4%)*	Principal amount	Value

Agency collateralized mortgage obligations (10.0%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.904s, 2032	$79,255	$122,288
IFB Ser. 3408, Class EK, 25.093s, 2037	31,252	46,478
IFB Ser. 3072, Class SM, 23.159s, 2035	91,385	133,186
IFB Ser. 3072, Class SB, 23.012s, 2035	82,060	118,776
IFB Ser. 3249, Class PS, 21.701s, 2036	64,325	89,414
IFB Ser. 3065, Class DC, 19.338s, 2035	93,562	135,508
IFB Ser. 2990, Class LB, 16.501s, 2034	89,222	119,377
IFB Ser. 3856, Class PS, IO, 6.426s, 2040	4,772,953	662,368
IFB Ser. 4112, Class SC, IO, 5.976s, 2042	5,364,138	980,082
IFB Ser. 4105, Class LS, IO, 5.976s, 2041	1,345,465	261,639
IFB Ser. 4240, Class SA, IO, 5.826s, 2043	1,901,000	410,882
IFB Ser. 311, Class S1, IO, 5.776s, 2043	6,936,257	1,552,681
IFB Ser. 314, Class AS, IO, 5.716s, 2043	1,713,129	380,163
Ser. 3632, Class CI, IO, 5s, 2038	81,316	6,104
Ser. 3626, Class DI, IO, 5s, 2037	28,017	637
IFB Ser. 3852, Class SG, 4.856s, 2041	901,721	861,522

Global Income Trust 39

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 3747, Class HI, IO, 4 1/2s, 2037	$249,306	$24,096
Ser. 3707, Class PI, IO, 4 1/2s, 2025	619,786	50,791
Ser. 304, Class C53, IO, 4s, 2032	5,303,851	793,827
Ser. 4141, Class PI, IO, 3s, 2042	4,235,406	593,846
Ser. 4165, Class TI, IO, 3s, 2042	11,102,400	1,547,675
Ser. 3300, PO, zero %, 2037	10,719	9,749
FRB Ser. 3326, Class WF, zero %, 2035	3,325	3,040

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 23.943s, 2036	75,047	116,967
IFB Ser. 07-53, Class SP, 23.576s, 2037	80,648	119,954
IFB Ser. 05-75, Class GS, 19.739s, 2035	76,557	103,202
IFB Ser. 12-96, Class PS, IO, 6.53s, 2041	2,689,009	519,436
IFB Ser. 12-3, Class CS, IO, 6.38s, 2040	2,900,925	482,569
IFB Ser. 10-46, Class SB, IO, 6.28s, 2040	1,220,091	171,764
IFB Ser. 12-132, Class SB, IO, 6.03s, 2042	4,382,424	664,332
IFB Ser. 13-102, Class SH, IO, 5.73s, 2043	2,072,349	466,278
Ser. 12-75, Class AI, IO, 4 1/2s, 2027	1,221,812	150,808
Ser. 418, Class C24, IO, 4s, 2043	2,691,000	581,103
Ser. 409, Class C16, IO, 4s, 2040	1,343,566	253,752
Ser. 418, Class C15, IO, 3 1/2s, 2043	2,746,000	592,168
Ser. 12-124, Class JI, 3 1/2s, 2042	2,900,415	449,564
Ser. 13-55, Class IK, IO, 3s, 2043	2,350,711	342,992
Ser. 13-35, Class IP, IO, 3s, 2042	6,143,058	750,365
Ser. 13-55, Class PI, IO, 3s, 2042	6,233,749	813,567
Ser. 13-23, Class PI, IO, 3s, 2041	8,288,798	906,960
Ser. 13-55, Class MI, IO, 3s, 2032	3,611,573	511,615
Ser. 03-W10, Class 1, IO, 1.147s, 2043	645,762	21,038
Ser. 07-64, Class LO, PO, zero %, 2037	17,873	15,869

Government National Mortgage Association
IFB Ser. 12-26, Class SP, IO, 6.478s, 2042	2,435,071	599,101
IFB Ser. 11-11, Class PS, IO, 6.428s, 2040	1,722,851	271,573
Ser. 10-9, Class XD, IO, 6.425s, 2040	3,352,557	658,979
IFB Ser. 10-56, Class SC, IO, 6.328s, 2040	1,097,168	204,391
IFB Ser. 13-27, Class SW, IO, 6.328s, 2040	2,256,662	420,551
IFB Ser. 10-171, Class SB, IO, 6.275s, 2040	3,760,062	681,135
IFB Ser. 13-91, Class SP, IO, 6.128s, 2042	1,619,977	314,130
IFB Ser. 10-20, Class SE, IO, 6.078s, 2040	2,136,587	380,953
IFB Ser. 10-26, Class QS, IO, 6.078s, 2040	4,210,124	788,682
IFB Ser. 13-87, Class AS, IO, 6.028s, 2043	1,536,676	261,020
IFB Ser. 13-87, Class SA, IO, 6.028s, 2043	2,260,824	386,732
IFB Ser. 13-124, Class SC, IO, 6.028s, 2041	2,975,467	506,930
IFB Ser. 10-120, Class SB, IO, 6.028s, 2035	123,162	11,369
IFB Ser. 13-122, Class DS, IO, 5.978s, 2043	1,223,185	208,588
IFB Ser. 13-99, Class SL, IO, 5.978s, 2043	2,895,329	537,518
IFB Ser. 13-129, Class CS, IO, 5.978s, 2042	2,578,915	461,033
IFB Ser. 10-20, Class SC, IO, 5.978s, 2040	2,752,343	488,981
IFB Ser. 11-146, Class AS, IO, 5.925s, 2041	2,507,893	510,591

40 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.4%)* cont.		Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 10-158, Class SA, IO, 5.878s, 2040		$1,222,412	$219,460
IFB Ser. 10-151, Class SA, IO, 5.87s, 2040		1,213,900	218,077
IFB Ser. 10-31, Class SA, IO, 5.578s, 2040		3,008,621	509,213
Ser. 10-35, Class UI, IO, 5s, 2040		1,322,411	274,730
Ser. 10-9, Class UI, IO, 5s, 2040		1,613,190	330,841
Ser. 13-24, Class IC, IO, 4 1/2s, 2043		1,779,441	357,792
Ser. 11-18, Class PI, IO, 4 1/2s, 2040		90,837	16,823
Ser. 10-35, Class QI, IO, 4 1/2s, 2040		6,657,036	1,385,418
Ser. 10-103, Class DI, IO, 4 1/2s, 2038		2,053,554	256,776
Ser. 13-24, Class PI, IO, 4s, 2042		1,235,173	232,991
Ser. 13-27, Class PI, IO, 3 1/2s, 2042		2,366,546	386,149
Ser. 13-90, Class HI, IO, 3 1/2s, 2040		2,854,448	394,313
Ser. 13-53, Class PI, IO, 3s, 2041		5,801,187	775,329

Structured Asset Securities Corp. 144A IFB Ser. 07-4, Class 1A3,
IO, 5.995s, 2045		1,764,414	308,772

			30,297,373
Commercial mortgage-backed securities (10.6%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.633s, 2049		73,653	74,390
Ser. 06-5, Class A2, 5.317s, 2047		1,144,998	1,150,999
Ser. 05-4, Class B, 5.118s, 2045		423,000	421,943

Banc of America Commercial Mortgage Trust 144A
Ser. 03-1, Class J, 4.9s, 2036		1,029,780	1,029,059
Ser. 04-4, Class XC, IO, 0.823s, 2042		1,099,028	4,392
Ser. 07-5, Class XW, IO, 0.367s, 2051		7,477,882	73,029

Bayview Commercial Asset Trust 144A
Ser. 07-CD1A, IO, 2.14s, 2021	CAD	3,994,907	44,062
Ser. 06-CD1A, IO, zero %, 2023	CAD	2,818,838	3,785

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class B, 5.443s, 2039		$471,000	470,011
FRB Ser. 06-PW11, Class C, 5.443s, 2039		403,000	388,613
Ser. 06-PW14, Class X1, IO, 0.167s, 2038		5,464,371	93,987

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class D, 4.878s, 2045		1,612,000	1,485,458
Ser. 06-C5, Class XC, IO, 0.144s, 2049		37,969,358	558,150

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.169s, 2049		6,102,912	57,367
Ser. 07-CD5, Class XS, IO, 0.038s, 2044		4,553,347	19,712

Commercial Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049		841,000	883,975
Ser. 06-C8, Class AM, 5.347s, 2046		403,000	455,672
FRB Ser. 05-LP5, Class D, 5.089s, 2043		802,000	839,528

Commercial Mortgage Trust 144A
FRB Ser. 13-CR6, Class D, 4.176s, 2046		565,000	480,482
FRB Ser. 07-C9, Class AJFL, 0.864s, 2049		1,164,000	1,024,320

Cornerstone Titan PLC 144A
FRB Ser. 05-CT2A, Class E, 1.567s, 2014 (Ireland)	GBP	27,099	38,671
FRB Ser. 05-CT1A, Class D, 1.565s, 2014 (Ireland)	GBP	1,308	1,762

Global Income Trust	41

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.761s, 2039	$304,314	$304,856

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.573s, 2039	8,369,312	106,742
Ser. 07-C2, Class AX, IO, 0.071s, 2049	8,911,429	29,292

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	190,969	210,066
Ser. 02-CP5, Class M, 5 1/4s, 2035	38,470	2,300
Ser. 03-C3, Class AX, IO, 1.322s, 2038	219,589	2

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	1,460,463	1,462,745

Deutsche Bank-UBS Commercial Mortgage Trust 144A FRB
Ser. 11-LC2A, Class D, 5.444s, 2044	127,000	127,157

GE Capital Commercial Mortgage Corp. 144A Ser. 07-C1,
Class XC, IO, 0.112s, 2049	33,281,499	171,200

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	569,000	582,794

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	1,126,000	1,156,064

GS Mortgage Securities Trust Ser. 06-GG6, Class A2,
5.506s, 2038	97,251	98,467

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	12,561	12,561
FRB Ser. GC10, Class D, 4.415s, 2046	397,000	349,598

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.072s, 2051	320,000	326,912
FRB Ser. 07-LD12, Class A3, 5.925s, 2051	1,247,048	1,278,527
FRB Ser. 06-LDP7, Class B, 5.863s, 2045	914,000	790,936
FRB Ser. 04-CB9, Class B, 5.647s, 2041	394,000	404,441
Ser. 07-LDPX, Class A3S, 5.317s, 2049	392,166	391,706
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	406,000	408,477
FRB Ser. 13-C10, Class D, 4.161s, 2047	447,000	381,068
Ser. 06-LDP8, Class X, IO, 0.546s, 2045	2,045,697	28,797
Ser. 06-CB17, Class X, IO, 0.481s, 2043	22,041,798	314,448
Ser. 07-LDPX, Class X, IO, 0.302s, 2049	18,622,554	160,620

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.172s, 2051	569,000	558,700
FRB Ser. 07-CB20, Class C, 6.172s, 2051	401,000	374,586
FRB Ser. 12-C8, Class D, 4.668s, 2045	824,000	798,725
FRB Ser. 12-LC9, Class E, 4.427s, 2047	144,000	126,631
FRB Ser. 12_LC9, Class D, 4.427s, 2047	474,000	446,708
Ser. 07-CB20, Class X1, IO, 0.154s, 2051	7,603,728	67,331

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	119,000	130,269

LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class C, 5.35s, 2040	763,000	785,127
Ser. 06-C7, Class A2, 5.3s, 2038	515,283	536,740
Ser. 04-C6, Class E, 5.177s, 2036	431,000	442,594
Ser. 04-C8, Class D, 4.946s, 2039	468,000	484,988

42 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.4%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
Ser. 05-C1, Class D, 4.856s, 2040	$518,000	$534,213
Ser. 07-C2, Class XW, IO, 0.538s, 2040	823,489	14,704

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C6, Class XCL, IO, 0.672s, 2039	26,021,806	470,552
Ser. 06-C7, Class XW, IO, 0.651s, 2038	1,341,362	24,085
Ser. 05-C2, Class XCL, IO, 0.348s, 2040	3,438,728	11,953
Ser. 06-C7, Class XCL, IO, 0.256s, 2038	2,459,036	43,186
Ser. 07-C2, Class XCL, IO, 0.131s, 2040	5,277,894	84,240

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.852s, 2050	539,000	552,114
FRB Ser. 07-C1, Class A2, 5.748s, 2050	81,987	82,587

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust
Ser. 06-4, Class AJ, 5.239s, 2049	309,000	293,550
FRB Ser. 06-4, Class A2FL, 0.294s, 2049	50,749	50,685

Mezz Cap Commercial Mortgage Trust 144A Ser. 07-C5, Class X,
IO, 5 1/2s, 2049	134,752	10,982

Morgan Stanley Capital I Trust
Ser. 07-IQ14, Class A2, 5.61s, 2049	127,379	128,419
FRB Ser. 07-HQ12, Class A2, 5.579s, 2049	321,915	322,881
FRB Ser. 07-HQ12, Class A2FX, 5.579s, 2049	1,506,288	1,536,715
Ser. 07-HQ11, Class C, 5.558s, 2044	477,000	414,561
Ser. 04-T13, Class A4, 4.66s, 2045	56,530	56,547

Morgan Stanley Capital I Trust 144A
FRB Ser. 04-RR, Class F7, 6s, 2039	251,347	237,522
FRB Ser. 05-HQ5, Class X1, IO, 0.219s, 2042	70,822,619	212,468

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	646,957	659,657

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C4,
Class XA, IO, 1.884s, 2045	3,231,628	376,879

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	564,000	543,865
Ser. 07-C34, IO, 0.337s, 2046	2,002,127	24,226

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-C16, Class G, 5.517s, 2041	770,000	752,152

WF-RBS Commercial Mortgage Trust 144A FRB Ser. 11-C4,
Class E, 5.248s, 2044	989,000	962,446

		31,852,731
Residential mortgage-backed securities (non-agency) (3.8%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 10.197s, 2036	550,000	551,925
FRB Ser. 12-RR10, Class 9A2, 2.654s, 2035	280,000	244,860
Ser. 13-RR1, Class 1A2, 2.443s, 2035	1,360,000	1,102,280

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.386s, 2037	311,147	187,030
Ser. 09-RR7, Class 1A7, IO, 1.731s, 2046	7,313,277	244,538
Ser. 09-RR7, Class 2A7, IO, 1.572s, 2047	16,741,813	524,019

Global Income Trust 43

MORTGAGE-BACKED SECURITIES (24.4%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.045s, 2034		$12,634	$845

Countrywide Alternative Loan Trust
FRB Ser. 05-51, Class 1A1, 0.492s, 2035		704,970	563,976
FRB Ser. 05-72, Class A1, 0.44s, 2036		1,923,507	1,629,333

Granite Mortgages PLC
FRB Ser. 03-2, Class 3C, 3.067s, 2043 (United Kingdom)	GBP	121,603	192,541
FRB Ser. 03-2, Class 2C1, 2.774s, 2043 (United Kingdom)	EUR	327,000	438,434

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046		$690,643	587,047
FRB Ser. 06-AR4, Class 1A1B, 1.088s, 2046		1,518,285	1,275,359
FRB Ser. 05-AR13, Class A1C3, 0.66s, 2045		3,750,456	3,202,889
FRB Ser. 05-AR9, Class A1C3, 0.65s, 2045		802,616	722,354

			11,467,430

Total mortgage-backed securities (cost $70,270,378)			$73,617,534

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (17.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.4%)
Government National Mortgage Association Pass-Through Certificates
4 1/2s, TBA, November 1, 2043	$4,000,000	$4,333,125

		4,333,125
U.S. Government Agency Mortgage Obligations (16.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, with due dates from July 1, 2021 to September 1, 2021	21,424	23,623
5 1/2s, June 1, 2035	22,449	24,423
5 1/2s, April 1, 2020	7,339	7,895
4s, with due dates from August 1, 2042 to June 1, 2043	1,736,141	1,817,523

Federal National Mortgage Association Pass-Through Certificates
7s, with due dates from March 1, 2033 to April 1, 2035	122,229	142,473
6 1/2s, with due dates from September 1, 2036 to November 1, 2037	55,067	60,970
6s, July 1, 2037	2,750	3,014
6s, with due dates from May 1, 2021 to October 1, 2021	70,410	77,358
5 1/2s, with due dates from February 1, 2018 to March 1, 2021	62,217	66,654
5 1/2s, TBA, November 1, 2043	1,000,000	1,091,406
5s, May 1, 2037	141,811	154,120
5s, with due dates from May 1, 2020 to March 1, 2021	7,944	8,501
4s, with due dates from May 1, 2019 to September 1, 2020	98,928	104,982
4s, TBA, December 1, 2043	2,000,000	2,101,328
4s, TBA, November 1, 2043	5,000,000	5,267,969
3 1/2s, May 1, 2043	5,910,613	6,024,670
3 1/2s, TBA, December 1, 2043	13,000,000	13,304,694
3 1/2s, TBA, November 1, 2043	13,000,000	13,340,235
3s, TBA, November 1, 2043	5,000,000	4,935,156

		48,556,994

Total U.S. government and agency mortgage obligations (cost $52,736,180)		$52,890,119

44 Global Income Trust

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 0.75%, December 31, 2017 [i]	$125,000	$123,794

Total U.S. treasury obligations (cost $123,794)		$123,794

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$100,000	$131,279

IL State G.O. Bonds
4.421s, 1/1/15	45,000	46,515
4.071s, 1/1/14	135,000	135,714

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	95,000	116,575

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	115,000	119,352

Total municipal bonds and notes (cost $490,672)		$549,435

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.88/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.88	$28,696,000	$495,867

(3.08)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/3.08	28,696,000	287

Total purchased swap options outstanding (cost $496,441)			$496,154

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association
30 yr 3s TBA commitments (Call)	Dec-13/$98.52	$3,000,000	$22,650

Federal National Mortgage Association
30 yr 3s TBA commitments (Call)	Dec-13/98.59	3,000,000	21,390

Total purchased options outstanding (cost $47,227)			$44,040

SENIOR LOANS (—%)*[c]	Principal amount	Value

Aramark Corp. bank term loan FRN 3.748s, 2016	$7,147	$7,158

Aramark Corp. bank term loan FRN Ser. B2, 3.709s, 2016	12,801	12,806

Aramark Corp. bank term loan FRN Ser. C, 0.029s, 2016	1,037	1,038

Aramark Corp. bank term loan FRN Ser. C3, 0.029s, 2016	576	577

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.488s, 2018	10,436	9,782

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B4, 5s, 2020	13,775	13,881

SunGard Data Systems, Inc. bank term loan FRN 1.953s, 2014	189	189

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.704s, 2017	25,177	16,795

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	34	35

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018	12,789	12,813

Total senior loans (cost $81,226)		$75,074

Global Income Trust 45

SHORT-TERM INVESTMENTS (6.8%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.07% L	3,129,550	$3,129,550

SSgA Prime Money Market Fund 0.02% P	1,250,000	1,250,000

U.S. Treasury Bills with an effective yield of 0.12%, May 1, 2014	$139,000	138,943

U.S. Treasury Bills with an effective yield of zero %
January 16, 2014 [i]	10,000	9,999

U.S. Treasury Bills with effective yields ranging from 0.11%
to 0.12%, August 21, 2014 ∆ §	1,818,000	1,816,853

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.12%, July 24, 2014 # ∆ §	2,412,000	2,410,758

U.S. Treasury Bills with effective yields ranging from 0.09%
to 0.11%, April 3, 2014 # §	3,239,000	3,238,210

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.13%, May 29, 2014 # ∆ §	8,672,000	8,668,601

Total short-term investments (cost $20,659,492)		$20,662,914

TOTAL INVESTMENTS

Total investments (cost $339,113,463)		$350,028,789

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

46 Global Income Trust

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2012 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $302,204,614.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $169,815,905 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Global Income Trust	47

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	55.6%	Greece	1.2%

Spain	6.7	Russia	1.1

Italy	5.6	Mexico	1.1

Japan	4.6	South Africa	0.9

France	3.7	Austria	0.9

United Kingdom	3.4	Ireland	0.8

Germany	2.5	Supra-Nation	0.6

Belgium	1.5	Brazil	0.5

Netherlands	1.3	Poland	0.5

Luxembourg	1.3	Sweden	0.5

Argentina	1.3	Other	1.9

Canada	1.3	Total	100.0%

Portugal	1.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Sell	1/16/14	$1,561,344	$1,549,015	$(12,329)

	Brazilian Real	Buy	1/3/14	725,816	742,297	(16,481)

	Chilean Peso	Buy	1/16/14	1,818,849	1,861,142	(42,293)

	Euro	Buy	12/18/13	770,309	766,994	3,315

	Euro	Sell	12/18/13	770,309	769,518	(791)

	Singapore Dollar	Sell	11/20/13	470,621	446,153	(24,468)

	Swiss Franc	Buy	12/18/13	814,536	824,462	(9,926)

	Swiss Franc	Sell	12/18/13	814,536	786,076	(28,460)

Barclays Bank PLC
	Australian Dollar	Buy	1/16/14	1,526,164	1,533,064	(6,900)

	Brazilian Real	Buy	1/3/14	2,195,904	2,242,776	(46,872)

	British Pound	Buy	12/18/13	6,354,095	6,317,775	36,320

	Canadian Dollar	Sell	1/16/14	495,674	500,539	4,865

	Czech Koruna	Sell	12/18/13	755,383	766,589	11,206

	Euro	Buy	12/18/13	515,442	524,896	(9,454)

	Hungarian Forint	Buy	12/18/13	703,015	696,492	6,523

	Japanese Yen	Buy	11/20/13	2,862,330	2,820,616	41,714

	Mexican Peso	Sell	1/16/14	743,589	752,884	9,295

	Norwegian Krone	Buy	12/18/13	759,352	758,952	400

	Polish Zloty	Buy	12/18/13	749,440	779,789	(30,349)

	Singapore Dollar	Sell	11/20/13	2,518,779	2,510,388	(8,391)

	Swedish Krona	Sell	12/18/13	874,856	853,892	(20,964)

	Turkish Lira	Buy	12/18/13	448,765	456,065	(7,300)

48 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A.
	Australian Dollar	Buy	1/16/14	$102,998	$103,211	$(213)

	Brazilian Real	Buy	1/3/14	1,778,226	1,825,216	(46,990)

	British Pound	Sell	12/18/13	757,516	760,392	2,876

	Canadian Dollar	Buy	1/16/14	762,083	762,655	(572)

	Canadian Dollar	Sell	1/16/14	762,083	760,683	(1,400)

	Danish Krone	Buy	12/18/13	666,512	647,085	19,427

	Euro	Sell	12/18/13	18,509,967	18,095,435	(414,532)

	Japanese Yen	Buy	11/20/13	4,135,685	4,110,637	25,048

	New Taiwan Dollar	Sell	11/20/13	1,318,316	1,321,769	3,453

	Swiss Franc	Sell	12/18/13	1,292,805	1,252,544	(40,261)

	Thai Baht	Buy	11/20/13	355,090	351,985	3,105

Credit Suisse International
	British Pound	Sell	12/18/13	577,513	530,895	(46,618)

	Canadian Dollar	Buy	1/16/14	1,505,881	1,523,874	(17,993)

	Canadian Dollar	Sell	1/16/14	1,505,881	1,523,812	17,931

	Czech Koruna	Sell	12/18/13	634,845	644,410	9,565

	Euro	Sell	12/18/13	342,587	473,191	130,604

	Japanese Yen	Sell	11/20/13	6,371,861	6,284,507	(87,354)

	Mexican Peso	Sell	1/16/14	659,247	683,612	24,365

	New Zealand Dollar	Buy	1/16/14	967,732	990,271	(22,539)

	Norwegian Krone	Buy	12/18/13	769,448	778,140	(8,692)

	Singapore Dollar	Sell	11/20/13	1,715,359	1,717,035	1,676

	South African Rand	Sell	1/16/14	1,157,384	1,188,038	30,654

	South Korean Won	Buy	11/20/13	1,749,692	1,716,755	32,937

	Swedish Krona	Buy	12/18/13	773,713	756,428	17,285

	Swiss Franc	Sell	12/18/13	1,913,740	1,848,944	(64,796)

Deutsche Bank AG
	Australian Dollar	Buy	1/16/14	760,307	771,193	(10,886)

	British Pound	Buy	12/18/13	411,777	399,392	12,385

	Canadian Dollar	Buy	1/16/14	751,457	760,992	(9,535)

	Canadian Dollar	Sell	1/16/14	751,457	756,853	5,396

	Euro	Buy	12/18/13	3,979,050	3,987,044	(7,994)

	Euro	Sell	12/18/13	3,979,050	3,945,401	(33,649)

	Japanese Yen	Buy	11/20/13	968,453	953,306	15,147

	Norwegian Krone	Buy	12/18/13	758,547	785,879	(27,332)

	Polish Zloty	Buy	12/18/13	1,156,584	1,177,735	(21,151)

	Swiss Franc	Sell	12/18/13	902,626	871,356	(31,270)

Goldman Sachs International
	Australian Dollar	Buy	1/16/14	774,793	768,611	6,182

	British Pound	Buy	12/18/13	1,571,133	1,571,124	9

	British Pound	Sell	12/18/13	1,571,133	1,542,063	(29,070)

	Canadian Dollar	Buy	1/16/14	208,876	220,699	(11,823)

Global Income Trust 49

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	Chilean Peso	Buy	1/16/14	$1,818,849	$1,861,404	$(42,555)

	Euro	Sell	12/18/13	18,690,697	18,122,236	(568,461)

	Japanese Yen	Buy	11/20/13	1,149,233	1,160,541	(11,308)

	Japanese Yen	Sell	11/20/13	1,161,410	1,158,841	(2,569)

HSBC Bank USA, National Association
	British Pound	Buy	12/18/13	774,186	784,764	(10,578)

	Chinese Yuan
	(Offshore)	Sell	11/20/13	89,020	70,080	(18,940)

	Euro	Buy	12/18/13	791,764	768,048	23,716

	Euro	Sell	12/18/13	791,764	778,772	(12,992)

	Indian Rupee	Sell	11/20/13	343,502	340,476	(3,026)

	Japanese Yen	Buy	11/20/13	4,978,484	4,926,337	52,147

	New Taiwan Dollar	Sell	11/20/13	1,318,313	1,318,310	(3)

	Swedish Krona	Buy	12/18/13	31,772	5,659	26,113

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/14	774,981	772,201	2,780

	Brazilian Real	Buy	1/3/14	1,669,215	1,712,860	(43,645)

	British Pound	Buy	12/18/13	859,138	867,902	(8,764)

	Canadian Dollar	Buy	1/16/14	764,380	772,363	(7,983)

	Canadian Dollar	Sell	1/16/14	764,380	762,306	(2,074)

	Czech Koruna	Buy	12/18/13	507,907	501,654	6,253

	Czech Koruna	Sell	12/18/13	507,907	492,789	(15,118)

	Euro	Buy	12/18/13	550,473	515,989	34,484

	Hungarian Forint	Buy	12/18/13	828,455	840,122	(11,667)

	Japanese Yen	Sell	11/20/13	542,326	549,642	7,316

	Malaysian Ringgit	Buy	11/20/13	215,376	271,929	(56,553)

	Mexican Peso	Sell	1/16/14	1,566,979	1,581,193	14,214

	New Taiwan Dollar	Sell	11/20/13	2,482,373	2,479,155	(3,218)

	New Zealand Dollar	Buy	1/16/14	737,449	760,372	(22,923)

	Norwegian Krone	Buy	12/18/13	1,017,121	1,019,409	(2,288)

	Polish Zloty	Buy	12/18/13	2,973,408	2,943,846	29,562

	Singapore Dollar	Sell	11/20/13	1,905,346	1,896,385	(8,961)

	South African Rand	Buy	1/16/14	2,562	2,547	15

	South Korean Won	Buy	11/20/13	3,775,723	3,680,123	95,600

	Swiss Franc	Sell	12/18/13	286,543	274,806	(11,737)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Sell	1/16/14	92,463	108,972	16,509

	Brazilian Real	Buy	1/3/14	1,972,024	2,017,487	(45,463)

	British Pound	Sell	12/18/13	6,822,614	6,625,600	(197,014)

	Canadian Dollar	Buy	1/16/14	751,361	749,358	2,003

	Canadian Dollar	Sell	1/16/14	751,361	760,555	9,194

	Euro	Sell	12/18/13	1,634,582	1,577,267	(57,315)

	Hungarian Forint	Buy	12/18/13	703,015	696,590	6,425

50 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.
	Japanese Yen	Buy	11/20/13	$1,771,039	$1,786,868	$(15,829)

	Japanese Yen	Sell	11/20/13	1,771,039	1,770,051	(988)

	Mexican Peso	Sell	1/16/14	743,582	752,905	9,323

	Swedish Krona	Buy	12/18/13	752,840	761,878	(9,038)

State Street Bank and Trust Co.
	Australian Dollar	Buy	1/16/14	748,361	742,271	6,090

	Brazilian Real	Buy	1/3/14	1,608,785	1,654,925	(46,140)

	British Pound	Buy	12/18/13	1,876,800	1,851,360	25,440

	Canadian Dollar	Buy	1/16/14	763,040	770,882	(7,842)

	Canadian Dollar	Sell	1/16/14	763,040	760,984	(2,056)

	Czech Koruna	Buy	12/18/13	507,907	501,677	6,230

	Czech Koruna	Sell	12/18/13	507,907	493,147	(14,760)

	Euro	Sell	12/18/13	4,664,764	4,782,006	117,242

	Israeli Shekel	Buy	1/16/14	156,238	155,872	366

	Japanese Yen	Buy	11/20/13	127,316	101,861	25,455

	Mexican Peso	Sell	1/16/14	782,404	792,141	9,737

	New Taiwan Dollar	Sell	11/20/13	2,482,488	2,479,058	(3,430)

	New Zealand Dollar	Buy	1/16/14	737,449	754,854	(17,405)

	Norwegian Krone	Buy	12/18/13	707,882	685,588	22,294

	Polish Zloty	Buy	12/18/13	1,521,251	1,533,661	(12,410)

	Singapore Dollar	Sell	11/20/13	2,201,677	2,170,718	(30,959)

	South Korean Won	Buy	11/20/13	2,852,782	2,831,305	21,477

	Swedish Krona	Buy	12/18/13	870,770	874,941	(4,171)

	Swiss Franc	Sell	12/18/13	647,946	602,870	(45,076)

UBS AG
	Australian Dollar	Buy	1/16/14	198,754	197,666	1,088

	British Pound	Buy	12/18/13	1,897,958	1,862,795	35,163

	Canadian Dollar	Buy	1/16/14	751,457	761,751	(10,294)

	Canadian Dollar	Sell	1/16/14	751,457	756,483	5,026

	Czech Koruna	Sell	12/18/13	1,481,191	1,490,854	9,663

	Euro	Sell	12/18/13	1,787,341	1,873,293	85,952

	Hungarian Forint	Buy	12/18/13	828,455	848,637	(20,182)

	Japanese Yen	Sell	11/20/13	189,013	182,867	(6,146)

	Mexican Peso	Sell	1/16/14	985,026	1,007,676	22,650

	New Zealand Dollar	Buy	1/16/14	778,542	795,903	(17,361)

	Norwegian Krone	Buy	12/18/13	778,672	803,224	(24,552)

	Singapore Dollar	Sell	11/20/13	2,287,493	2,257,067	(30,426)

	Swedish Krona	Buy	12/18/13	716,691	707,322	9,369

	Swiss Franc	Buy	12/18/13	1,643,845	1,661,309	(17,464)

	Swiss Franc	Sell	12/18/13	1,643,845	1,631,569	(12,276)

	Turkish Lira	Buy	12/18/13	686,589	697,550	(10,961)

	Turkish Lira	Sell	12/18/13	686,589	684,028	(2,561)

Global Income Trust	51

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $222,828,172) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.
	Australian Dollar	Buy	1/16/14	$751,465	$760,515	$(9,050)

	Canadian Dollar	Sell	1/16/14	3,684,245	3,722,129	37,884

	Euro	Buy	12/18/13	2,360,354	2,335,538	24,816

	Euro	Sell	12/18/13	2,360,354	2,334,780	(25,574)

	Japanese Yen	Buy	11/20/13	899,999	890,957	9,042

Total						$(1,479,433)

FUTURES CONTRACTS OUTSTANDING at 10/31/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	10	$1,101,392	Dec-13	$3,774

Canadian Government Bond
10 yr (Long)	13	1,637,702	Dec-13	43,464

Euro-Bobl 5 yr (Short)	115	19,562,927	Dec-13	(356,361)

Euro-Bund 10 yr (Short)	132	25,449,653	Dec-13	(672,579)

Euro-Buxl 30 yr (Long)	7	1,198,295	Dec-13	27,160

Japanese Government Bond
10 yr (Long)	9	13,278,043	Dec-13	211,390

Japanese Government Bond
10 yr (Short)	16	23,605,410	Dec-13	(375,950)

Japanese Government Bond
10 yr Mini (Long)	29	4,277,006	Dec-13	66,240

U.K. Gilt 10 yr (Long)	93	16,590,660	Dec-13	208,267

U.S. Treasury Bond Ultra
30 yr (Long)	42	6,051,938	Dec-13	221,470

U.S. Treasury Note 2 yr (Long)	96	21,160,500	Dec-13	74,818

U.S. Treasury Note 5 yr (Short)	27	3,285,563	Dec-13	(20,676)

U.S. Treasury Note 10 yr (Short)	148	18,849,188	Dec-13	(364,508)

Total				$(933,491)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/13 (premiums $496,444)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.98/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	$20,280,000	$1,420

(2.98)/3 month USD-LIBOR-BBA/Nov-23	Nov-13/2.98	20,280,000	530,524

Total			$531,944

52 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/13
Counterparty
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	Unrealized
Floating rate index/Maturity date	date/strike	amount	appreciation

Credit Suisse International
(2.70625)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.70625	$2,700,000	$1,458

(2.7165)/3 month USD-LIBOR-BBA/
Dec-23 (Written)	Dec-13/2.7165	2,700,000	162

Total			$1,620

TBA SALE COMMITMENTS OUTSTANDING at 10/31/13 (proceeds receivable $15,473,300)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4s,
November 1, 2043	$2,000,000	11/13/13	$2,107,188

Federal National Mortgage Association, 3 1/2s,
November 1, 2043	13,000,000	11/13/13	13,340,234

Total			$15,447,422

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
CAD	3,289,000	$—	10/31/23	2.9075%	3 month CAD-	$(5,377)
					BA-CDOR

Barclays Bank PLC
EUR	4,190,000	—	11/5/17	6 month EUR-	0.958%	63,463
				EURIBOR-REUTERS

EUR	28,193,000 E	—	8/3/17	1 month EUR-	1.41727%	160,695
				EONIA-OIS-
				COMPOUND

GBP	1,031,000	—	8/15/31	3.60%	6 month GBP-	(126,427)
					LIBOR-BBA

Credit Suisse International
AUD	3,808,000	—	4/26/23	6 month AUD-BBR-	3.8725%	(149,658)
				BBSW

AUD	2,301,000	—	5/10/23	6 month AUD-BBR-	3.73%	(106,591)
				BBSW

AUD	2,192,000	—	5/23/23	3.88%	6 month AUD-	77,484
					BBR-BBSW

AUD	679,000	—	8/26/23	6 month AUD-BBR-	4.52%	7,141
				BBSW

AUD	795,000	—	10/10/23	6 month AUD-BBR-	4.49%	4,077
				BBSW

CHF	2,583,000	—	5/3/23	1.0075%	6 month CHF-	81,946
					LIBOR-BBA

CHF	2,583,000	—	5/3/23	1.01875%	6 month CHF-	78,888
					LIBOR-BBA

CHF	1,619,000	—	9/19/23	6 month CHF-	1.6025%	33,972
				LIBOR-BBA

Global Income Trust	53

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	971,000	$—	10/14/23	1.535%	6 month CHF-	$(11,735)
					LIBOR-BBA

CHF	1,008,000	—	10/22/23	6 month CHF-	1.51875%	9,903
				LIBOR-BBA

EUR	14,820,000	—	6/28/17	6 month EUR-	1.29%	427,541
				EURIBOR-REUTERS

EUR	5,650,000	—	6/28/22	6 month EUR-	1.94%	149,920
				EURIBOR-REUTERS

Goldman Sachs International
AUD	2,003,000	—	5/1/23	3.775%	6 month AUD-	85,311
					BBR-BBSW

AUD	7,590,000	—	4/26/23	6 month AUD-BBR-	3.8825%	(292,548)
				BBSW

AUD	1,535,000	—	5/27/23	3.955%	6 month AUD-	45,438
					BBR-BBSW

AUD	1,058,000	—	9/27/23	4.3625%	6 month AUD-	4,205
					BBR-BBSW

CAD	1,548,000	—	5/30/23	2.534%	3 month CAD-	30,696
					BA-CDOR

CHF	7,078,000	—	5/2/23	6 month CHF-	1.008%	(223,867)
				LIBOR-BBA

CHF	2,092,000	—	5/13/23	1.0325%	6 month CHF-	62,490
					LIBOR-BBA

CHF	1,671,000	—	5/16/23	1.065%	6 month CHF-	44,407
					LIBOR-BBA

CHF	1,458,000	—	8/12/23	1.495%	6 month CHF-	(18,056)
					LIBOR-BBA

CHF	1,075,000	—	7/1/23	6 month CHF-	1.5175%	18,978
				LIBOR-BBA

CHF	3,600,000	—	7/2/23	6 month CHF-	1.515%	62,495
				LIBOR-BBA

CHF	3,600,000	—	7/3/23	6 month CHF-	1.5275%	67,145
				LIBOR-BBA

CHF	3,024,000	—	10/21/23	6 month CHF-	1.55%	39,669
				LIBOR-BBA

EUR	107,271,000 E	—	8/6/17	1 month EUR-	1.102%	153,075
				EONIA-OIS-
				COMPOUND

EUR	26,303,000	—	8/30/14	1 year EUR-EONIA-	0.11%	(4,173)
				OIS-COMPOUND

EUR	26,303,000	—	8/30/14	0.309%	3 month EUR-	(20,930)
					EURIBOR-
					REUTERS

EUR	26,303,000	—	8/31/14	1 year EUR-EONIA-	0.11%	(4,173)
				OIS-COMPOUND

54 Global Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	26,303,000	$—	8/31/14	0.314%	3 month EUR-	$(22,669)
					EURIBOR-
					REUTERS

EUR	26,303,000	—	9/3/14	1 year EUR-EONIA-	0.086%	(13,111)
				OIS-COMPOUND

EUR	26,303,000	—	9/3/14	0.283%	3 month EUR-	(11,292)
					EURIBOR-
					REUTERS

GBP	1,031,000	—	9/23/31	6 month GBP-	3.1175%	5,243
				LIBOR-BBA

JPY	1,370,000,000	—	9/15/14	0.361%	6 month JPY-	(20,007)
					LIBOR-BBA

JPY	411,000,000	—	9/15/41	6 month JPY-	1.768%	57,280
				LIBOR-BBA

KRW	2,760,000,000	—	7/12/18	3.07%	3 month KRW-	(11,190)
					CD-KSDA-
					BLOOMBERG

KRW	6,550,000,000	—	7/12/15	3 month KRW-CD-	2.771%	1,863
				KSDA-BLOOMBERG

SEK	4,102,000	—	10/14/23	2.84%	3 month SEK-	(10,417)
					STIBOR-SIDE

JPMorgan Chase Bank N.A.
CAD	3,500,000	—	9/21/14	1.21561%	3 month CAD-	2,128
					BA-CDOR

CAD	1,100,000	—	9/21/41	3 month CAD-BA-	2.78311%	(130,700)
				CDOR

CAD	6,167,000	—	2/26/18	3 month CAD-BA-	1.65%	(65,406)
				CDOR

CAD	2,887,000	—	10/9/23	3 month CAD-BA-	3.055%	45,984
				CDOR

CAD	1,005,000	—	8/6/23	3 month CAD-BA-	3.01625%	17,256
				CDOR

CAD	2,043,000	—	9/17/23	3 month CAD-BA-	3.23%	66,701
				CDOR

JPY	901,000,000	—	2/19/15	6 month JPY-	0.705%	67,500
				LIBOR-BBA

JPY	149,300,000	—	2/19/20	6 month JPY-	1.3975%	95,049
				LIBOR-BBA

ZAR	59,354,000	—	7/10/15	5.90%	3 month ZAR-	(17,954)
					JIBAR-SAFEX

ZAR	26,587,000	—	7/10/18	3 month ZAR-JIBAR-7.11%		21,134
				SAFEX

Total		$—				$822,796

E Extended effective date.

Global Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$126,332,900 E	$277,056	12/18/15	3 month USD-	0.75%	$(448,095)
				LIBOR-BBA

	51,809,300 E	413,225	12/18/18	3 month USD-	2.05%	(930,708)
				LIBOR-BBA

	5,103,600 E	(77,281)	12/18/43	3 month USD-	3.85%	158,863
				LIBOR-BBA

	30,518,700 E	319,871	12/18/23	3 month USD-	3.15%	(833,739)
				LIBOR-BBA

	10,475,000 E	(16,066)	12/18/15	3 month USD-	0.65%	23,215
				LIBOR-BBA

	27,491,000 E	232,590	12/18/18	1.95%	3 month USD-	(346,095)
					LIBOR-BBA

	3,548,000 E	97,023	12/18/23	3.05%	3 month USD-	(4,627)
					LIBOR-BBA

	34,000,000	(327)	8/28/20	2.52%	3 month USD-	(1,235,096)
					LIBOR-BBA

	547,000	(35)	9/25/23	3 month USD-	2.92%	14,030
				LIBOR-BBA

EUR	29,802,000 E	(159)	9/3/17	1.53%	1 month EUR-	(189,934)
					EONIA-OIS-
					COMPOUND

EUR	2,576,000	(24)	7/17/23	1.918%	6 month EUR-	(15,788)
					EURIBOR-
					REUTERS

EUR	1,970,000	(19)	7/17/23	1.906%	6 month EUR-	(9,040)
					EURIBOR-
					REUTERS

EUR	3,219,000	(31)	9/3/23	6 month EUR-	2.1825%	112,198
				EURIBOR-REUTERS

EUR	3,024,000	(29)	10/21/23	6 month EUR-	2.168%	84,532
				EURIBOR-REUTERS

EUR	2,900,000	(51)	9/12/23	2.33%	6 month EUR-	(153,264)
					EURIBOR-
					REUTERS

EUR	1,290,000	(23)	6/20/23	1.835%	6 month EUR-	2,209
					EURIBOR-
					REUTERS

EUR	986,000	(18)	10/21/23	6 month EUR-	2.171%	27,930
				EURIBOR-REUTERS

EUR	6,400,000	(80)	8/27/20	1.854%	6 month EUR-	(249,875)
					EURIBOR-
					REUTERS

EUR	750,000	(13)	9/19/23	2.215%	6 month EUR-	(28,071)
					EURIBOR-
					REUTERS

EUR	2,866,000	(52)	11/4/23	6 month EUR-	1.961%	(130)
				EURIBOR-REUTERS

56 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

EUR	986,000	$(18)	10/18/23	6 month EUR-	2.219%	$34,358
				EURIBOR-REUTERS

EUR	3,155,000	(56)	10/15/23	6 month EUR-	2.155%	84,996
				EURIBOR-REUTERS

EUR	5,700,000	(101)	6/20/23	1.835%	6 month EUR-	9,761
					EURIBOR-
					Telerate

EUR	7,800,000 E	(114)	7/2/23	2.895%	6 month EUR-	(31,038)
					EURIBOR-
					Telerate

EUR	7,800,000 E	(114)	7/3/23	2.89%	6 month EUR-	(28,390)
					EURIBOR-
					REUTERS

EUR	16,911,000	(291)	7/15/23	1.945%	6 month EUR-	(164,608)
					EURIBOR-
					REUTERS

EUR	1,512,000	(27)	10/22/23	6 month EUR-	2.125%	33,853
				EURIBOR-REUTERS

EUR	3,011,000	(55)	11/1/23	6 month EUR-	1.997%	14,949
				EURIBOR-REUTERS

EUR	5,700,000	(104)	11/4/23	6 month EUR-	1.95%	(8,269)
				EURIBOR-REUTERS

GBP	1,459,000	(31)	9/17/23	2.85375%	6 month GBP-	(61,196)
					LIBOR-BBA

GBP	20,100,000 E	(122)	10/23/16	6 month GBP-	1.645%	14,381
				LIBOR-BBA

GBP	1,076,000	(22)	8/8/23	2.5975%	6 month GBP-	(10,321)
					LIBOR-BBA

GBP	2,800,000	(52)	10/23/20	2.144%	6 month GBP-	(8,071)
					LIBOR-BBA

GBP	927,000	(19)	7/31/23	2.44375%	6 month GBP-	11,091
					LIBOR-BBA

GBP	731,000	(15)	8/6/23	2.581%	6 month GBP-	(5,500)
					LIBOR-BBA

GBP	20,100,000 E	(122)	10/21/16	6 month GBP-	1.75%	41,130
				LIBOR-BBA

GBP	2,800,000	(43)	10/21/20	2.222%	6 month GBP-	(32,097)
					LIBOR-BBA

JPY	285,926,000	(23)	10/3/18	0.403%	6 month JPY-	(9,421)
					LIBOR-BBA

JPY	97,000,000	(34)	9/2/43	1.87875%	6 month JPY-	(36,211)
					LIBOR-BBA

JPY	118,820,000	(41)	10/3/43	6 month JPY-	1.843%	31,294
				LIBOR-BBA

JPY	379,698,000	(68)	7/12/43	2.024375%	6 month JPY-	(295,930)
					LIBOR-BBA

JPY	118,820,000	(22)	10/3/43	6 month JPY-	1.8425%	31,156
				LIBOR-BBA

Global Income Trust	57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPY	1,827,358,000	$(74)	7/12/18	6 month JPY-	0.5175%	$182,949
				LIBOR-BBA

JPY	189,849,000	(34)	7/18/43	1.9825%	6 month JPY-	(126,624)
					LIBOR-BBA

JPY	913,679,000	(37)	7/18/18	6 month JPY-	0.4825%	74,672
				LIBOR-BBA

JPY	1,370,518,500	(56)	8/28/18	0.4475%	6 month JPY-	(81,775)
					LIBOR-BBA

JPY	285,926,000	(12)	10/3/18	0.403%	6 month JPY-	(9,409)
					LIBOR-BBA

JPY	142,580,000	(26)	10/15/43	6 month JPY-	1.73%	(5,031)
				LIBOR-BBA

Total		$1,243,824				$(4,370,786)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$691,450	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(9,684)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,254,407	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,704)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
140,243	—	1/12/40	5.00% (1 month	Synthetic MBX Index	311
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

227,139	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(3,039)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

997,340	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,968)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,478,082	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(104,730)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,563,876	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(21,902)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

785,381	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,999)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

58 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$357,036	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(5,000)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,431,010	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(45,939)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

9,750,953	—	1/12/41	5.00% (1 month	Synthetic MBX Index	24,697
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,854	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(33)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

37,394	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(329)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

149,906	—	1/12/41	5.00% (1 month	Synthetic MBX Index	380
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

777,512	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,889)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

643,542	—	1/12/40	4.50% (1 month	Synthetic MBX Index	2,467
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

85,704	—	1/12/40	5.00% (1 month	Synthetic MBX Index	190
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,283,690	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,922
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,468,086	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,784
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

696,352	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,764
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

122,890	—	1/12/40	5.00% (1 month	Synthetic MBX Index	273
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

398,418	—	1/12/40	5.00% (1 month	Synthetic MBX Index	885
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

288,986	—	1/12/40	5.00% (1 month	Synthetic MBX Index	642
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

11,999	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(27)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Global Income Trust 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$12,745	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(112)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,760,764	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(24,273)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

418,327	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(954)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,972,009	—	1/12/38	6.50% (1 month	Synthetic MBX Index	17,338
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

298,841	—	1/12/39	6.00% (1 month	Synthetic MBX Index	681
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,509,723	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	47,426
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

386,286	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	7,300
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,664,200	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	23,307
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

417,035	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(580)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

208,517	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(290)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

208,517	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(290)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,254,407	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,704)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

418,482	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(582)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,086,727	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,512)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

418,482	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(582)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,405	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(21)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

60 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,674,528	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(23,451)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,028,442	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(16,754)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

329,185	—	1/12/41	5.00% (1 month	Synthetic MBX Index	834
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

434,628	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(7,080)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

876,408	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,705)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

653,489	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(3,181)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

835,397	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,162)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

492,611	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,331)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,095,697	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,345
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,668,206	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	31,083
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,079,303	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	39,292
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,284,050	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	17,983
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

165,206	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,452)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

173,863	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,529)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Global Income Trust	61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$256,764	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$650
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

584,241	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,182)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,051,755	—	1/12/41	(3.50%) 1 month	Synthetic TRS Index	22,222
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

1,127,171	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	15,786
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,096,138	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	39,611
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Credit Suisse International
1,144,529	—	1/12/41	4.50% (1 month	Synthetic MBX Index	5,638
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

1,254,407	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,704)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,638,024	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	64,955
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

2,344,831	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	32,839
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

909,802	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	12,742
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,774,360	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	24,850
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

1,769,000	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	33,429
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,352,297	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	44,451
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,079,758	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	39,301
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,057,009	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	38,871
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,425,634	(10,692)	1/12/40	(4.00%) 1 month	Synthetic TRS Index	18,966
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

62 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
$339,461	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$(3,174)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

968,816	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,568)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

63,485	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(309)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

139,175	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,949)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

271,957	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,809)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

267,534	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,056)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

563,890	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(7,545)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

563,890	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(7,545)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

4,178,205	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(58,515)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

248,843	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,485)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,965,623	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(56,041)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

5,422,913	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(75,948)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,521,301	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(104,337)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,213,913	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(22,939)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

414,575	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,806)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

992,422	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,899)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Global Income Trust 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,157,170	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(16,206)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,170	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(25)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

298,928	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,649)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,165,573	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(43,861)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

66,852	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(588)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

80,198	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(705)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,285	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(11)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,514,747	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(13,318)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

532,111	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,452)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,019,962	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,284)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,517,157	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(21,247)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,592,412	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(21,308)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,535,353	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	21,502
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

838,528	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(11,220)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,155,741	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	40,737
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

2,051,755	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(22,222)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

64 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$24,408	$—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	$119
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	23,247	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(217)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	1,281,100	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,942)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,252,587	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,670)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	1,254,407	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(23,704)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	843,411	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(11,812)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	590,122	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	11,152
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	2,544,495	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	35,635
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,544,004	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	35,628
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	1,753,705	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	24,560
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,477,874	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	46,824
				USD-LIBOR	4.50% 30 year Fannie
					Mae pools

	6,782,000	—	8/9/18	2.2575%	USA Non Revised	29,841
					Consumer Price
					Index-Urban (CPI-U)

	6,782,000	—	8/15/18	2.225%	USA Non Revised	19,871
					Consumer Price
					Index-Urban (CPI-U)

EUR	5,700,000	—	6/20/23	1.84%	Eurostat Eurozone	94,107
					HICP excluding
					tobacco

EUR	5,700,000	—	11/4/23	(1.825%)	Eurostat Eurozone	(12,298)
					HICP excluding
					tobacco

Global Income Trust 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$1,884,568	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(35,613)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

85,865	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	803
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

228,188	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	3,196
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$(10,692)				$(84,761)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$2,666	$39,000	5/11/63	300 bp	$430
Index

CMBX NA BBB	BBB–/P	5,303	88,000	5/11/63	300 bp	259
Index

CMBX NA BBB	BBB–/P	10,865	176,000	5/11/63	300 bp	778
Index

CMBX NA BBB	BBB–/P	10,317	181,000	5/11/63	300 bp	(57)
Index

Barclays Bank PLC
CMBX NA BBB	BBB–/P	13,525	122,000	5/11/63	300 bp	6,532
Index

Irish Gov’t, 4.50%,	—	(21,713)	271,000	9/20/17	(100 bp)	(21,913)
4/18/2020

Obrigacoes Do	—	(44,216)	271,000	9/20/17	(100 bp)	(21,062)
Tesouro, 5.45%,
9/23/13

Credit Suisse International
CMBX NA BBB	BBB–/P	676	23,000	5/11/63	300 bp	(642)
Index

CMBX NA BBB	BBB–/P	8,434	69,000	5/11/63	300 bp	4,479
Index

CMBX NA BBB	BBB–/P	6,887	71,000	5/11/63	300 bp	2,817
Index

CMBX NA BBB	BBB–/P	1,454	76,000	5/11/63	300 bp	(2,902)
Index

CMBX NA BBB	BBB–/P	690	89,000	5/11/63	300 bp	(4,411)
Index

CMBX NA BBB	BBB–/P	8,994	113,000	5/11/63	300 bp	2,518
Index

66 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$15,705	$139,000	5/11/63	300 bp	$7,738
Index

CMBX NA BBB	BBB–/P	11,537	149,000	5/11/63	300 bp	2,996
Index

CMBX NA BBB	BBB–/P	9,867	150,000	5/11/63	300 bp	1,270
Index

CMBX NA BBB	BBB–/P	11,968	150,000	5/11/63	300 bp	3,373
Index

CMBX NA BBB	BBB–/P	2,678	152,000	5/11/63	300 bp	(6,034)
Index

CMBX NA BBB	BBB–/P	4,625	152,000	5/11/63	300 bp	(4,087)
Index

CMBX NA BBB	BBB–/P	2,397	156,000	5/11/63	300 bp	(6,545)
Index

CMBX NA BBB	BBB–/P	2,067	178,000	5/11/63	300 bp	(8,136)
Index

CMBX NA BBB	BBB–/P	13,039	179,000	5/11/63	300 bp	2,780
Index

CMBX NA BBB	BBB–/P	19,849	259,000	5/11/63	300 bp	5,004
Index

CMBX NA BBB	BBB–/P	12,926	315,000	5/11/63	300 bp	(5,128)
Index

CMBX NA BBB	BBB–/P	222	2,000	5/11/63	300 bp	107
Index

CMBX NA BBB	BBB–/P	3,040	39,000	5/11/63	300 bp	804
Index

CMBX NA BBB	BBB–/P	5,181	60,000	5/11/63	300 bp	1,742
Index

CMBX NA BBB	BBB–/P	5,221	60,000	5/11/63	300 bp	1,782
Index

CMBX NA BBB	BBB–/P	6,105	63,000	5/11/63	300 bp	2,494
Index

CMBX NA BBB	BBB–/P	19,820	186,000	5/11/63	300 bp	9,159
Index

CMBX NA BBB	BBB–/P	25,241	239,000	5/11/63	300 bp	11,542
Index

Spain Gov’t, 5.50%,	—	(31,948)	271,000	9/20/17	(100 bp)	(26,636)
7/30/2017

Total		$143,422				$(38,949)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2013. Securities rated by Putnam are indicated by “/P.”

Global Income Trust 67

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$88,221,391	$—

Foreign government and agency bonds and notes	—	113,348,334	—

Mortgage-backed securities	—	73,617,534	—

Municipal bonds and notes	—	549,435	—

Purchased options outstanding	—	44,040	—

Purchased swap options outstanding	—	496,154	—

Senior loans	—	75,074	—

U.S. government and agency mortgage obligations	—	52,890,119	—

U.S. treasury obligations	—	123,794	—

Short-term investments	4,379,550	16,283,364	—

Totals by level	$4,379,550	$345,649,239	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,479,433)	$—

Futures contracts	(933,491)	—	—

Written swap options outstanding	—	(531,944)	—

Forward premium swap option contracts	—	1,620	—

TBA sale commitments	—	(15,447,422)	—

Interest rate swap contracts	—	(4,791,814)	—

Total return swap contracts	—	(74,069)	—

Credit default contracts	—	(182,371)	—

Totals by level	$(933,491)	$(22,505,433)	$—

The accompanying notes are an integral part of these financial statements.

68 Global Income Trust

Statement of assets and liabilities 10/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $335,983,913)	$346,899,239
Affiliated issuers (identified cost $3,129,550) (Note 5)	3,129,550

Cash	30,415

Foreign currency (cost $599,165) (Note 1)	594,345

Interest and other receivables	3,249,683

Receivable for shares of the fund sold	391,346

Receivable for investments sold	1,273,962

Receivable for sales of delayed delivery securities (Note 1)	15,491,134

Receivable for variation margin (Note 1)	354,863

Unrealized appreciation on forward premium swap option contracts (Note 1)	1,620

Unrealized appreciation on forward currency contracts (Note 1)	1,282,321

Unrealized appreciation on OTC swap contracts (Note 1)	3,161,871

Premium paid on OTC swap contracts (Note 1)	108,569

Total assets	375,968,918

LIABILITIES

Payable for investments purchased	4,598,382

Payable for purchases of delayed delivery securities (Note 1)	44,156,887

Payable for shares of the fund repurchased	952,144

Payable for compensation of Manager (Note 2)	141,691

Payable for custodian fees (Note 2)	29,621

Payable for investor servicing fees (Note 2)	74,028

Payable for Trustee compensation and expenses (Note 2)	121,557

Payable for administrative services (Note 2)	1,123

Payable for distribution fees (Note 2)	85,185

Payable for variation margin (Note 1)	534,287

Unrealized depreciation on OTC swap contracts (Note 1)	2,462,785

Premium received on OTC swap contracts (Note 1)	241,299

Unrealized depreciation on forward currency contracts (Note 1)	2,761,754

Written options outstanding, at value (premiums $496,444) (Notes 1 and 3)	531,944

TBA sale commitments, at value (proceeds receivable $15,473,300) (Note 1)	15,447,422

Collateral on certain derivative contracts, at value (Note 1)	1,383,793

Other accrued expenses	240,402

Total liabilities	73,764,304

Net assets	$302,204,614

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$302,576,604

Undistributed net investment income (Note 1)	1,708,698

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(6,923,969)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,843,281

Total — Representing net assets applicable to capital shares outstanding	$302,204,614

(Continued on next page)

Global Income Trust 69

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($199,284,068 divided by 15,857,716 shares)	$12.57

Offering price per class A share (100/96.00 of $12.57)*	$13.09

Net asset value and offering price per class B share ($9,002,425 divided by 719,650 shares)**	$12.51

Net asset value and offering price per class C share ($31,770,671 divided by 2,538,983 shares)**	$12.51

Net asset value and redemption price per class M share ($12,457,327 divided by 1,000,647 shares)	$12.45

Offering price per class M share (100/96.75 of $12.45)†	$12.87

Net asset value, offering price and redemption price per class R share
($5,585,937 divided by 445,337 shares)	$12.54

Net asset value, offering price and redemption price per class R5 share
($10,545 divided by 839 shares)‡	$12.56

Net asset value, offering price and redemption price per class R6 share
($4,024,523 divided by 320,281 shares)	$12.57

Net asset value, offering price and redemption price per class Y share
($40,069,118 divided by 3,188,865 shares)	$12.57

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

‡ Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

70 Global Income Trust

Statement of operations Year ended 10/31/13

INVESTMENT INCOME

Interest (net of foreign tax of $1,052) (including interest income of $16,381 from investments
in affiliated issuers) (Note 5)	$14,030,384

EXPENSES

Compensation of Manager (Note 2)	1,905,854

Investor servicing fees (Note 2)	512,968

Custodian fees (Note 2)	98,609

Trustee compensation and expenses (Note 2)	32,591

Distribution fees (Note 2)	1,116,409

Administrative services (Note 2)	10,166

Other	365,528

Total expenses	4,042,125

Expense reduction (Note 2)	(379)

Net expenses	4,041,746

Net investment income	9,988,638

Net realized gain on investments (Notes 1 and 3)	6,841,172

Net increase from payments by affiliates (Note 2)	4,456

Net realized gain on swap contracts (Note 1)	4,581,758

Net realized loss on futures contracts (Note 1)	(2,296,387)

Net realized loss on foreign currency transactions (Note 1)	(2,584,069)

Net realized gain on written options (Notes 1 and 3)	1,439,185

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,288,148)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	(14,535,519)

Net loss on investments	(7,837,552)

Net increase in net assets resulting from operations	$2,151,086

The accompanying notes are an integral part of these financial statements.

Global Income Trust	71

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/13	Year ended 10/31/12

Operations:
Net investment income	$9,988,638	$10,017,621

Net realized gain (loss) on investments
and foreign currency transactions	7,986,115	(20,958,754)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(15,823,667)	31,910,839

Net increase in net assets resulting from operations	2,151,086	20,969,706

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,033,372)	(6,221,541)

Class B	(212,458)	(256,666)

Class C	(740,318)	(883,708)

Class M	(340,470)	(419,595)

Class R	(136,973)	(104,246)

Class R5	(311)	(85)

Class R6	(77,428)	(88)

Class Y	(1,615,804)	(2,099,061)

From return of capital
Class A	(653,480)	(1,957,208)

Class B	(23,011)	(80,743)

Class C	(80,185)	(278,002)

Class M	(36,876)	(131,999)

Class R	(14,836)	(32,794)

Class R5	(34)	(27)

Class R6	(8,386)	(27)

Class Y	(175,009)	(660,335)

Decrease from capital share transactions (Note 4)	(52,950,579)	(346,467)

Total increase (decrease) in net assets	(60,948,444)	7,497,114

NET ASSETS

Beginning of year	363,153,058	355,655,944

End of year (including undistributed net investment income
of $1,708,698 and distributions in excess of net investment
income of $455,160, respectively)	$302,204,614	$363,153,058

The accompanying notes are an integral part of these financial statements.

72 Global Income Trust

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Global Income Trust	73

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From						Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
October 31, 2013	$12.85	.38	(.27)	.11	(.35)	(.04)	(.39)	—	—	$12.57	.82	$199,284	1.10	2.96	335
October 31, 2012	12.58	.36	.38	.74	(.36)	(.11)	(.47)	—	—	12.85	6.02	229,240	1.10	2.85	162
October 31, 2011	13.15	.47	(.27)	.20	(.77)	—	(.77)	— [e]	— [e,f]	12.58	1.55	215,202	1.13	3.67	116
October 31, 2010	13.24	.80	.82	1.62	(1.71)	—	(1.71)	— [e]	— [e,g]	13.15	13.63	157,631	1.14 [h]	6.35 [h]	79
October 31, 2009	10.47	.62	2.91	3.53	(.76)	—	(.76)	— [e]	— [e,i]	13.24	35.39	113,047	1.14 [h]	5.57 [h]	203

Class B
October 31, 2013	$12.80	.28	(.28)	— [e]	(.26)	(.03)	(.29)	—	—	$12.51	(.01)	$9,002	1.85	2.21	335
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.24	11,109	1.85	2.10	162
October 31, 2011	13.10	.38	(.28)	.10	(.67)	—	(.67)	— [e]	— [e,f]	12.53	.81	11,499	1.88	2.94	116
October 31, 2010	13.20	.72	.80	1.52	(1.62)	—	(1.62)	— [e]	— [e,g]	13.10	12.74	9,453	1.89 [h]	5.67 [h]	79
October 31, 2009	10.44	.52	2.92	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	8,144	1.89 [h]	4.77 [h]	203

Class C
October 31, 2013	$12.80	.28	(.28)	— [e]	(.26)	(.03)	(.29)	—	—	$12.51	(.01)	$31,771	1.85	2.22	335
October 31, 2012	12.53	.26	.38	.64	(.28)	(.09)	(.37)	—	—	12.80	5.25	39,316	1.85	2.10	162
October 31, 2011	13.10	.35	(.24)	.11	(.68)	—	(.68)	— [e]	— [e,f]	12.53	.83	36,264	1.88	2.70	116
October 31, 2010	13.20	.68	.85	1.53	(1.63)	—	(1.63)	— [e]	— [e,g]	13.10	12.80	13,700	1.89 [h]	5.39 [h]	79
October 31, 2009	10.44	.53	2.91	3.44	(.68)	—	(.68)	— [e]	— [e,i]	13.20	34.38	4,451	1.89 [h]	4.82 [h]	203

Class M
October 31, 2013	$12.74	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	$12.45	.50	$12,457	1.35	2.71	335
October 31, 2012	12.47	.32	.38	.70	(.33)	(.10)	(.43)	—	—	12.74	5.80	14,969	1.35	2.60	162
October 31, 2011	13.04	.45	(.28)	.17	(.74)	—	(.74)	— [e]	— [e,f]	12.47	1.30	16,403	1.38	3.51	116
October 31, 2010	13.14	.78	.80	1.58	(1.68)	—	(1.68)	— [e]	— [e,g]	13.04	13.35	17,170	1.39 [h]	6.21 [h]	79
October 31, 2009	10.40	.58	2.89	3.47	(.73)	—	(.73)	— [e]	— [e,i]	13.14	35.00	18,789	1.39 [h]	5.30 [h]	203

Class R
October 31, 2013	$12.83	.34	(.28)	.06	(.32)	(.03)	(.35)	—	—	$12.54	.50	$5,586	1.35	2.70	335
October 31, 2012	12.56	.33	.37	.70	(.33)	(.10)	(.43)	—	—	12.83	5.76	4,142	1.35	2.61	162
October 31, 2011	13.14	.44	(.28)	.16	(.74)	—	(.74)	— [e]	— [e,f]	12.56	1.25	3,658	1.38	3.43	116
October 31, 2010	13.23	.75	.84	1.59	(1.68)	—	(1.68)	— [e]	— [e,g]	13.14	13.39	2,264	1.39 [h]	5.92 [h]	79
October 31, 2009	10.46	.59	2.91	3.50	(.73)	—	(.73)	— [e]	— [e,i]	13.23	35.10	834	1.39 [h]	5.31 [h]	203

Class R5
October 31, 2013	$12.85	.42	(.29)	.13	(.38)	(.04)	(.42)	—	—	$12.56	1.02	$11.82		3.27	335
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.34*	10	.27*	.99*	162

Class R6
October 31, 2013	$12.85	.38 j	(.23)	.15	(.39)	(.04)	(.43)	—	—	$12.57	1.19	$4,025.75		3.00 [j]	335
October 31, 2012†	12.45	.13	.41	.54	(.11)	(.03)	(.14)	—	—	12.85	4.37*	10	.25*	1.01*	162

Class Y
October 31, 2013	$12.86	.41	(.28)	.13	(.38)	(.04)	(.42)	—	—	$12.57	1.00	$40,069.85		3.22	335
October 31, 2012	12.58	.39	.39	.78	(.38)	(.12)	(.50)	—	—	12.86	6.40	64,357.85		3.11	162
October 31, 2011	13.16	.46	(.24)	.22	(.80)	—	(.80)	— [e]	— [e,f]	12.58	1.74	72,631.88		3.53	116
October 31, 2010	13.25	.83	.83	1.66	(1.75)	—	(1.75)	— [e]	— [e,g]	13.16	13.93	13,371	.89 [h]	6.54 [h]	79
October 31, 2009	10.48	.64	2.92	3.56	(.79)	—	(.79)	— [e]	— [e,i]	13.25	35.69	5,218	.89 [h]	5.78 [h]	203

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

74 Global Income Trust	Global Income Trust	75

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding on March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.02%

October 31, 2009	0.32

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C. and Millennium International Management, L.L.C. which amounted to less than $0.01 per share outstanding on June 23, 2009.

j The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

76 Global Income Trust

Notes to financial statements 10/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2012 through October 31, 2013.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will

Global Income Trust	77

generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

78 Global Income Trust

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing

Global Income Trust 79

member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific sectors or industries, to gain exposure to rates of inflation in specific regions or countries and to hedge inflation in specific regions or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared

80 Global Income Trust

credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $692,821 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,894,414 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $2,553,556.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

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Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2013, the fund had a capital loss carryover of $6,737,475 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$3,606,825	$651,228	$4,258,053	*

2,479,422	N/A	2,479,422	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,332,354 to decrease distributions in excess of net investment income and $1,332,354 to increase accumulated net realized loss.

82 Global Income Trust

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$16,535,434
Unrealized depreciation	(6,628,787)

Net unrealized appreciation	9,906,647
Capital loss carryforward	(6,737,475)
Cost for federal income tax purposes	$340,092,244

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $4,456 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Global Income Trust 83

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$331,315	Class R5	13

Class B	15,481	Class R6	1,254

Class C	53,943	Class Y	82,706

Class M	20,184	Total	$512,968

Class R	8,072

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $379 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $208, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$555,652	Class M	67,746

Class B	103,892	Class R	27,105

Class C	362,014	Total	$1,116,409

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $27,892 and $261 from the sale of class A and class M shares, respectively, and received $6,065 and $1,288 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $197 and no monies on class A and class M redemptions, respectively.

84 Global Income Trust

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,040,234,296 and $1,053,771,678, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $2,778,750 and $2,779,219, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written option
		option contract	swap option	number of	Written option
		amounts	premiums	contracts	premiums

Written options outstanding
at the beginning of the	USD	35,506,000	$683,491	—	$—
reporting period	EUR	—	$—	—	$—

Options opened	USD	950,076,827	2,325,330	22	8,552
	EUR	96,441,000	1,112,863	—	—

Options exercised	USD	(91,616,000)	(117,213)	—	—
	EUR	—	—	—	—

Options expired	USD	—	—	(22)	(8,552)
	EUR	—	—	—	—

Options closed	USD	(848,006,827)	(2,395,164)	—	—
	EUR	(96,441,000)	(1,112,863)	—	—

Written options outstanding
at the end of the	USD	45,960,000	$496,444	—	$—
reporting period	EUR	—	$—	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/13		Year ended 10/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	4,261,894	$54,357,290	6,547,805	$82,263,702

Shares issued in connection with
reinvestment of distributions	475,017	6,026,644	566,339	7,099,019

	4,736,911	60,383,934	7,114,144	89,362,721

Shares repurchased	(6,712,131)	(85,179,431)	(6,387,734)	(80,143,104)

Net increase (decrease)	(1,975,220)	$(24,795,497)	726,410	$9,219,617

	Year ended 10/31/13		Year ended 10/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	122,001	$1,551,555	230,558	$2,883,984

Shares issued in connection with
reinvestment of distributions	16,871	213,146	22,286	278,059

	138,872	1,764,701	252,844	3,162,043

Shares repurchased	(287,294)	(3,627,673)	(302,795)	(3,788,612)

Net decrease	(148,422)	$(1,862,972)	(49,951)	$(626,569)

Global Income Trust 85

	Year ended 10/31/13		Year ended 10/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	610,133	$7,754,780	1,263,132	$15,793,145

Shares issued in connection with
reinvestment of distributions	54,454	688,048	73,705	919,902

	664,587	8,442,828	1,336,837	16,713,047

Shares repurchased	(1,196,791)	(15,147,669)	(1,160,044)	(14,532,294)

Net increase (decrease)	(532,204)	$(6,704,841)	176,793	$2,180,753

	Year ended 10/31/13		Year ended 10/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	28,068	$354,011	56,810	$706,720

Shares issued in connection with
reinvestment of distributions	6,607	83,029	8,100	100,646

	34,675	437,040	64,910	807,366

Shares repurchased	(209,081)	(2,641,557)	(205,323)	(2,571,643)

Net decrease	(174,406)	$(2,204,517)	(140,413)	$(1,764,277)

	Year ended 10/31/13		Year ended 10/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	262,354	$3,348,411	173,835	$2,174,344

Shares issued in connection with
reinvestment of distributions	8,211	103,915	7,624	95,399

	270,565	3,452,326	181,459	2,269,743

Shares repurchased	(147,965)	(1,878,387)	(149,986)	(1,878,093)

Net increase	122,600	$1,573,939	31,473	$391,650

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	803	$10,000

Shares issued in connection with
reinvestment of distributions	27	345	9	112

	27	345	812	10,112

Shares repurchased	—	—	—	—

Net increase	27	$345	812	$10,112

			For the period 7/3/12
			(commencement of operations)
	Year ended 10/31/13		to 10/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	378,940	$4,867,378	803	$10,000

Shares issued in connection with
reinvestment of distributions	6,827	85,814	9	115

	385,767	4,953,192	812	10,115

Shares repurchased	(66,298)	(828,879)	—	—

Net increase	319,469	$4,124,313	812	$10,115

86 Global Income Trust

	Year ended 10/31/13		Year ended 10/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,919,287	$24,558,955	3,928,956	$49,248,870

Shares issued in connection with
reinvestment of distributions	93,944	1,194,335	138,924	1,741,538

	2,013,231	25,753,290	4,067,880	50,990,408

Shares repurchased	(3,830,680)	(48,834,639)	(4,833,797)	(60,758,276)

Net decrease	(1,817,449)	$(23,081,349)	(765,917)	$(9,767,868)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	839	100.00%	$10,545

Class R6	840	0.26	10,559

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$30,001,394	$43,241,289	$73,242,683	$9,076	$—

Putnam Short Term
Investment Fund*	—	169,196,448	166,066,898	7,305	3,129,550

Totals	$30,001,394	$212,437,737	$239,309,581	$16,381	$3,129,550

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Global Income Trust	87

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,400,000

Purchased swap option contracts (contract amount)	$224,100,000

Written futures contract option contracts (number of contracts) (Note 3)	5

Written swap option contracts (contract amount) (Note 3)	$197,200,000

Futures contracts (number of contracts)	900

Forward currency contracts (contract amount)	$509,400,000

OTC interest rate swap contracts (notional)	$1,052,100,000

Centrally cleared interest rate swap contracts (notional)	$301,400,000

OTC total return swap contracts (notional)	$148,300,000

OTC credit default swap contracts (notional)	$2,600,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$28,466	Payables	$210,837

Foreign exchange
contracts	Receivables	1,282,321	Payables	2,761,754

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	5,584,100*	depreciation	11,373,604*

Total		$6,894,887		$14,346,195

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(93,989)	$(93,989)

Foreign exchange
contracts	—	—	(2,694,874)	—	$(2,694,874)

Interest rate contracts	(1,064,014)	(2,296,387)	—	4,675,747	$1,315,346

Total	$(1,064,014)	$(2,296,387)	$(2,694,874)	$4,581,758	$(1,473,517)

88 Global Income Trust

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(16,489)	$(16,489)

Foreign exchange
contracts	—	—	(1,302,247)	—	$(1,302,247)

Interest rate contracts	572,029	(941,057)	—	(4,505,889)	$(4,874,917)

Total	$572,029	$(941,057)	$(1,302,247)	$(4,522,378)	$(6,193,653)

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $7,512,045 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Global Income Trust 89

PUTNAM GLOBAL INCOME TRUST
FORM N-1A
PART C
OTHER INFORMATION

Item 28. Exhibits

(a) Agreement and Declaration of Trust, as amended May 13, 2002 – Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement filed on February 28, 2003.

(b) By-Laws, as amended through July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Registration Statement filed on February 27, 2001.

(c)(1) Portions of Agreement and Declaration of Trust Relating to Shareholders’ Rights – Incorporated by reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement.

(c)(2) Portions of By-Laws Relating to Shareholders’ Rights –Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on February 28, 1995.

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(d)(1) Interim Management Contract with Putnam Investment Management, LLC dated October 8, 2013.

(d)(2) Sub-Management Contract between Putnam Investment Management, LLC and Putnam Investments Limited dated July 1, 2013; schedule A dated July 1, 2013.

(e)(1) Distributor’s Contract with Putnam Retail Management Limited Partnership dated July 1, 2013.

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(e)(2) Form of Dealer Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed on June 29, 2012.

(e)(3) Form of Financial Institution Sales Contract dated March 27, 2012 – Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed on June 29, 2012.

(f) Trustee Retirement Plan dated October 4, 1996, as amended July 21, 2000 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed on February 25, 2005.

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(g)(1) Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2007; schedule dated March 18, 2013.

(g)(2) Amendment to Master Custodian Agreement with State Street Bank and Trust Company dated August 1, 2013.

(h)(1) Amended & Restated Investor Servicing Agreement – Open-End Funds with Putnam Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013; schedule dated July 1, 2013.

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(h)(2) Letter of Indemnity with Putnam Investment Management, LLC dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed on February 25, 2005.

(h)(3) Liability Insurance Allocation Agreement dated December 18, 2003 – Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed on February 25, 2005.

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(h)(4) Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated January 1, 2007; schedule dated March 18, 2013.

(h)(5) Amendment to Master Sub-Accounting Services Agreement between Putnam Investment Management, LLC and State Street Bank and Trust Company dated August 1, 2013.

(h)(6) Master Interfund Lending Agreement with the Trusts party thereto and Putnam Investment Management, LLC dated July 16, 2010; schedule A dated December 14, 2012; schedule B dated December 14, 2012.

(h)(7) Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2010 – Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on February 28, 2012.

(h)(8) First Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated January 6, 2011--Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement filed on February 28, 2011.

(h)(9) Second Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated July 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on February 28, 2012.

(h)(10) Third Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated December 15, 2011 – Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on February 28, 2012.

(h)(11) Fourth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed on June 29, 2012.

(h)(12) Fifth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012 – Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on February 25, 2013.

(h)(13) Sixth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013.

(h)(14) Seventh Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated June 28, 2013.

(h)(15) Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on February 28, 2012.

(h)(16) First Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated January 6, 2011 – Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement filed on February 28, 2011.

(h)(17) Second Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated July 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on February 28, 2012.

(h)(18) Third Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated December 15, 2011 – Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on February 28, 2012.

(h)(19) Fourth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated March 30, 2012 – Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed on June 29, 2012.

(h)(20) Fifth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 29, 2012 – Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement filed on February 25, 2013.

(h)(21) Sixth Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013.

(h)(22) Seventh Amendment to the Uncommitted Line of Credit Agreement with State Street Bank and Trust Company dated June 28, 2013.

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(i) Opinion of Ropes & Gray LLP, including consent – Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement filed on February 27, 1997.

(j) Consent of Independent Registered Public Accounting Firm.

(k) Not applicable.

(l) Investment Letter from Putnam Investments, LLC to the Registrant – Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement.

(m)(1) Class A Distribution Plan and Agreement dated July 14, 1986, as amended February 1, 1994 – Incorporated by reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement.

(m)(2) Class B Distribution Plan and Agreement dated February 1, 1994 – Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement filed on December 3, 1993.

(m)(3) Class C Distribution Plan and Agreement dated July 16, 1999 – Incorporated by reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement filed on February 28, 2000.

(m)(4) Class M Distribution Plan and Agreement dated February 28, 1995 – Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Registration Statement filed on February 28, 1995.

(m)(5) Class R Distribution Plan and Agreement dated November 14, 2003 – Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement filed on March 1, 2004.

(m)(6) Form of Dealer Service Agreement – Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on February 26, 1998.

(m)(7) Form of Financial Institution Service Agreement – Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement filed on February 26, 1998.

(n) Rule 18f-3 Plan dated November 1, 1999, as most recently amended April 13, 2012 – Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant’s Registration Statement filed on June 29, 2012.

(p)(1) The Putnam Funds Code of Ethics dated June 17, 2011 – Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant’s Registration Statement filed on February 28, 2012.

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(p)(2) Putnam Investments Code of Ethics dated July 2013.

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Item 29. Persons Controlled by or Under Common Control with the Fund

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The Registrant is not controlled by or under common control with any other person.

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Item 30. Indemnification

The information required by this item is incorporated herein by reference to Post-Effective Amendment No. 16 from the Registrant’s Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-04524).

Item 31. Business and Other Connections of the Investment Adviser

Except as set forth below, the directors and officers of each of Putnam Investment Management, LLC, the Registrant’s investment adviser (the “Investment Adviser”), Putnam Investments Limited, investment sub-manager to certain Putnam funds (the “Sub-Manager”), and The Putnam Advisory Company, LLC, investment sub-adviser to certain Putnam funds, have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors or officers of the Investment Adviser, Sub-Manager, or certain of the Investment Adviser’s corporate affiliates. Certain officers of the Investment Adviser serve as officers of some or all of the Putnam funds. The address of the Investment Adviser, its corporate affiliates other than the Sub-Manager, and the Putnam funds is One Post Office Square, Boston, Massachusetts 02109. The address of the Sub-Manager is Cassini House, 57-59 St James’s Street, London, England, SW1A 1LD.

Name and Title	Non-Putnam business, profession, vocation or
employment

N/A

Item 32. Principal Underwriter

(a) Putnam Retail Management Limited Partnership is the principal underwriter for each of the following investment companies, including the Registrant:

George Putnam Balanced Fund, Putnam American Government Income Fund, Putnam Arizona Tax Exempt Income Fund, Putnam Asset Allocation Funds, Putnam California Tax Exempt Income Fund, Putnam Convertible Securities Fund, Putnam Diversified Income Trust, Putnam Equity Income Fund, Putnam Europe Equity Fund, Putnam Funds Trust, The Putnam Fund for Growth and Income, Putnam Global Equity Fund, Putnam Global Health Care Fund, Putnam Global Income Trust, Putnam Global Natural Resources Fund, Putnam Global Utilities Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, Putnam Income Fund, Putnam International Equity Fund, Putnam Investment Funds, Putnam Investors Fund, Putnam Massachusetts Tax Exempt Income Fund, Putnam Michigan Tax Exempt Income Fund, Putnam Minnesota Tax Exempt Income Fund, Putnam Money Market Fund, Putnam Mortgage Recovery Fund, Putnam Multi-Cap Growth Fund, Putnam New Jersey Tax Exempt Income Fund, Putnam New York Tax Exempt Income Fund, Putnam Ohio Tax Exempt Income Fund, Putnam Pennsylvania Tax Exempt Income Fund, Putnam RetirementReady® Funds, Putnam Tax Exempt Income Fund, Putnam Tax Exempt Money Market Fund, Putnam Tax-Free Income Trust, Putnam U.S. Government Income Trust, Putnam Variable Trust, and Putnam Voyager Fund.

(b) The directors and officers of the Registrant's principal underwriter are listed below. Except as noted below, no officer of the Registrant’s principal underwriter is an officer of the Registrant.

The principal business address of each person listed below is One Post Office Square, Boston, MA 02109.

Name	Position and Office with the Underwriter

Connolly, William T.	President

Richer, Clare	Treasurer

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Leary, Joan M.	Assistant Treasurer

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Maher, Stephen B.	Assistant Treasurer

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Burns, Robert T.*	Secretary

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Clark, James F.	Assistant Secretary

Ritter, Jesse D.	Assistant Secretary

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Ettinger, Robert D.	Vice President

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Leveille, Robert R.**	Vice President

Trenchard, Mark C.***	Vice President

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*Mr. Burns is Vice President and Chief Legal Officer of the Registrant.

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** Mr. Leveille is Vice President and Chief Compliance Officer of the Registrant.

***Mr. Trenchard is Vice President and BSA Compliance Officer of the Registrant.

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Item 33. Location of Accounts and Records

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Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are the Registrant's Clerk, Michael J. Higgins; the Registrant's investment adviser, Putnam Investment Management, LLC (PIM); the Registrant's principal underwriter, Putnam Retail Management Limited Partnership (PRM); the Registrant's custodian, State Street Bank and Trust Company (which, in addition to its duties as custodian, also provides certain administrative, pricing, and bookkeeping services); and the Registrant's transfer and dividend disbursing agent, Putnam Investor Services, Inc. The address of the Clerk, PIM, PRM and Putnam Investor Services, Inc. is One Post Office Square, Boston, Massachusetts 02109. State Street Bank and Trust Company is located at 225 Franklin Street, Boston, Massachusetts 02110 and 2 Avenue de Lafayette, Boston, Massachusetts 02111.

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Item 34.	Management Services

None.

Item 35.	Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of Putnam Global Income Trust is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

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SIGNATURES

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Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and The Commonwealth of Massachusetts, on the 28th day of February, 2014.

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Putnam Global Income Trust

By: /s/	Jonathan S. Horwitz, Executive Vice President,
Principal Executive Officer and Compliance
Liaison

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title

Jameson A. Baxter*	Chair, Board of Trustees

Robert L. Reynolds*	President and Trustee

Jonathan S. Horwitz*	Executive Vice President, Principal Executive
Officer and Compliance Liaison

Steven D. Krichmar*	Vice President and Principal Financial Officer

Janet C. Smith*	Vice President, Principal Accounting Officer and
Assistant Treasurer
Liaquat Ahamed*	Trustee

Ravi Akhoury*	Trustee

Barbara M. Baumann*	Trustee

Charles B. Curtis*	Trustee

Robert J. Darretta*	Trustee

Katinka Domotorffy*	Trustee

John A. Hill*	Trustee

Paul L. Joskow*	Trustee
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Kenneth R. Leibler*	Trustee

Robert E. Patterson*	Trustee

George Putnam, III*	Trustee

W. Thomas Stephens*	Trustee

	By: /s/	Jonathan S. Horwitz, as Attorney-in-Fact
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February 28, 2014

* Signed pursuant to a power of attorney filed
filed in Post-Effective Amendment No. 33 to
the Registrant’s Registration Statement filed on
February 25, 2013.

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EXHIBIT INDEX

Item 22	Exhibit

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(d)(1)	Interim Management Contract with Putnam Investment Management, LLC dated
October 8, 2013.

(d)(2)	Sub-Management Contract between Putnam Investment Management, LLC and
Putnam Investments Limited dated July 1, 2013; schedule A dated July 1, 2013.

(e)(1)	Distributor’s Contract with Putnam Retail Management Limited Partnership dated July
1, 2013.

(g)(1)	Master Custodian Agreement with State Street Bank and Trust Company dated January
1, 2007; schedule dated March 18, 2013.

(g)(2)	Amendment to Master Custodian Agreement with State Street Bank and Trust
Company dated August 1, 2013.

(h)(1)	Amended & Restated Investor Servicing Agreement – Open-End Funds with Putnam
Investment Management, LLC and Putnam Investor Services, Inc. dated July 1, 2013;
schedule dated July 1, 2013.

(h)(4)	Master Sub-Accounting Services Agreement between Putnam Investment
Management, LLC and State Street Bank and Trust Company dated January 1, 2007;
schedule dated March 18, 2013.

(h)(5)	Amendment to Master Sub-Accounting Services Agreement between Putnam
Investment Management, LLC and State Street Bank and Trust Company dated August
1, 2013.

(h)(6)	Master Interfund Lending Agreement with the Trusts party thereto and Putnam
Investment Management, LLC dated July 16, 2010; schedule A dated December 14,
2012; schedule B dated December 14, 2012.

(h)(13)	Sixth Amendment to the Committed Line of Credit Agreement with State Street Bank and Trust Company dated March 27, 2013.

(h)(14)	Seventh Amendment to the Committed Line of Credit Agreement with State Street
Bank and Trust Company dated June 28, 2013.

(h)(21)	Sixth Amendment to the Uncommitted Line of Credit Agreement with State Street
Bank and Trust Company dated March 27, 2013.

(h)(22)	Seventh Amendment to the Uncommitted Line of Credit Agreement with State Street
Bank and Trust Company dated June 28, 2013.

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(j)	Consent of Independent Registered Public Accounting Firm.

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(p)(2)	Putnam Investments Code of Ethics dated July 2013.

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